As filed with the Securities and Exchange Commission on February 27, 2015

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.___	( )
Post-Effective Amendment No. 135	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X)
OF 1940

Amendment No. 135	(X)

GREAT-WEST FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111

Registrant's Telephone Number, including Area Code: (866) 831-7129

Charles P. Nelson
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:
Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485 on ______________, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485
x	on May 1, 2015, pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on _______________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GREAT-WEST FUNDS, INC.

Great-West American Century Growth Fund
Initial Class Ticker: MXGRX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.65%	1.00%	1.25%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$102	$318	$552	$1,225
Class L	$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __%of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund, under normal circumstances, invests in stocks of companies the portfolio managers believe will increase in value over time. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies, including companies located in emerging markets, and in foreign securities issued in the form of American Depository Receipts (“ADRs”).

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the Fund will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s

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business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - Returns from large-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	5.85%
Worst Quarter	June 2014	-4.89%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Since Inception (6/16/2011)
Initial Class	__%	__%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Sub-Adviser
American Century Investment Management, Inc. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Gregory J. Woodhams, CFA	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager	2011
E.A. Prescott LeGard, CFA	Vice President and Senior Portfolio Manager	2011

Purchase and Sale of Fund Shares

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Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund, under normal circumstances, invests in stocks of larger-sized companies the portfolio managers believe will increase in value over time. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Fund will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies, including companies located in emerging markets, and in foreign securities issued in the form of ADRs.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Great-West Funds’ Board of Directors without shareholder approval.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

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Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the

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world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Russell 1000® Growth Index . The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

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GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

American Century Investment Management, Inc. (“American Century”) is registered as an investment adviser with the SEC, and has been managing mutual funds since 1958. Its headquarters are located at 4500 Main Street, Kansas City, Missouri 64111.

Gregory J. Woodhams, CFA, Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Growth Fund since he joined American Century in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin.

E.A. Prescott LeGard, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Growth Fund since he joined American Century in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method

9

that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s

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account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares,Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate the GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

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The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class or Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

GREAT-WEST FUNDS, INC.

Great-West Ariel Mid Cap Value Fund
Initial Class Ticker: MXMCX
Class L Ticker: MXAMX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fee	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1 All Other Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 GWCM has contractually agreed to pay expenses that exceed 0.75% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($___ billion to $___ billion as of December 31, 2014), medium ($___ billion to $___ billion as of December 31, 2014) or medium/large ($___ billion to $___ billion as of Decem ber 31, 2014) capitalization quintiles of the Russell 3000® Index. The Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Fund also currently observes the following operating policies: actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving our environment; and not investing in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services or consumer discretionary) may underperform other sectors or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations .  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	29.45%
Worst Quarter	December 2008	-29.57%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years/Since Inception
Initial Class	__%	__%	__%
Class L	__%	__%	__%
Russell MidCap® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Russell MidCap® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Ariel Investments, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
John W. Rogers, Jr.	Chairman and Chief Executive Officer	2002
Timothy Fidler	Senior Vice President	2011

Purchase and Sale of Fund Shares

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

4

Small and Medium Size Companies
The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

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Sector Risk - Companies with similar lines of business (for example, financial services or consumer discretionary) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Fund is not limited with respect to sectors in which it can invest.  If the portfolio manager allocates more of the Fund’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A fund can still be diversified, even if it is heavily weighted in one or more sectors.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Russell MidCap® Index. The Russell MidCap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell MidCap® is a registered trademark of Russell Investments.

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Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.75% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Investments, LLC (“Ariel”) is a privately held minority-owned money manager registered as an investment adviser with the SEC. Ariel is a Delaware Limited Liability Company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day managers for the Fund are John W. Rogers, Jr., Chairman and Chief Executive Officer, and Timothy Fidler, Senior Vice President.

As chief investment officer, Mr. Rogers is the lead portfolio manager for Ariel Fund and the firm’s small and small/mid portfolios as well as co-portfolio manager for Ariel Appreciation Fund and Ariel’s mid-cap separate account portfolios. Beyond Ariel, Mr. Rogers is a regular financial contributor to Forbes Magazine and currently serves as a board member of Exelon Corporation and McDonald’s Corporation. He received an A.B. in economics in 1980 from Princeton University.

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As co-portfolio manager for Ariel’s mid cap value strategy, Mr. Fidler works side-by-side with fellow co-portfolio manager John W. Rogers, Jr. Mr. Fidler, who joined Ariel in 1999, is also responsible for the firm’s proprietary research in the financial services industries. Mr. Fidler graduated Phi Beta Kappa from Northwestern University with a B.A. with honors distinction and earned his M.B.A. with high honors from the University of Chicago.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Legal Proceedings
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado. These lawsuits were consolidated with others into an action pending in the U.S. District Court for the Southern District of New York. The Fund has been named as a defendant in this action. The plaintiffs in these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. During 2013, the Court granted a motion to dismiss the claims brought by the secured creditors. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. The unsecured creditors matter is still pending in the Southern District of New York.

The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

As of December 31, 2014, the Fund had total net assets of $___. The Fund received appropriately $23,706,030 in proceeds from sales of Tribune Company shares made on the open market after the leveraged buyout was announced to the public.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with

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procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

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Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

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The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Bond Index Fund
Initial Class Ticker: MXBIX
Class L Ticker: MXBJX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.15%	0.50%	0.75%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$51	$160	$280	$628
Class L	$77	$240	$417	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. This may be accomplished through a combination of fixed income securities ownership and owning futures contracts on the Benchmark Index and options on futures contracts.

The Benchmark Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

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Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year for the last ten years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2008	5.28%
Worst Quarter

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

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Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2004
Thone Gdovin, CFA	Portfolio Manager	2013
Sam Moyn	Assistant Portfolio Manager	2013
Kiva Patten	Assistant Portfolio Manager	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments
The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact

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on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).
Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

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Low cost. Index Funds are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GWCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

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Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular bond normally will not result in eliminating the bond from the Fund. The Fund will remain invested in bonds even when bond prices are generally falling.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund will own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks,

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are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. Government has provided financial support to GSEs, but there can be no assurance that it will support these or other GSEs in the future.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, has managed the Fund since 2004. In addition to the Fund, Ms. Tocher manages the Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

Thone Gdovin, CFA, Portfolio Manager, has managed the Fund since 2013. In addition to the Fund, Ms. Gdovin manages the Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund,

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Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Sam Moyn, Assistant Portfolio Manager, has managed the Fund since 2013. Mr. Moyn joined GWL&A in 2000. In addition to the Fund, Mr. Moyn manages the Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Moyn received a B.A. in business administration with an emphasis on finance and an M.B.A. from the University of Colorado.

Kiva Patten, Assistant Portfolio Manager, has managed the Fund since 2014. Prior to joining GWL&A in 2013, Mr. Patten was a Director at Merrill Lynch from 1999 to 2011. In addition to the Fund, Mr. Patten manages the Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Patten received a B.S. in economics and management science from the State University College at Cortland.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the

8

time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at the net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the

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purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement

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Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the fund's Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Federated Bond Fund
Initial Class Ticker: MXFDX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$72	$224	$390	$871
Class L	$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, corporate fixed income securities and U.S. government obligations. The Fund may also purchase interests in bank loans. A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment-grade securities. Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign below investment grade and foreign investment grade fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars. If a security is downgraded below any minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Fund may use derivative contracts, including interest rate futures, index futures, securities futures, currency futures, currency forward contracts and credit default swaps, to implement elements of its investment strategy. There can be no assurance that the Fund’s use of derivative contracts will work as intended.

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The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities

2

are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2009	5.41%
Worst Quarter	June 2014	-3.76%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Federated Investment Management Company (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Robert J. Ostrowski	Executive Vice President/Chief Investment Officer, Global Fixed Income Group	2003
Donald T. Ellenberger	Senior Vice President and Senior Portfolio Manager	2014
Ihab Salib*	Senior Vice President and Senior Portfolio Manager	2013
Mark E. Durbiano**	Senior Vice President and Senior Portfolio Manager	2005
* Mr. Salib is a portfolio manager with respect to the emerging markets portion of the Fund.
**Mr. Durbiano is a portfolio manager with respect to the high-yield portion of the Fund.

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal

4

income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, corporate fixed income securities and U.S. government obligations. The Fund may also purchase interests in bank loans. A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment grade securities. Domestic below investment-grade fixed income securities include both convertible and high yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign below investment grade and foreign investment grade fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the portfolio managers based on their credit assessment that the security is comparable to investment grade. Below investment grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

The Fund may use derivative contracts, including interest rate futures, index futures, securities futures, currency futures, currency forward contracts and credit default swaps, to implement elements of its investment strategy. For example, the Fund may use derivative contracts to increase or decrease the Fund’s exposure to the investments(s) underlying the derivative, including in an attempt to benefit from changes in the value of underlying investments. Additionally, by way of example, the Fund may use derivative contracts in an attempt to: increase or decrease the effective duration of the Fund; seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates (volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes); obtain premiums from the sale of derivative contracts; realize gains from trading a derivative contract; or hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts will work as intended.

The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging

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market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

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Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a securities price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries, or regions.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing

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their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. Government has provided financial support to GSEs, but there can be no assurance that it will support these or other GSEs in the future.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may

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continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

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Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Federated Investment Management Company (“Federated”) is a Delaware business trust and an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is registered as an investment adviser with the SEC. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund. Federated’s and FASC’s principal business address is at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Robert J. Ostrowski and Donald T. Ellenberger are the portfolio managers of the Fund. In addition, Mr. Ihab Salib is a portfolio manager with respect to the emerging markets portion of the Fund, and Mr. Mark E. Durbiano is a portfolio manager with respect to the high yield portion of the Fund.

Mr. Ostrowski is Executive Vice President/Chief Investment Officer, Global Fixed Income Group, and Senior Portfolio Manager, and is responsible for portfolio management and administration of the Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987.

Mr. Ellenberger is a Senior Vice President and Senior Portfolio Manager, and is responsible for portfolio management, focusing on asset allocation, interest rate strategy and security selection. Mr. Ellenberger joined Federated in 1996.

Mr. Salib, who manages only the emerging markets portion of the Fund, is a Senior Vice President and Senior Portfolio Manager , and Head of their International Fixed Income Group. He joined Federated in 1999.

Mr. Durbiano, who manages only the high-yield portion of the Fund, is a Senior Vice President and Senior Portfolio Manager, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied

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by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

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Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

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Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services free which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the

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expected level of assets or sales of shares, the placing the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class or Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Goldman Sachs Mid Cap Value Fund
Initial Class Ticker: MXMVX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.90%	1.25%	1.50%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$127	$397	$686	$1,511
Class L	$153	$474	$818	$1,791

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of December 31, 2014) between $___ million and $___ billion.

The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

The Fund is managed using a quantitative investment process. The Sub-Adviser’s quantitative style of investment management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund maintains risk, style, and capitalization characteristics similar to the Russell MidCap®

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Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings growth expectations. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund may use derivatives, including futures contracts, to equitize excess cash in the Fund.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Investment Style Risk - Returns from mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.44%
Worst Quarter	September 2014	-17.74%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/15/08)
Initial Class	__%	__%	__%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Ron Hua, CFA	Managing Director	2011
Len Ioffe, CFA	Managing Director	2011
Osman Ali, CFA	Managing Director	2013
Dennis Walsh	Vice President	2013

Purchase and Sale of Fund Shares

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Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

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The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Fixed Income Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

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In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Sub-Adviser’s Quantitative Investment Philosophy:
The Sub-Adviser’s quantitative style of fund management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

Step 1: Stock Selection
The Sub-Adviser attempts to forecast expected returns on approximately 4,000 U.S. stocks on a daily basis using proprietary models developed by its Quantitative Investment Strategies (“QIS”) team. These models are based on certain investment themes, including, among others, Valuation, Quality, and Momentum. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Step 2: Portfolio Construction
The Sub-Adviser then seeks to manage risk by maintaining characteristics (such as size) that are similar to those of the applicable benchmark and by limiting the size of individual stock positions. The Sub-Adviser also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. The Sub-Adviser uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given each Fund’s benchmark.

Step 3: Efficient Implementation
The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes into account expected execution costs and evaluates multiple trading options.

The Fund’s stock selection process relies on quantitative techniques and a qualitative overlay. As a result of the qualitative overlay, the Fund’s investments may not correspond to those generated by the Sub-Adviser’s proprietary models. The Fund may invest in stocks other than those generated by the Sub-Adviser’s proprietary models, at the discretion of the Sub-Adviser. In addition, the Sub-Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the Sub-Adviser’s proprietary research.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Investment Style Risk - There is a possibility that returns from mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

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Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark is the Russell MidCap® Value Index. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes the Russell MidCap® Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred unde

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r a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is registered as an investment adviser with the SEC. GSAM’s principal business address is 200 West Street, New York, New York 10282.
Ronald Hua, CFA, is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s Quantitative Investment Strategies ("QIS") group. With over 18 years of investment industry experience, Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business.  Prior to joining the firm, Mr. Hua was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management. In that capacity, Mr. Hua was responsible for all equity strategies at PanAgora. Moreover, Mr. Hua was the architect of PanAgora’s Dynamic Equity Contextual Modeling Approach and served as a member of PanAgora’s Management and Investment Committees. Before joining PanAgora, Mr. Hua was a lead portfolio manager responsible for structured equity portfolios at Putnam Investments, as well as a quantitative analyst at Fidelity Investments. Mr. Hua earned a B.S. in Computer Engineering from National Chiao-Tung University as well as a M.S. in Computer Science and M.B.A. in Finance from New York University.

Len Ioffe, CFA, has been a Senior Portfolio Manager in the QIS group at GSAM since 2001. Mr. Ioffe is responsible for equity portfolios in developed and emerging markets, overseeing new product development, portfolio design, implementation and ongoing management. He joined GSAM in 1994. Between 1996 and 2001 Mr. Ioffe performed portfolio construction and risk analysis of domestic and international quantitative equity portfolios and implemented different trading strategies. Mr. Ioffe worked at Shearson Lehman Brothers between 1990 and 1994. He earned an M.S. with Honors in Computer Science from St. Petersburg Polytechnic University in Russia and received an M.B.A. from New York University's Stern School of Business.

Osman Ali, CFA, is a member of the research and portfolio management team within GSAM's QIS group. He is a senior portfolio manager for the Goldman Sachs Dynamic Allocation Fund as well as the broad suite of active equity portfolios that QIS manages. In addition, his responsibilities include researching and implementing optimal portfolio construction techniques. He joined Goldman Sachs in 2003 and joined the QIS team in 2005. Mr. Hua received a Bachelors degree in Engineering from Cornell University in 2003. He also received a Masters degree in Mathematics from Columbia University.

Dennis Walsh joined the QIS group in July 2009.  He is the co-head of research for the Equity team, and is the lead portfolio manager for U.S. and Emerging Market accounts. Prior to these roles, he performed extensive research on equity alpha signals and global stock selection models. Mr. Walsh originally joined the firm in 2005 as a Senior Developer within the Global Investment

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Research division.  Mr. Walsh graduated with an A.B. in Computer Science from Dartmouth College in 2001 and received a Master in Finance degree from Princeton University in 2009.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

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Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market

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timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

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Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class or Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy

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information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West International Index Fund
Initial Class Ticker: MXINX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$72	$224	$390	$871
Class L	$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the Benchmark Index or in derivative securities economically related to the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index, a statistically selected sampling of the stocks in the Benchmark Index, and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index. The Fund does not necessarily invest in all of the stocks in the Benchmark Index, or in the same weightings as the stocks have in the Benchmark Index. The Fund’s Sub-Adviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks chosen are similar to those of the Benchmark Index.

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The Fund’s benchmark index is the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2014, the MSCI EAFE Index consisted of 21 developed market country indices.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or foreign stocks will trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2014	11.26%
Worst Quarter	June 2014	-7.14%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Since Inception (1/13/2011)
Initial Class	__%	__%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management	2011
Richard A. Brown, CFA	Director, Senior Portfolio Manager, Team Leader	2011
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader	2011

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

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Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.
Foreign Securities
The Fund invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

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Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Fund has substantial exposure to foreign markets in that the Fund invests primarily in the securities of foreign issuers.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed funds, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GWCM. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES

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HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the

6

Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.

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Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or foreign stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objectives. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

8

A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Indexing Team manages the Fund. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong, CFA, is a Managing Director, Head of Equity Portfolio Management, with 14 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. She graduated with a B.S. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, is a Director, Senior Portfolio Manager, Team Leader, with 18 years at Mellon Capital. He obtained an M.B.A. from California State University at Hayward.

9

Mr. Thomas J. Durante, CFA, is a Managing Director, Senior Portfolio Manager, with 14 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less

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any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of

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multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution plan and service provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued

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to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

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Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the period indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

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For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

15

GREAT-WEST FUNDS, INC.

Great-West Invesco Small Cap Value Fund
Initial Class Ticker: MXSVX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.05%	1.40%	1.65%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$143	$443	$766	$1,680
Class L	$168	$520	$897	$1,955

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Fund is common stock. The Fund generally considers a company to be a small capitalization company if it has a market capitalization, at the time of initial purchase, of less than $___ billion (as of December 31, 2014). The Fund uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time the capitalizations of the companies will change. As they do, the size of the companies in which the Fund invests may change. If the market capitalization of a company held by the Fund exceeds $3.0 billion, the Fund may, but is not required to, sell the securities. The Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

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The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	22.55%
Worst Quarter	September 2014	-21.29%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/15/08)
Initial Class	__%	__%	__%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Invesco Advisers, Inc. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Glen E. Murphy, CFA	Co-Lead Portfolio Manager; Director of Portfolio Management	2008
Andrew Waisburd, Ph.D.	Co-Lead Portfolio Manager; Director of Research	2011
Anthony J. Munchak, CFA	Portfolio Manager	2008
Francis M. Orlando, CFA	Portfolio Manager	2008
Michael J. Abata, CFA	Portfolio Manager	2011
Charles Ko, CFA	Portfolio Manager	2012

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Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Fund is common stock. The Fund generally considers a company to be a small capitalization company if it has a market capitalization, at the time of initial purchase, of less than $3.0 billion (as of December 31, 2014). The Fund uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. Over time the capitalizations of the companies will change. As they do, the size of the companies in which the Fund invests may change. If the market capitalization of a company held by the Fund exceeds $3.0 billion, the Fund may, but is not required to, sell the securities. The Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in derivative instruments such as futures contracts and equity linked derivatives including exchange traded funds.

The Fund’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction costs. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal fund holdings and further manage risks. The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low forecasted deviation between the return of the Russell 2000® Value Index and the return of the Fund. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is updated periodically. The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

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The Fund typically maintains a portion of its assets in cash, which is invested by GWCM. The Fund holds cash to handle its daily cash needs, which include payment of Fund expenses, redemption requests and securities transactions. The amount of cash held by the Fund may increase if the Fund takes a temporary defensive position. The Fund may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Fund’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Fund’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

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Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

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Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark is the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price/book ratios and lower forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.

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Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Advisers, Inc. (“Invesco”) is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Invesco is responsible for the Fund’s investment decisions and the execution of securities transactions with respect to the Fund. Investment decisions for the Fund are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Fund:

Glen E. Murphy, CFA, is co-lead Portfolio Manager and Director of Portfolio Management for Invesco’s Quantitative Strategies Portfolio Management Team. He has been associated with Invesco and/or its affiliates since 1995. As the co-lead Portfolio Manager, Mr. Murphy generally shares final authority over all aspects of the Fund’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with fund holdings. The degree to which Mr. Murphy may perform these functions and the nature

9

of these functions, may change from time to time. Mr. Murphy earned a B.A. degree in business administration from the University of Massachusetts and a M.S. in finance from Boston College.

Andrew Waisburd, Ph.D., is co-lead Portfolio Manager and Director of Research for Invesco’s Quantitative Strategies Research team.  He has been associated with Invesco and/or its affiliates since 2008.  As the co-lead Portfolio Manager, Mr. Waisburd generally shares final authority over all aspects of the Fund’s investments, including but not limited to, stock return forecasting, purchases and sales of individual securities, portfolio construction techniques, and portfolio risk assessment.  The degree to which Mr. Waisburd may perform these functions and the nature of these functions, may change from time to time. He earned a B.S. in statistics from Cornell University and a Ph.D. and a M.S. in finance from Indiana University.

Anthony J. Munchak, CFA, joined Invesco in 2000 and currently serves as a Portfolio Manager. He earned a B.S. and M.S. in finance from Boston College. He also earned an M.B.A. from Bentley College.

Francis M. Orlando, CFA, joined Invesco in 1987 and currently serves as a Portfolio Manager. He earned a B.A. degree in business administration from Merrimack College and an M.B.A. from Boston University.

Michael J. Abata, CFA, joined Invesco in 2011and currently serves as a Portfolio Manager and research analyst. He earned a B.A. degree in economics from Binghamton University.

Charles Ko, CFA, joined Invesco in 2012 and currently serves as a Portfolio Manager. He earned a B.S. in Mechanical Engineering from the Massachusetts Institute of Technology and an M.B.A. from Yale University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in "good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

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Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated (referred to as time zone arbitrage). Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

11

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan

12

The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

13

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

15

GREAT-WEST FUNDS, INC.

Great-West Lifetime 2015 Fund I Class T Ticker: MXLTX Class T1 Ticker: MXLUX	Great-West Lifetime 2035 Fund III Class T Ticker: MXKLX Class T1 Ticker: MXLLX
Great-West Lifetime 2015 Fund II Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX	Great-West Lifetime 2045 Fund I Class T Ticker: MXMLX Class T1 Ticker: MXNLX
Great-West Lifetime 2015 Fund III Class T Ticker: MXLYX Class T1 Ticker: MXLZX	Great-West Lifetime 2045 Fund II Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX
Great-West Lifetime 2025 Fund I Class T Ticker: MXALX Class T1 Ticker: MXBLX	Great-West Lifetime 2045 Fund III Class T Ticker: MXQLX Class T1 Ticker: MXRLX
Great-West Lifetime 2025 Fund II Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX	Great-West Lifetime 2055 Fund I Class T Ticker: MXSLX Class T1 Ticker: MXTLX
Great-West Lifetime 2025 Fund III Class T Ticker: MXELX Class T1 Ticker: MXFLX	Great-West Lifetime 2055 Fund II Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX
Great-West Lifetime 2035 Fund I Class T Ticker: MXGLX Class T1 Ticker: MXHLX	Great-West Lifetime 2055 Fund III Class T Ticker: MXWLX Class T1 Ticker: MXXLX
Great-West Lifetime 2035 Fund II Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX

(the “Fund(s)”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes 15 of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Each Fund has four classes of shares - Institutional Class, Class T, Class T1 and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.

Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and, if applicable, in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.”

Great-West Funds may sell shares of the Funds to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians and trustees, to plan sponsors of retirement plans, and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.

This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summaries

Great-West Lifetime 2015 Fund I

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2015 Fund I	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 30-50% of its net assets in Underlying Funds that invest primarily in equity securities and 50-70 % of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	3.3%	International Large Growth	1.2%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	6.0%	Diversified Emerging Markets	1.3%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	2.7%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	29.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	1.7%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	7.5%
Mid Blend	2.6%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	0.9%	Global Bond	6.0%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	0.9%	Inflation-Protected Bond	13.7%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	1.3%	Real Estate	5.0%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	0.5%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	1.5%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	2.7%	Short-Term Income/Cash	10.2%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	7.06%
Worst Quarter	September 2014	-6.77%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2015 Fund I Class T	__%	__%	__%
Great-West Lifetime 2015 Fund I Class T1	__%	__%	__%
Morningstar Lifetime Conservative 2015 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2015 Fund II

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2015 Fund II	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 35-55% of its net assets in Underlying Funds that invest primarily in equity securities and 45-65% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	4.5%	International Large Growth	1.7%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	8.1%	Diversified Emerging Markets	1.7%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	3.6%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	25.0%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	2.3%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	6.4%
Mid Blend	3.5%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	1.2%	Global Bond	5.1%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	1.2%	Inflation-Protected Bond	11.7%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	1.8%	Real Estate	5.5%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	0.6%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.7%
International Large Value	2.0%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	3.7%	Short-Term Income/Cash	8.7%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	7.96%
Worst Quarter	September 2014	-8.61%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception
Great-West Lifetime 2015 Fund II Class T	__%	__%	__%*
Great-West Lifetime 2015 Fund II Class T1	__%	__%	__%*
Great-West Lifetime 2015 Fund II Class L	__%	—	__%**
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Morningstar Lifetime Moderate 2015 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on May 1, 2009
**Since inception on April 7, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2015 Fund III

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2015 Fund III	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2015, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	5.5%	International Large Growth	2.1%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	10.1%	Diversified Emerging Markets	2.1%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	4.5%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	20.9%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	2.8%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	5.3%
Mid Blend	4.3%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	1.5%	Global Bond	4.3%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	1.5%	Inflation-Protected Bond	9.8%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	2.2%	Real Estate	5.9%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	0.8%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	2.0%
International Large Value	2.5%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	4.6%	Short-Term Income/Cash	7.3%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.06%
Worst Quarter	September 2014	-10.68%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2015 Fund III Class T	__%	__%	__%
Great-West Lifetime 2015 Fund III Class T1	__%	__%	__%
Morningstar Lifetime Aggressive 2015 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2025 Fund I

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2025 Fund I	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Funds that invest primarily in equity securities and 40-60% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	4.6%	International Large Growth	2.0%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	8.4%	Diversified Emerging Markets	2.5%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	3.8%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	28.3%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	2.4%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	7.1%
Mid Blend	3.6%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	1.3%	Global Bond	6.2%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	1.4%	Inflation-Protected Bond	7.1%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	2.2%	Real Estate	4.6%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	0.8%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	2.5%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	4.5.%	Short-Term Income/Cash	5.2%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.65%
Worst Quarter	September 2014	-9.91%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2025 Fund I Class T	__%	__%	__%
Great-West Lifetime 2025 Fund I Class T1	__%	__%	__%
Morningstar Lifetime Conservative 2025 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2025 Fund II

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2025 Fund II	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 55-75% of its net assets in Underlying Funds that invest primarily in equity securities and 25-45% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	6.2%	International Large Growth	2.7%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	11.3%	Diversified Emerging Markets	3.3%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	5.1%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	20.9%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.1%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	5.3%
Mid Blend	4.8%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	1.7%	Global Bond	4.6%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	1.9%	Inflation-Protected Bond	5.2%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	3.0%	Real Estate	4.9%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.0%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.8%
International Large Value	3.3%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	6.0%	Short-Term Income/Cash	3.9%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.94%
Worst Quarter	September 2014	-12.37%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception
Great-West Lifetime 2025 Fund II Class T	__%	__%	__%*
Great-West Lifetime 2025 Fund II Class T1	__%	__%	__%*
Great-West Lifetime 2025 Fund II Class L	__%	—	__%**
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Morningstar Lifetime Moderate 2025 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on May 1, 2009
**Since inception on April 7, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2025 Fund III

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2025 Fund III	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 70-90% of its net assets in Underlying Funds that invest primarily in equity securities and 10-30% of its net assets in Underlying Funds that invest in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	7.7%	International Large Growth	3.4%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	14.2%	Diversified Emerging Markets	4.1%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.3%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	13.7%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.9%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	3.4%
Mid Blend	6.0%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.1%	Global Bond	3.0%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	2.4%	Inflation-Protected Bond	3.4%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	3.7%	Real Estate	5.2%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.3%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	2.1%
International Large Value	4.1%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	7.5%	Short-Term Income/Cash	2.5%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.00%
Worst Quarter	September 2014	-14.64%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2025 Fund III Class T	__%	__%	__%
Great-West Lifetime 2025 Fund III Class T1	__%	__%	__%
Morningstar Lifetime Aggressive 2025 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2035 Fund I

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2035 Fund I	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in Underlying Funds that invest primarily in equity securities and 10-40% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	6.7%	International Large Growth	3.4%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	12.1%	Diversified Emerging Markets	4.8%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	5.4%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	19.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.4%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	4.9%
Mid Blend	5.2%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	1.8%	Global Bond	4.5%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	2.4%	Inflation-Protected Bond	2.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	3.8%	Real Estate	4.3%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.3%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	4.1%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	7.5%	Short-Term Income/Cash	1.4%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	10.52%
Worst Quarter	September 2014	-13.52%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2035 Fund I Class T	__%	__%	__%
Great-West Lifetime 2035 Fund I Class T1	__%	__%	__%
Morningstar Lifetime Conservative 2035 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2035 Fund II

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.00%	0.00%	0.00%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2035 Fund II	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-30% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	8.2%	International Large Growth	4.2%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	15.1%	Diversified Emerging Markets	5.9%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.7%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	10.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.2%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	2.6%
Mid Blend	6.4%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.2%	Global Bond	2.4%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.0%	Inflation-Protected Bond	1.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	4.6%	Real Estate	4.4%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.6%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.8%
International Large Value	5.1%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	9.3%	Short-Term Income/Cash	0.8%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.
Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.47%
Worst Quarter	September 2014	-15.56%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception
Great-West Lifetime 2035 Fund II Class T	__%	__%	__%*
Great-West Lifetime 2035 Fund II Class T1	__%	__%	__%*
Great-West Lifetime 2035 Fund II Class L	__%	—	__%**
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Morningstar Lifetime Moderate 2035 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on May 1, 2009
**Since inception on April 7, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2035 Fund III

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2035 Fund III	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 80-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-20% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	9.2%	International Large Growth	4.7%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	16.6%	Diversified Emerging Markets	6.5%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	7.5%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	5.0%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.6%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	1.2%
Mid Blend	7.1%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.5%	Global Bond	1.1%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.4%	Inflation-Protected Bond	0.5%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	5.2%	Real Estate	4.5%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.8%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	2.1%
International Large Value	5.7%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	10.4%	Short-Term Income/Cash	0.4%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.01%
Worst Quarter	September 2014	-16.65%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2035 Fund III Class T	__%	__%	__%
Great-West Lifetime 2035 Fund III Class T1	__%	__%	__%
Morningstar Lifetime Aggressive 2035 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2045 Fund I

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2045 Fund I	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-90% of its net assets in Underlying Funds that invest primarily in equity securities and 10-35% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	7.6%	International Large Growth	4.5%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	13.9%	Diversified Emerging Markets	7.2%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.2%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	12.0%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.9%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	3.0%
Mid Blend	5.9%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.1%	Global Bond	3.0%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.2%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	4.9%	Real Estate	4.0%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.7%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	5.5%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	9.9%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.22%
Worst Quarter	September 2014	-15.21%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2045 Fund I Class T	__%	__%	__%
Great-West Lifetime 2045 Fund I Class T1	__%	__%	__%
Morningstar Lifetime Conservative 2045 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2045 Fund II

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2045 Fund II	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	8.5%	International Large Growth	5.0%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	15.4%	Diversified Emerging Markets	8.0%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	7.0%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	6.0%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.3%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	1.5%
Mid Blend	6.6%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.3%	Global Bond	1.5%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.6%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	5.5%	Real Estate	3.9%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.9%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.8%
International Large Value	6.1%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	11.1%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.94%
Worst Quarter	September 2014	-16.53%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception
Great-West Lifetime 2045 Fund II Class T	__%	__%	__%*
Great-West Lifetime 2045 Fund II Class T1	__%	__%	__%*
Great-West Lifetime 2045 Fund II Class L	__%	—	__%**
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Morningstar Lifetime Moderate 2045 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on May 1, 2009
**Since inception on April 7, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2045 Fund III

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2045 Fund III	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-15% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	8.9%	International Large Growth	5.2%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	16.2%	Diversified Emerging Markets	8.3%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	7.2%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	3.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.5%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	0.9%
Mid Blend	6.9%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.4%	Global Bond	0.9%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.7%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	5.7%	Real Estate	3.8%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	2.0%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	2.1%
International Large Value	6.3%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	11.5%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.24%
Worst Quarter	September 2014	-17.08%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2045 Fund III Class T	__%	__%	__%
Great-West Lifetime 2045 Fund III Class T1	__%	__%	__%
Morningstar Lifetime Aggressive 2045 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2055 Fund I

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2055 Fund I	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-35% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	7.3%	International Large Growth	4.9%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	13.4%	Diversified Emerging Markets	8.9%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.0%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	9.8%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.7%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	2.5%
Mid Blend	5.7%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.0%	Global Bond	2.9%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.5%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	5.4%	Real Estate	3.6%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.9%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	6.0%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	11.0%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.51%
Worst Quarter	September 2014	-15.56%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2055 Fund I Class T	__%	__%	__%
Great-West Lifetime 2055 Fund I Class T1	__%	__%	__%
Morningstar Lifetime Conservative 2055 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2055 Fund II

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2055 Fund II	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	8.0%	International Large Growth	5.4%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	14.5%	Diversified Emerging Markets	9.7%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.5%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	5.2%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.0%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	1.3%
Mid Blend	6.2%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.2%	Global Bond	1.5%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.8%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	5.9%	Real Estate	3.4%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	2.1%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.8%
International Large Value	6.6%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	11.9%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.20%
Worst Quarter	September 2014	-16.72%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception
Great-West Lifetime 2055 Fund II Class T	__%	__%	__%*
Great-West Lifetime 2055 Fund II Class T1	__%	__%	__%*
Great-West Lifetime 2055 Fund II Class L	__%	—	__%**
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Morningstar Lifetime Moderate 2055 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on May 1, 2009
**Since inception on April 7, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Lifetime 2055 Fund III

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the classes have not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2055 Fund III	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class T
Class T1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 85-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-15% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	8.2%	International Large Growth	5.5%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	15.1%	Diversified Emerging Markets	10.1%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.7%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	3.2%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	4.2%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	0.8%
Mid Blend	6.4%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.2%	Global Bond	1.0%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	4.0%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	6.1%	Real Estate	3.2%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	2.1%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	2.0%
International Large Value	6.8%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	12.4%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	12.35%
Worst Quarter	September 2014	-17.22%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Since Inception (5/1/2009)
Great-West Lifetime 2055 Fund III Class T	__%	__%	__%
Great-West Lifetime 2055 Fund III Class T1	__%	__%	__%
Morningstar Lifetime Aggressive 2055 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Funds or certain share classes of the Funds may not be offered in your state.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Funds are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Funds and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Funds

Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date), risk tolerance, and personal objectives. There are three risk profile options for each available year designated in the name of the Fund (“transition year”). The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series. The Fund II series are generally expected to pursue a more moderate allocation strategy relative to the Fund I or Fund III series. The Fund III series are generally expected to pursue a more aggressive allocation strategy relative to the Fund I or Fund II series. Not all series may be available to particular Permitted Accounts.

The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

Each Fund establishes asset allocations that GWCM considers generally appropriate to investors at specific stages of their retirement, or other investment planning, and then periodically revises the asset mix to meet increasingly conservative investment needs as the investor nears retirement (or other targeted funding need). Therefore, an investor should consider selecting a Fund whose stated transition year is closest to their own projected retirement date (or other targeted funding need).

For those Funds farthest away from their stated transition year, allocations to equity securities are higher so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are lower. As an investor’s retirement date (or other targeted funding need) approaches, the Fund’s allocations to equity securities decrease and allocations to fixed income securities increase. After reaching the end of a Fund’s stated transition year, the Fund’s allocations to equity securities will continue to decrease over time in an effort to focus more on higher income and lower risk.

The Asset Allocation Process
GWCM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying

Funds. The first step in GWCM’s allocation process is to determine each Fund's asset class allocations. GWCM bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. GWCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to GWCM in connection with the development and periodic review of each Fund’s asset allocations. However, GWCM ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, GWCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance, fees and expenses, asset size, management experience & background, and managerial style. Allocations to the Underlying Funds will change as each Fund’s asset mix becomes more conservative over time. The shift toward more conservative investments reflects the need for reduced investment risk as retirement (or other targeted funding need) approaches.

GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below, and may invest in Underlying Funds not listed below.
Each Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, the transition year (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

For each Fund, GWCM establishes an anticipated allocation among different broad asset classes based on the transition year identified in the Fund’s name and the risk profile for each Fund. Within each anticipated asset class allocation, GWCM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund’s investment objective.

The following table demonstrates, under normal circumstances, how each Fund currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Funds. Please note that each Fund’s allocations between equity and fixed income Underlying Funds will change over time as further described in this Prospectus.

Fund	Equity Fund Allocation	Fixed Income Fund Allocation
Great-West Lifetime 2015 Fund I	30-50%	50-70%
Great-West Lifetime 2015 Fund II	35-55%	45-65%
Great-West Lifetime 2015 Fund III	50-70%	30-50%
Great-West Lifetime 2025 Fund I	40-60%	40-60%
Great-West Lifetime 2025 Fund II	55-75%	25-45%
Great-West Lifetime 2025 Fund III	70-90%	10-30%
Great-West Lifetime 2035 Fund I	60-90%	10-40%
Great-West Lifetime 2035 Fund II	70-95%	5-30%
Great-West Lifetime 2035 Fund III	80-98%	2-20%
Great-West Lifetime 2045 Fund I	65-90%	10-35%
Great-West Lifetime 2045 Fund II	75-95%	5-25%
Great-West Lifetime 2045 Fund III	85-98%	2-15%
Great-West Lifetime 2055 Fund I	65-95%	5-35%
Great-West Lifetime 2055 Fund II	75-98%	2-25%
Great-West Lifetime 2055 Fund III	85-98%	2-15%

The following table shows the target allocation for the various asset classes for the Fund I series and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.

Asset Class (Underlying Funds)	Great-West Lifetime 2015 Fund I	Great-West Lifetime 2025 Fund I	Great-West Lifetime 2035 Fund I	Great-West Lifetime 2045 Fund I	Great-West Lifetime 2055 Fund I
Large Value	3.3%	4.6%	6.7%	7.6%	7.3%
Great-West T. Rowe Price Equity Income Fund Initial	•	•	•	•	•
Great-West Putnam Equity Income Fund Initial	•	•	•	•	•
Large Blend	6.0%	8.4%	12.1%	13.9%	13.4%
Great-West S&P 500® Index Fund Initial	•	•	•	•	•
Large Growth	2.7%	3.8%	5.4%	6.2%	6.0%
Great-West American Century Growth Fund Initial	•	•	•	•	•
Great-West Multi-Manager Large Cap Growth Fund Initial	•	•	•	•	•
Mid Value	1.7%	2.4%	3.4%	3.9%	3.7%
Great-West Goldman Sachs Mid Cap Value Fund Initial	•	•	•	•	•
Great-West Ariel Mid Cap Value Fund Initial	•	•	•	•	•
Mid Blend	2.6%	3.6%	5.2%	5.9%	5.7%
Great-West S&P Mid Cap 400® Index Fund Initial	•	•	•	•	•
Mid Growth	0.9%	1.3%	1.8%	2.1%	2.0%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Small Value	0.9%	1.4%	2.4%	3.2%	3.5%
AllianzGI NFJ Small-Cap Value Fund A	•	•	•	•	•
Great-West Loomis Sayles Small Cap Value Fund Initial	•	•	•	•	•
Small Blend	1.3%	2.2%	3.8%	4.9%	5.4%
Great-West S&P Small Cap 600® Index Fund Initial	•	•	•	•	•
Small Growth	0.5%	0.8%	1.3%	1.7%	1.9%
Janus Triton Fund S	•	•	•	•	•
Invesco Small Cap Discovery Fund A	•	•	•	•	•
International Large Value	1.5%	2.5%	4.1%	5.5%	6.0%
Harbor International Fund Inv	•	•	•	•	•
Great-West MFS International Value Fund Initial	•	•	•	•	•
International Large Blend	2.7%	4.5%	7.5%	9.9%	11.0%
Great-West International Index Fund Initial	•	•	•	•	•
International Large Growth	1.2%	2.0%	3.4%	4.5%	4.9%
Great-West MFS International Growth Fund Initial	•	•	•	•	•
Invesco International Growth Fund R5	•	•	•	•	•
Diversified Emerging Markets	1.3%	2.5%	4.8%	7.2%	8.9%
Invesco Developing Markets Fund R5	•	•	•	•	•
Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	29.5%	28.3%	19.5%	12.0%	9.8%
Great-West Bond Index Fund Initial	•	•	•	•	•
Great-West Loomis Sayles Bond Fund Initial	•	•	•	•	•
Great-West Federated Bond Fund Initial	•	•	•	•	•
High Yield Bond	7.5%	7.1%	4.9%	3.0%	2.5%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Great-West Putnam High Yield Bond Fund	•	•	•	•	•
Global Bond	6.0%	6.2%	4.5%	3.0%	2.9%
Great-West Templeton Global Bond Fund Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	13.7%	7.1%	2.0%	0.0%	0.0%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
PIMCO Real Return Fund Adm	•	•	•
Real Estate	5.0%	4.6%	4.3%	4.0%	3.6%
Great-West Real Estate Index Fund Initial	•	•	•	•	•
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund R5	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	10.2%	5.2%	1.4%	0.0%	0.0%
Great-West Short Duration Bond Fund Initial	•	•	•
GWL&A Contract	•	•	•

The following table shows the target allocation for the various asset classes for the Fund II series and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.

Asset Class (Underlying Funds)	Great-West Lifetime 2015 Fund II	Great-West Lifetime 2025 Fund II	Great-West Lifetime 2035 Fund II	Great-West Lifetime 2045 Fund II	Great-West Lifetime 2055 Fund II
Large Value	4.5%	6.2%	8.2%	8.5%	8.0%
Great-West T. Rowe Price Equity Income Fund Initial	•	•	•	•	•
Great-West Putnam Equity Income Fund Initial	•	•	•	•	•
Large Blend	8.1%	11.3%	15.1%	15.4%	14.5%
Great-West S&P 500 Index Fund Initial	•	•	•	•	•
Large Growth	3.6%	5.1%	6.7%	7.0%	6.5%
Great-West American Century Growth Fund Initial	•	•	•	•	•
Great-West Multi-Manager Large Cap Growth Fund Initial	•	•	•	•	•
Mid Value	2.3%	3.1%	4.2%	4.3%	4.0%
Great-West Goldman Sachs Mid Cap Value Fund Initial	•	•	•	•	•
Great-West Ariel Mid Cap Value Fund Initial	•	•	•	•	•
Mid Blend	3.5%	4.8%	6.4%	6.6%	6.2%
Great-West S&P Mid Cap 400® Index Fund Initial	•	•	•	•	•
Mid Growth	1.2%	1.7%	2.2%	2.3%	2.2%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Small Value	1.2%	1.9%	3.0%	3.6%	3.8%
AllianzGI NFJ Small-Cap Value Fund A	•	•	•	•	•
Great-West Loomis Sayles Small Cap Value Fund Initial	•	•	•	•	•
Small Blend	1.8%	3.0%	4.6%	5.5%	5.9%
Great-West S&P Small Cap 600® Index Fund Initial	•	•	•	•	•
Small Growth	0.6%	1.0%	1.6%	1.9%	2.1%
Janus Triton Fund S	•	•	•	•	•
Invesco Small Cap Discovery Fund A	•	•	•	•	•
International Large Value	2.0%	3.3%	5.1%	6.1%	6.6%
Harbor International Fund Inv	•	•	•	•	•
Great-West MFS International Value Fund Initial	•	•	•	•	•
International Large Blend	3.7%	6.0%	9.3%	11.1%	11.9%
Great-West International Index Fund Initial	•	•	•	•	•
International Large Growth	1.7%	2.7%	4.2%	5.0%	5.4%
Great-West MFS International Growth Fund Initial	•	•	•	•	•
Invesco International Growth Fund R5	•	•	•	•	•
Diversified Emerging Markets	1.7%	3.3%	5.9%	8.0%	9.7%
Invesco Developing Markets Fund R5	•	•	•	•	•
Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	25.0%	20.9%	10.5%	6.0%	5.2%
Great-West Bond Index Fund Initial	•	•	•	•	•
Great-West Loomis Sayles Bond Fund Initial	•	•	•	•	•
Great-West Federated Bond Fund Initial	•	•	•	•	•
High Yield Bond	6.4%	5.3%	2.6%	1.5%	1.3%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Great-West Putnam High Yield Bond Fund Initial	•	•	•	•	•
Global Bond	5.1%	4.6%	2.4%	1.5%	1.5%
Great-West Templeton Global Bond Fund Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	11.7%	5.2%	1.0%	0.0%	0.0%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
PIMCO Real Return Fund Adm	•	•	•
Real Estate	5.5%	4.9%	4.4%	3.9%	3.4%
Great-West Real Estate Index Fund Initial	•	•	•	•	•
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	1.7%	1.8%	1.8%	1.8%	1.8%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund R5	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	8.7%	3.9%	0.8%	0.0%	0.0%
Great-West Short Duration Bond Fund Initial	•	•	•
GWL&A Contract	•	•	•

The following table shows the target allocation for the various asset classes for the Fund III series and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.

Asset Class (Underlying Funds)	Great-West Lifetime 2015 Fund III	Great-West Lifetime 2025 Fund III	Great-West Lifetime 2035 Fund III	Great-West Lifetime 2045 Fund III	Great-West Lifetime 2055 Fund III
Large Value	5.5%	7.7%	9.2%	8.9%	8.2%
Great-West T. Rowe Price Equity Income Fund Initial	•	•	•	•	•
Great-West Putnam Equity Income Fund Initial	•	•	•	•	•
Large Blend	10.1%	14.2%	16.6%	16.2%	15.1%
Great-West S&P 500® Index Fund Initial	•	•	•	•	•
Large Growth	4.5%	6.3%	7.5%	7.2%	6.7%
Great-West American Century Growth Fund Initial	•	•	•	•	•
Great-West Multi-Manager Large Cap Growth Fund Initial	•	•	•	•	•
Mid Value	2.8%	3.9%	4.6%	4.5%	4.2%
Great-West Goldman Sachs Mid Cap Value Fund Initial	•	•	•	•	•
Great-West Ariel Mid Cap Value Fund Initial	•	•	•	•	•
Mid Blend	4.3%	6.0%	7.1%	6.9%	6.4%
Great-West S&P Mid Cap 400® Index Fund Initial	•	•	•	•	•
Mid Growth	1.5%	2.1%	2.5%	2.4%	2.2%
Wells Fargo Advantage Common Stock Fund A	•	•	•	•	•
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Small Value	1.5%	2.4%	3.4%	3.7%	4.0%
AllianzGI NFJ Small-Cap Value Fund A	•	•	•	•	•
Great-West Loomis Sayles Small Cap Value Fund Initial	•	•	•	•	•
Small Blend	2.2%	3.7%	5.2%	5.7%	6.1%
Great-West S&P Small Cap 600® Index Fund Initial	•	•	•	•	•
Small Growth	0.8%	1.3%	1.8%	2.0%	2.1%
Janus Triton Fund S	•	•	•	•	•
Invesco Small Cap Discovery Fund A	•	•	•	•	•
International Large Value	2.5%	4.1%	5.7%	6.3%	6.8%
Harbor International Fund Inv	•	•	•	•	•
Great-West MFS International Value Fund Initial	•	•	•	•	•
International Large Blend	4.6%	7.5%	10.4%	11.5%	12.4%
Great-West International Index Fund Initial	•	•	•	•	•
International Large Growth	2.1%	3.4%	4.7%	5.2%	5.5%
Great-West MFS International Growth Fund Initial	•	•	•	•	•
Invesco International Growth Fund R5	•	•	•	•	•
Diversified Emerging Markets	2.1%	4.1%	6.5%	8.3%	10.1%
Invesco Developing Markets Fund R5	•	•	•	•	•
Oppenheimer Developing Markets Fund A	•	•	•	•	•
Intermediate-Term Bond	20.9%	13.7%	5.0%	3.5%	3.2%
Great-West Bond Index Fund Initial	•	•	•	•	•
Great-West Loomis Sayles Bond Fund Initial	•	•	•	•	•
Great-West Federated Bond Fund Initial	•	•	•	•	•
High Yield Bond	5.3%	3.4%	1.2%	0.9%	0.8%
Metropolitan West High Yield Bond Fund M	•	•	•	•	•
Great-West Putnam High Yield Bond Fund Initial	•	•	•	•	•
Global Bond	4.3%	3.0%	1.1%	0.9%	1.0%
Great-West Templeton Global Bond Fund Initial	•	•	•	•	•
Oppenheimer International Bond Fund A	•	•	•	•	•
Inflation Protected Bond	9.8%	3.4%	0.5%	0.0%	0.0%
American Century Inflation Adjusted Bond Fund Inv	•	•	•
PIMCO Real Return Fund Adm	•	•	•
Real Estate	5.9%	5.2%	4.5%	3.8%	3.2%
Great-West Real Estate Index Fund Initial	•	•	•	•	•
Nuveen Real Estate Securities Fund I	•	•	•	•	•
T. Rowe Price Real Estate Fund Advisor	•	•	•	•	•
Global Real Estate	2.0%	2.1%	2.1%	2.1%	2.0%
Cohen & Steers International Realty Fund A	•	•	•	•	•
Invesco Global Real Estate Fund R5	•	•	•	•	•
Third Avenue Real Estate Fund I	•	•	•	•	•
Short-Term Income/Cash	7.3%	2.5%	0.4%	0.0%	0.0%
Great-West Short Duration Bond Fund Initial	•	•	•
GWL&A Contract	•	•	•

Each Fund may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.

The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC ("Putnam Funds") are in the same group of investment companies as Great-West Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of GWCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to GWCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus for the Fund I series. The illustration reflects neutral allocations (without any tactical adjustments by GWCM). The actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus for the Fund II series. The illustration reflects neutral allocations (without any tactical adjustments by GWCM). The actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

The following chart illustrates the target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus for the Fund III series. The illustration reflects neutral allocations (without any tactical adjustments by GWCM). The actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval. Reallocations may be implemented promptly or may be implemented gradually.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.

Each Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval.

Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each of the Funds indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.

Equity Securities
Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Fund, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed income Securities
Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Underlying Funds generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Foreign Securities
Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S.

investments. Investments in non-dollar denominated foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Real Estate and Real-Estate Related Issuers
REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

•	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

An issuer is a real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

Funds Designed to Track a Benchmark Index
Certain of the Underlying Funds are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Funds”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed funds, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of an Index Fund will generally decline when the performance of its benchmark index declines. Because each Index Fund may track an index before fees and expenses, the Index Fund may not purchase other securities that may help offset declines in an index. In addition, because an Index Fund may not hold all issues included in an index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of an Index Fund may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives
Certain of the Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Fund judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments
Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Funds’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Fund take this action, it may not achieve its investment objective.

Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the investment risks are described below.

Fund-of-Funds Structure Risk

•
Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•
Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

•
The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•
Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds.

•
The ability of the Funds to achieve their investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•
The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Cohen & Steers International Realty Fund, Great-West Real Estate Index Fund, Great-West Templeton Global Bond Fund, GWL&A Contract, Oppenheimer International Bond Fund, PIMCO Real Return Fund and Third Avenue Real Estate Value Fund) themselves are diversified investment companies.

•
GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•
From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

Single Issuer Risk - The GWL&A Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by GLW&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund that invests in the GWL&A Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Equity Securities Risk - The Underlying Funds’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Funds allocate to Underlying Funds that invest in equity securities, the greater the expected risk.

Fixed Income Securities Risk - The Underlying Funds’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Fund’s investments and investment performance may also be more volatile when the Underlying Fund concentrates its investments in certain countries, especially emerging markets countries.

Investment Style Risk - Because the Funds invest in Underlying Funds with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time. When an Underlying Fund invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance, of trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Fund could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Fund. In addition, several factors will affect an Index Fund’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Funds have operating fees and expenses (for example, management fees) that will reduce the Index Funds' total return. In addition, an Index Fund may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Funds
As a mutual fund, the Funds are subject to market risk. The value of each Fund’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Funds.

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of an Underlying Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
There is no guarantee that the Funds or any Underlying Funds will achieve their objectives. The Funds should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Fund.
A complete listing of the Funds’ investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2014. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.

With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objectives by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

The Funds are managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, is the Chairperson of the Asset Allocation Committee and has managed the Funds since 2014. In addition to the Funds, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

S. Mark Corbett, CFA, Executive Vice President and Global Chief Investment Officer, has managed the Funds since inception in 2009. In addition to the Funds, Mr. Corbett manages the Great-West Profile I and II Funds and Great-West SecureFoundation Funds. Prior to joining GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. Mr. Corbett received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. Corbett is also a Chartered Accountant.

David McLeod, Senior Vice President & Managing Director, has managed the Funds since 2014. In addition to the Funds, Mr. McLeod manages the Great-West Profile I and II Funds and Great-West SecureFoundation Funds. Mr. McLeod joined GWL&A in 1986. Mr. McLeod received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. McLeod also has a Certified Management Accountant designation.

Jonathan Kreider, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Kreider manages the Great-West Profile I and II Funds and Great-West SecureFoundation Funds. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Thone Gdovin, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Andrew Corwin, Assistant Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Profile I and II Funds and Great-West SecureFoundation Funds. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with regard to Class T1 and Class L shares, all administrative services fees with respect to Class T, Class T1 and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging a Fund’s shares is the net asset value of that Fund. Each Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

Each Fund values its shares of the Underlying Funds at the Underlying Fund's respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by Great-West Funds’ Board of Directors.

Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.

A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Shares of the Funds

The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.

Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.

Share Classes
The Funds have four classes of shares, Institutional Class, Class T, Class T1 and Class L. Each class is identical except that Class T1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Class T, Class T1, and Class L shares have an administrative services fee which is described below.

Class T1 Distribution Plan
The Funds have adopted a distribution or “Rule 12b-1” plan for its Class T1 shares. The plan allows the Class T1 shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class T1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Funds). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution and Service Plan
The Funds have adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Class T, Class T1 and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of Great-West Funds' performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Class T, T1 and L shares, as applicable, for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Class T, T1 or L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Funds. In the Annual Report for the Funds, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

GREAT-WEST FUNDS, INC.

Great-West Loomis Sayles Bond Fund
Initial Class Ticker: MXLMX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks high total investment return through a combination of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.55%	0.90%	1.15%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$92	$287	$498	$1,108
Class L	$117	$365	$633	$1,398

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential.

The Fund may invest up to 20% in preferred stock and convertible preferred stock. It may invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation. It may also invest up to 35% of its total assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. The Fund may also invest in bank loans.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank

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loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

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Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	16.02%
Worst Quarter	December 2008	-11.90%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
BofA Merrill Lynch Corporate/Government Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Loomis, Sayles & Company, L.P. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Daniel J. Fuss, CFA and CIC	Executive Vice President and Vice Chairman	1994
Matthew J. Eagan, CFA	Vice President and Portfolio Manager	2013
Elaine M. Stokes	Vice President and Portfolio Manager	2013

Purchase and Sale of Fund Shares

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Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, municipal securities, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

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Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

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Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries, or regions.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

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Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Index
The Fund’s benchmark index is the BofA Merrill Lynch Corporate/Government Index. The BofA Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The Fund is co-managed by Daniel J. Fuss, Matthew J. Eagan, and Elaine M. Stokes. Mr. Fuss, CFA and CIC, Executive Vice President and Vice Chairman, has been with Loomis Sayles since 1976. He earned a B.S. and an M.B.A. from Marquette University. Mr. Eagan, CFA, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1997. He earned his B.A. from Northeastern University and an M.B.A. from Boston University. Ms. Stokes, Vice President and Portfolio Manager, has been employed by Loomis Sayles since 1988. She earned her B.S. from St. Michael's College.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

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Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.)

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Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund’s international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves

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the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the

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GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Acc

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ounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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14

GREAT-WEST FUNDS, INC.

Great-West Loomis Sayles Small Cap Value Fund
Initial Class Ticker: MXLSX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1 Other expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2GWCM has contractually agreed to pay expenses that exceed 0.95% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies

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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index ($__ million to $__ billion as of December 31, 2014), an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase.

The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Fund will invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	September 2009	19.10%
Worst Quarter	December 2008	-24.16%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Loomis, Sayles & Company, L.P. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Joseph R. Gatz, CFA	Vice President	2000
Jeffrey Schwartz, CFA	Vice President	2012

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell

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MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

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Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark indexes are the Russell 2000® Value Index and the Russell 2000® Index. The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and

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Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.95% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the SEC. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has co-managed the Fund since 2000, and has been employed by Loomis Sayles since 1999. Mr. Gatz received a B.A. from Michigan State University and an M.B.A. from Indiana University.

Jeffery Schwartz, CFA, Vice President of Loomis Sayles, has co-managed the Fund since March 2012, and has been employed by Loomis Sayles since 2012. Mr. Schwartz was previously employed by Palisades Capital Management where he managed a small cap strategy from 2004 to 2012. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is

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closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,”

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as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

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The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an

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intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Putnam Administrative Services Agreement
The Distributor and GWCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to Great-West Funds with regard to each Fund that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Fund that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West MFS International Growth Fund
Initial Class Ticker: MXIGX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.85%	1.20%	1.45%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$122	$381	$660	$1,455
Class L	$148	$459	$792	$1,735

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries. The Fund may invest in companies of any size.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Fund generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes have above average growth potential and that are also trading at reasonable valuations. The Sub-Adviser uses a bottom-up investment approach to

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buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - Returns from foreign stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The

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returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	20.65%
Worst Quarter	September 2014	-20.22%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Massachusetts Financial Services Company (the “Sub-Adviser”)

Portfolio Managers

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Name	Title	Length of Service as Manager of Fund
Marcus L. Smith	Investment Officer	2003
Daniel Ling	Investment Officer	2009

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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Small and Medium Size Companies
The Fund may, in a manner consistent with its investment objectives and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Fund has substantial exposure to foreign markets in that the Fund invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries, or regions.

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Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - There is a possibility that returns from foreign and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

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Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the MSCI EAFE® Index. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices. MSCI EAFE® is a registered trademark of MSCI Inc.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $___ billion as of January 31, 2015.

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The Fund is co-managed by Marcus L. Smith and Daniel Ling. Mr. Smith, Investment Officer, has been portfolio manager of the MFS Institutional International Equity Fund since January 2001, and has been employed in the investment area of MFS since 1994. Mr. Ling, Investment Officer, has been portfolio manager of the MFS Institutional International Equity Fund since October 2009, and has been employed in the investment area of MFS since 2006.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less

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any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market

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timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

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Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

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INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

14

GREAT-WEST FUNDS, INC.

Great-West MFS International Value Fund
Initial Class Ticker: MXIVX
Class L Ticker: MXMIX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1 All Other Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 GWCM has contractually agreed to pay expenses that exceed 0.85% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Under normal circumstances, the Fund will invest primarily in companies located outside the U.S., including those in emerging markets. The Sub-Adviser may invest a large percentage of the Fund’s assets in issuers in a single

1

country, a small number of countries, or a particular geographic region. The Sub-Adviser may invest the Fund’s assets in companies of any size.

The Fund generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Fund may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Fund’s return as a non-hedging strategy that may be considered speculative.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

Investment Style Risk - Returns from foreign stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

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Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares commenced operations on April 30, 2013.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

On September 1, 2009, the Fund replaced the prior sub-adviser with the current Sub-Adviser. Consequently, the Fund’s total returns shown below for the periods prior to September 1, 2009 are not necessarily indicative of the performance of the Fund, as it is currently managed.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	26.36%
Worst Quarter	December 2008	-30.24%

Average Annual Total Returns for the Periods Ended December 31, 2014

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	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Massachusetts Financial Services Company (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Benjamin Stone	Investment Officer	2009
Pablo de la Mata	Investment Officer	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

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Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The Fund may, in a manner consistent with its investment objectives and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund invests in foreign securities as its principal investment strategy. Accordingly, you should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Fund has substantial exposure to foreign markets in that the Fund invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

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ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to

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securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries, or regions.

Investment Style Risk - There is a possibility that returns from foreign stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Fund is not limited with respect to sectors in which it can invest.  If the portfolio managers allocate more of the Fund’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its investment objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Indexes
The Fund’s benchmark indexes are the MSCI EAFE® Index and the MSCI EAFE® Value Index. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices. The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index. The MSCI EAFE® Value Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE® Index and consists of those securities classified by MSCI as most representing the value style. MSCI EAFE® is a registered trademark of MSCI Inc.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.85% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”) is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser with the SEC. Its principal business address is at 111

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Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $399 billion as of January 31, 2014.

The Fund is co-managed by Benjamin Stone and Pablo de la Mata. Mr. Stone, Investment Officer, has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Mr. de la Mata, Investment Officer, has been a portfolio manager of the MFS International Value Fund since September 30, 2014 and has been employed in the investment area of MFS since 2008.
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Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.
Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained

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through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative

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Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

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The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Money Market Fund
Ticker: MXMXX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has two classes of shares - Institutional Class and Initial Class. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class
Management Fees	0.11%	0.11%
Distribution (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.00%	0.35%
Administrative Services Fees	0.00%	0.35%
All Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.11%	0.46%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$47	$148	$258	$579

Principal Investment Strategies
As a money market fund, the Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund will invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

The Fund will invest in securities that are only denominated in U.S. Dollars and in securities with a weighted average maturity of less than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

The Fund will invest in high-quality, short-term fixed income securities. These securities will have a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity,

1

the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Other Risks - When the Fund is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Fund were more extensively invested in other types of money market instruments.

Possible Loss of Money - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them.

Stable NAV Risk - The Fund may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Fund should not rely on or expect GWCM or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund, or take other actions to help the Fund maintain a stable $1.00 share price.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the Fund’s performance for the last ten calendar years. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

2

	Quarter Ended	Total Return
Best Quarter	March 2007	1.22%
Worst Quarter	December 2014	—

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2014, the Fund’s 7-day yield and its effective yield were:

	7-Day Yield	Effective Yield
Initial Class	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2000
Thone Gdovin, CFA	Portfolio Manager	2013

Purchase and Sale of Fund Shares

3

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments
The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Money Market Instruments
The Fund invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Fund will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The portfolio managers of the Fund select securities with a rating in one of the two highest rating categories for short-term fixed income obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended, the Fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Principal Investment Risks

4

The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Other Risks - When the Fund is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Fund were more extensively invested in other types of money market instruments.

Possible Loss of Money - An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Fund could lose money if a security purchased by the Fund is downgraded and the Fund must sell the security at less than the cost of the security.

Stable NAV Risk - The Fund may not be able to maintain an NAV per share of $1.00 at all times. Shareholders of the Fund should not rely on or expect GWCM or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund, or take other actions to help the Fund maintain a stable $1.00 share price.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. Government has provided financial support to GSEs, but there can be no assurance that it will support these or other GSEs in the future.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

5

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, has managed the Fund since 2000. In addition to the Fund, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

Thone Gdovin, CFA, Portfolio Manager, has managed the Fund since 2013. In addition to the Fund, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.11% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all administrative service fees with respect to the Initial Class, and any extraordinary expenses, including litigation costs.

6

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of that Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.

The net asset value of the Fund is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Fund (the value of its investments, cash, and other assets minus its liabilities) by the number of the Fund’s outstanding shares.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends monthly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at the net asset value.

Frequent Purchases and Redemptions of Fund Shares

7

The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

8

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has two classes of shares, Institutional Class and Initial Class. Each class is identical except that Initial Class shares have an administrative services fee which is described below.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

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Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.
GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). No information is presented for the Fund's Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

10

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

11

GREAT-WEST FUNDS, INC.

Great-West Multi-Manager Large Cap Growth Fund
Initial Class Ticker: MXLGX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.65%	1.00%	1.25%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$102	$318	$552	$1,225
Class L	$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $__ billion or more at the time of purchase. The Fund may invest in foreign securities, which may include investments in emerging markets, without limit within the parameters of the Fund’s specific investment policies. The Fund may also hold cash or other short-term investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

1

The Fund’s investment portfolio is managed by two sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), and GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. The Sub-Advisers seek to invest in securities of issuers with above average potential for growth.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - Returns from large-capitalization and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

2

On September 1, 2013, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to September 1, 2013 are not necessarily indicative of the performance of the Fund, as it is currently managed.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.21%
Worst Quarter	December 2008	-26.05%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Advisers
Pioneer Investment Management, Inc. (“Pioneer”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)

Portfolio Managers

3

Name	Title	Length of Service as Manager of Fund
Pioneer
Andrew Acheson	Senior Vice President	2013
Paul Cloonan, CFA	Senior Vice President and Co-Head of Equity Research	2013
JPMorgan
Giri Devulapally, CFA	Managing Director	2013

4

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Advisers manage other mutual funds having similar investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If a Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

5

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Advisers, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Pioneer manages a portion of the Fund. Pioneer seeks long-term capital growth by investing primarily in equity securities of large companies that are similar in size to issuers included in the Russell 1000 Growth Index. Pioneer uses a “growth” style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors Pioneer looks for in selecting investments include:

•	Companies with experienced management teams, strong market positions and the potential to support above average earnings growth;

•	A sustainable competitive advantage such as brand name, customer base, proprietary technology or economies of scale; and

•	Favorable expected returns relative to perceived risk.

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

JPMorgan manages a portion of the Fund. JPMorgan seeks long-term capital appreciation and growth of income by investing primarily in equity securities of large, well-established companies with market-capitalization equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects which it believes allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan seeks to identify long-term imbalances in supply and demand.

JPMorgan may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if JPMorgan identifies a stock that it believes offers a better investment opportunity.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

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Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - There is a possibility that returns from large-capitalization and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection process of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund

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is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark indexes are the Russell 1000 Growth Index and the Standard & Poor’s (“S&P”) 500 Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. Russell 1000 is a registered trademark of Russell Investments. S&P 500® is a registered trademark of Standard & Poor’s.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .65% of the Fund’s average daily net assets up to $1 billion dollars and 0.95% of the Fund’s average daily net assets over $1 billion dollars. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Advisers
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bears all expenses in connection with the performance of their services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services. The following is additional information regarding the Sub-Advisers:

Pioneer Investment Management, Inc. (Pioneer) is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2014, assets under management were approximately $___ billion worldwide, including over $__ billion in assets under management by Pioneer (and its U.S. affiliates). Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109. The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

The portfolio managers of the Fund from Pioneer are Andrew Acheson and Paul Cloonan. The portfolio managers may draw upon the research and investment management expertise of the research team, which provides fundamental and quantitative research on companies on a global basis and includes members from Pioneer’s affiliate, Pioneer Investment Management Limited. Mr. Acheson, a senior vice president, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994. Mr. Cloonan, CFA, senior vice president of Pioneer and co-head of equity research - U.S., joined Pioneer in 1997.

J.P. Morgan Investment Management Inc. (JPMorgan) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2014, JPMorgan and its affiliates had approximately $ ___ trillion in assets under management.

The portfolio manager of the Fund from JPMorgan is Giri Devulapally. Mr. Devulapally, CFA, is a managing director of JPMorgan. He has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMorgan.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund

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Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences

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The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating

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conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Mercer Administrative Services Agreement
Effective May 1, 2008, GWCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Funds of Great-West Funds for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives from GWCM a fee equal to 0.35% of the average daily net asset value of the shares of each of the Funds for which Mercer provides services.

Putnam Administrative Services Agreement
The Distributor and GWCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to Great-West Funds with regard to each fund that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each fund that is sold in the 529 Plan.
Annual and Semi-Annual Shareholder Reports

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The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

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For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Conservative Profile I Fund Initial Class Ticker: MXVPX
Great-West Moderately Conservative Profile I Fund Initial Class Ticker: MXTPX
Great-West Moderate Profile I Fund Initial Class Ticker: MXOPX
Great-West Moderately Aggressive Profile I Fund Initial Class Ticker: MXRPX
Great-West Aggressive Profile I Fund Initial Class Ticker: MXPPX
(the “Fund(s)”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes five of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Each Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by GWCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.”
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

16

17

Fund Summaries

Great-West Conservative Profile I Fund

Investment Objective
The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.00%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Conservative Profile I Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses

1

or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	5-25%
	Real Estate	0-10%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	25-45%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	11.0%	International	6.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	5.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	5.3%	Bond	40.9%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	2.3%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	29.0%
		GWL&A Contract
		Great-West Short Duration Bond Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

2

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

3

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

4

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	10.44%
Worst Quarter	December 2008	-7.00%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Great-West Conservative Profile I Fund Initial Class	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

5

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1997
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

Great-West Moderately Conservative Profile I Fund

Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderately Conservative Profile I Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

6

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	17.8%	International	10.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	4.5%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	8.5%	Bond	33.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	3.7%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	22.0%
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

7

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

8

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

9

	Quarter Ended	Total Return
Best Quarter	June 2009	12.15%
Worst Quarter	December 2008	-9.19%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Great-West Moderately Conservative Profile I Fund Initial Class	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

10

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1997
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

11

Great-West Moderate Profile I Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderate Profile I Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

12

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has an emphasis on both growth of capital and income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
	Real Estate	0-10%
FIXED INCOME	Bond	10-30%
	Short-Term Bond	5-25%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	24.6%	International	14.6%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	4.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	11.8%	Bond	24.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	5.0%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	16.0%
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

13

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

14

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

15

	Quarter Ended	Total Return
Best Quarter	June 2009	14.12%
Worst Quarter	December 2008	-11.92%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Great-West Moderate Profile I Fund Initial Class	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

16

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1997
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

17

Great-West Moderately Aggressive Profile I Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderately Aggressive Profile I Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

18

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
	Real Estate	0-10%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-15%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	30.5%	International	18.1%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	3.5%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	14.6%	Bond	18.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	6.3%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	9.0%
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

19

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

20

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

21

	Quarter Ended	Total Return
Best Quarter	June 2009	17.04%
Worst Quarter	December 2008	-16.65%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Great-West Moderately Aggressive Profile I Fund Initial Class	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

22

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1997
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

23

Great-West Aggressive Profile I Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Aggressive Profile I Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its fund). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

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Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	30-50%
	Real Estate	0-10%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	42.7%	International	25.2%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	3.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	20.4%	Bond	0.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	8.7%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	0.0%
		GWL&A Contract
		Great-West Short Duration Bond Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

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Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information

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about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); and the Dow Jones U.S. Select REIT IndexSM (real estate). See Appendix A for more information regarding the Composite Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.56%
Worst Quarter	December 2008	-24.09%

Average Annual Total Returns for the Periods Ended December 31, 2014

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	One Year	Five Years	Ten Years
Great-West Aggressive Profile I Fund Initial Class	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1997
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

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Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Funds or certain share classes of the Funds may not be offered in your state.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Funds are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Funds and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Funds

Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet an investor’s risk tolerance.

The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

The Asset Allocation Process
GWCM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine each Fund's asset class allocations. GWCM bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, GWCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below, and may invest in Underlying Funds not listed below.

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Each Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as applicable, growth, income and/or preservation of capital.

For each Fund, GWCM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, GWCM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile of each Fund and in order to help achieve each Fund’s investment objective.

The following table describes each Fund’s emphasis on income and growth of capital:

Fund	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary

The following table describes the asset allocation ranges for each Fund:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	30-50%
	Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%
FIXED INCOME	Bond	30-50%	20-40%	10-30%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-15%	0-10%

The following table shows each Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:

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Great-West Profile I Funds
Asset Class (Underlying Funds)	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Large Cap	11.0%	17.8%	24.6%	30.5%	42.7%
Great-West Multi-Manager Large Cap Growth Fund Initial	•	•	•	•	•
Great-West American Century Growth Fund Initial	•	•	•	•	•
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Great-West Putnam Equity Income Fund Initial	•	•	•	•	•
Mid Cap	5.3%	8.5%	11.8%	14.6%	20.4%
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Great-West Goldman Sachs Mid Cap Value Fund Initial	•	•	•	•	•
Small Cap	2.3%	3.7%	5.0%	6.3%	8.7%
Great-West Small Cap Growth Fund Initial	•	•	•	•	•
Great-West Loomis Sayles Small Cap Value Fund Initial	•	•	•	•	•
Great-West Invesco Small Cap Value Fund Initial	•	•	•	•	•
International	6.5%	10.5%	14.6%	18.1%	25.2%
Great-West MFS International Growth Fund Initial	•	•	•	•	•
Great-West MFS International Value Fund Initial	•	•	•	•	•
Real Estate	5.0%	4.5%	4.0%	3.5%	3.0%
Great-West Real Estate Index Fund Initial	•	•	•	•	•
Bond	40.9%	33.0%	24.0%	18.0%	0.0%
Great-West U.S. Government Mortgage Securities Fund Initial	•	•	•	•
Great-West Federated Bond Fund Initial	•	•	•	•
Great-West Templeton Global Bond Fund Initial	•	•	•	•
Great-West Putnam High Yield Bond Fund Initial	•	•	•	•
Short-Term Bond	29.0%	22.0%	16.0%	9.0%	0.0%
GWL&A Contract	•	•	•	•
Great-West Short Duration Bond Fund Initial	•

Each Fund may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds

31

holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.

The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated and unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC ("Putnam Funds") are in the same group of investment companies as Great-West Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of GWCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to GWCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.

Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.

Equity Securities
Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Fund, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed Income Securities

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Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Underlying Funds generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Foreign Securities
Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-

33

counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Real Estate and Real-Estate Related Issuers
REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

•	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

An issuer is a real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

Derivatives
Certain of the Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Fund’s investments, these techniques could result in a loss. These techniques

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may increase the volatility of an Underlying Fund and the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Funds’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

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Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

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Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

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The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

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Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more direct and indirect expenses than a direct investment in the Underlying Funds.

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The ability of each Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

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The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Real Estate Index Fund, Great-West Templeton Global Bond Fund and GWL&A Contract) themselves are diversified investment companies.

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GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

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From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

Single Issuer Risk - The GWL&A Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by GLW&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund that invests in the GWL&A Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The Underlying Funds’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Fund allocates to Underlying Funds that invest in equity securities, the greater the expected risk.

Fixed Income Securities Risk - The Underlying Funds’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Fund’s investments and investment performance may also be more volatile when the Underlying Fund concentrates its investments in certain countries, especially emerging markets countries.

Investment Style Risk - Because the Funds invest in Underlying Funds with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will

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not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time. When an Underlying Fund invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems,

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insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance, of trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Funds
As a mutual fund, the Funds are subject to market risk. The value of each Fund’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Funds.

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of an Underlying Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Funds or any Underlying Funds will achieve their objectives. The Funds should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Fund.

A complete listing of the Funds' investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Funds’ Fees and Expenses
Except as noted in the footnotes to each Fund’s table of Annual Fund Operating Expenses, the expenses shown in each Fund’s table of Annual Fund Operating Expenses are for fiscal year ended December 31, 2013. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.

With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including

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operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales load.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

The Funds are managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, is the Chairperson of the Asset Allocation Committee and has managed the Funds since 2014. In addition to the Funds, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

S. Mark Corbett, CFA, Executive Vice President and Global Chief Investment Officer, has managed the Funds since inception in 1997. In addition to the Funds, Mr. Corbett manages the Great-West Profile II Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Prior to joining GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. Mr. Corbett received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. Corbett is also a Chartered Accountant.

David McLeod, Senior Vice President & Managing Director, has managed the Funds since 2014. In addition to the Funds, Mr. McLeod manages the Great-West Profile II Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. McLeod joined GWL&A in 1986. Mr. McLeod received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. McLeod also has a Certified Management Accountant designation.

Jonathan Kreider, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Kreider manages the Great-West Profile II Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Thone Gdovin, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Andrew Corwin, Assistant Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Profile II Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

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Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at annual rate of 0.25% of the applicable Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, the Fund may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

Each Fund values shares of the Underlying Funds at each Underlying Fund’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Funds are primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset values of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.

A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains

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(less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.

Frequent Purchases and Redemptions of Shares of the Funds
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Funds’ pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may

41

also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.

Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.

Share Classes
The Funds have three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Funds have adopted a distribution and service or “Rule 12b-1” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class L shareholders.

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The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund’s performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report for the Funds, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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44

45

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Funds. In the Annual Report for the Funds, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read and retained for future reference.

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Appendix A

Description of Composite Indexes

Each Fund compares its returns to a Composite Index. The Composite Indexes are derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). Over time, the Composite Indexes will change with each Fund’s target asset allocation. When a Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices.

The Dow Jones U.S. Select REIT IndexSM is a float-adjusted market capitalization-weighted index of publicly traded REITs.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

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GREAT-WEST FUNDS, INC.

Great-West Conservative Profile II Fund Initial Class Ticker: MXCPX Class L Ticker: MXIPX
Great-West Moderately Conservative Profile II Fund Initial Class Ticker: MXDPX Class L Ticker: MXHPX
Great-West Moderate Profile II Fund Initial Class Ticker: MXMPX Class L Ticker: MXGPX
Great-West Moderately Aggressive Profile II Fund Initial Class Ticker: MXBPX Class L Ticker: MXFPX
Great-West Aggressive Profile II Fund Initial Class Ticker: MXAPX Class L Ticker: MXEPX
(the “Fund(s)”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes five of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Each Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds managed by GWCM or its affiliates, and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.”
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plan (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summaries

Great-West Conservative Profile II Fund

Investment Objective
The Fund seeks capital preservation primarily through investments in Underlying Funds that emphasize fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Conservative Profile II Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

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Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-15%
	Small Cap	0-15%
	Mid Cap	0-15%
	Large Cap	5-25%
	Real Estate	0-10%
FIXED INCOME	Bond	30-50%
	Short-Term Bond	25-45%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	11.0%	International	6.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	5.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	5.3%	Bond	40.9%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	2.3%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	29.0%
		GWL&A Contract
		Great-West Short Duration Bond Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

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The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal

3

time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and by comparing the Fund’s average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	June 2009	10.50%
Worst Quarter	December 2008	-6.97%

Average Annual Total Returns for the Periods Ended December 31, 2014

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	One Year	Five Years	Ten Years/Since Inception
Great-West Conservative Profile II Fund Initial Class	__%	__%	__%
Great-West Conservative Profile II Fund Class L	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1999
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

6

Great-West Moderately Conservative Profile II Fund

Investment Objective
The Fund seeks income and capital appreciation primarily through investments in Underlying Funds that emphasize fixed income investments and, to a lesser degree, in Underlying Funds that emphasize equity investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderately Conservative Profile II Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

7

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on income and a secondary emphasis on growth of capital. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-15%
	Mid Cap	0-25%
	Large Cap	10-40%
	Real Estate	0-10%
FIXED INCOME	Bond	20-40%
	Short-Term Bond	10-30%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	17.8%	International	10.5%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	4.5%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	8.5%	Bond	33.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	3.7%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	22.0%
		GWL&A Contract
The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

8

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

9

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and by comparing the Fund’s average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

10

	Quarter Ended	Total Return
Best Quarter	June 2009	12.07%
Worst Quarter	December 2008	-9.41%

Average Annual Total Returns for the Periods Ended December 31, 2014

11

	One Year	Five Years	Ten Years/Since Inception
Great-West Moderately Conservative Profile II Fund Initial Class	__%	__%	__%
Great-West Moderately Conservative Profile II Fund Class L	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1999
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

12

Great-West Moderate Profile II Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds with a relatively equal emphasis on equity and fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderate Profile II Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses

13

or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has an emphasis on both growth of capital and income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	0-30%
	Small Cap	0-25%
	Mid Cap	0-30%
	Large Cap	15-45%
	Real Estate	0-10%
FIXED INCOME	Bond	10-30%
	Short-Term Bond	5-25%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	24.6%	International	14.6%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	4.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	11.8%	Bond	24.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	5.0%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	16.0%
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks

14

The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Portfolios with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal

15

time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and by comparing the Fund’s average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

16

	Quarter Ended	Total Return
Best Quarter	June 2009	14.21%
Worst Quarter	December 2008	-11.88%

Average Annual Total Returns for the Periods Ended December 31, 2014

17

	One Year	Five Years	Ten Years/Since Inception
Great-West Moderate Profile II Fund Initial Class	__%	__%	__%
Great-West Moderate Profile II Fund Class L	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1999
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

18

Great-West Moderately Aggressive Profile II Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments and, to a lesser degree, in Underlying Funds that emphasize fixed income investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Moderately Aggressive Profile II Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

19

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	5-35%
	Small Cap	0-25%
	Mid Cap	5-35%
	Large Cap	20-50%
	Real Estate	0-10%
FIXED INCOME	Bond	5-25%
	Short-Term Bond	0-15%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	30.5%	International	18.1%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	3.5%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	14.6%	Bond	18.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	6.3%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	9.0%
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

20

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

21

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and by comparing the Fund’s average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

22

	Quarter Ended	Total Return
Best Quarter	June 2009	17.16%
Worst Quarter	December 2008	-16.71%

Average Annual Total Returns for the Periods Ended December 31, 2014

23

	One Year	Five Years	Ten Years/Since Inception
Great-West Moderately Aggressive Profile II Fund Initial Class	__%	__%	__%
Great-West Moderately Aggressive Profile II Fund Class L	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1999
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

24

Great-West Aggressive Profile II Fund

Investment Objective
The Fund seeks long-term capital appreciation primarily through investments in Underlying Funds that emphasize equity investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Aggressive Profile II Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

25

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a mix of Underlying Funds. The Fund has a primary emphasis on growth of capital and a secondary emphasis on income. GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The following table shows the Fund’s asset allocation ranges:

EQUITY	International	10-40%
	Small Cap	5-35%
	Mid Cap	15-45%
	Large Cap	30-50%
	Real Estate	0-10%
FIXED INCOME	Bond	0-10%
	Short-Term Bond	0-10%

Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), real estate instruments, U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Cap	42.7%	International	25.2%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West MFS International Growth Fund Initial
Great-West American Century Growth Fund Initial		Great-West MFS International Value Fund Initial
Great-West T. Rowe Price Equity Income Fund Initial		Real Estate	3.0%
Great-West Putnam Equity Income Fund Initial		Great-West Real Estate Index Fund Initial
Mid Cap	20.4%	Bond	0.0%
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Great-West U.S. Government Mortgage Securities Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Small Cap	8.7%	Great-West Templeton Global Bond Fund Initial
Great-West Small Cap Growth Fund Initial		Great-West Loomis Sayles Bond Fund Initial
Great-West Loomis Sayles Small Cap Value Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Great-West Invesco Small Cap Value Fund Initial		Short-Term Bond	0.0%
		GWL&A Contract
		Great-West Short Duration Bond Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocations. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the asset allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

26

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information

27

about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the past ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); and the Dow Jones U.S. Select REIT IndexSM (real estate). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.52%
Worst Quarter	December 2008	-24.00%

Average Annual Total Returns for the Periods Ended December 31, 2014

28

	One Year	Five Years	Ten Years/Since Inception
Great-West Aggressive Profile II Fund Initial Class	__%	__%	__%
Great-West Aggressive Profile II Fund Class L	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	1999
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

29

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Funds based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Funds. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Funds or certain share classes of the Funds may not be offered in your state.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Funds are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Funds and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Funds

Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. Each Fund provides an asset allocation strategy designed to meet an investor’s risk tolerance.

The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement (or other targeted funding need). The Funds strive to provide shareholders with diversification primarily through both professionally designed risk-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

The Asset Allocation Process
GWCM uses asset allocation strategies to allocate each Fund’s assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine each Fund's asset class allocations. GWCM bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes.

Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. In selecting Underlying Funds, GWCM considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance, Morningstar ratings, fees and expenses, asset size and managerial style.

GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, change asset allocations, and add or delete Underlying Funds at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed below, and may invest in Underlying Funds not listed below.

30

Each Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored to an investor’s risk tolerance. Depending on its risk profile, each Fund employs a different combination of investments among different Underlying Funds in order to emphasize, as applicable, growth, income and/or preservation of capital.

For each Fund, GWCM establishes an anticipated allocation among different broad asset classes based on its risk profile. Within each anticipated asset class allocation, GWCM selects the Underlying Funds and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund. As described in “The Asset Allocation Process” above, GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations from time to time as appropriate to the risk profile of each Fund and in order to help achieve each Fund’s investment objective.

The following table describes each Fund’s emphasis on income and growth of capital:

Fund	Income	Growth of Capital
Conservative	Primary	Secondary
Moderately Conservative	Primary	Secondary
Moderate	Primary	Primary
Moderately Aggressive	Secondary	Primary
Aggressive	Secondary	Primary

The following table describes the asset allocation ranges for each Fund:

	Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
EQUITY	International	0-15%	0-30%	0-30%	5-35%	10-40%
	Small Cap	0-15%	0-15%	0-25%	0-25%	5-35%
	Mid Cap	0-15%	0-25%	0-30%	5-35%	15-45%
	Large Cap	10-40%	10-40%	15-45%	20-50%	30-50%
	Real Estate	0-10%	0-10%	0-10%	0-10%	0-10%
FIXED INCOME	Bond	30-50%	20-40%	10-30%	5-25%	0-10%
	Short-Term Bond	25-45%	10-30%	5-25%	0-15%	0-10%

The following table shows each Fund’s target allocation for the various asset classes listed above and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus:

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Great-West Profile II Funds
Asset Class (Underlying Funds)	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive
Large Cap	11.0%	17.8%	24.6%	30.5%	42.7%
Great-West Multi-Manager Large Cap Growth Fund Initial	•	•	•	•	•
Great-West American Century Growth Fund Initial	•	•	•	•	•
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Great-West Putnam Equity Income Fund Initial	•	•	•	•	•
Mid Cap	5.3%	8.5%	11.8%	14.6%	20.4%
Great-West T. Rowe Price Mid Cap Growth Fund Initial	•	•	•	•	•
Great-West Goldman Sachs Mid Cap Value Fund Initial	•	•	•	•	•
Small Cap	2.3%	3.7%	5.0%	6.3%	8.7%
Great-West Small Cap Growth Fund Initial	•	•	•	•	•
Great-West Loomis Sayles Small Cap Value Fund Initial	•	•	•	•	•
Great-West Invesco Small Cap Value Fund Initial	•	•	•	•	•
International	6.5%	10.5%	14.6%	18.1%	25.2%
Great-West MFS International Growth Fund Initial	•	•	•	•	•
Great-West MFS International Value Fund Initial	•	•	•	•	•
Real Estate	5.0%	4.5%	4.0%	3.5%	3.0%
Great-West Real Estate Index Fund Initial	•	•	•	•	•
Bond	40.9%	33.0%	24.0%	18.0%	0.0%
Great-West U.S. Government Mortgage Securities Fund Initial	•	•	•	•
Great-West Federated Bond Fund Initial	•	•	•	•
Great-West Templeton Global Bond Fund Initial	•	•	•	•
Great-West Putnam High Yield Bond Fund Initial	•	•	•	•
Short-Term Bond	29.0%	22.0%	16.0%	9.0%	0.0%
GWL&A Contract	•	•	•	•
Great-West Short Duration Bond Fund Initial	•

Each Fund may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds

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holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.

The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by affiliated or unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers. Underlying Funds managed by Putnam Investment Management, LLC ("Putnam Funds") are in the same group of investment companies as Great-West Funds, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds, is an affiliate of GWCM and GWL&A. Putnam Investment Management, LLC is a subsidiary of Putnam Investments, LLC, which similar to GWCM and GWL&A, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.

Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.

Equity Securities
Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell Midcap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, when making a decision to purchase a security for an Underlying Fund, the investment adviser or sub-adviser may not be aware of some problems associated with the company issuing the security.

Fixed Income Securities

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Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Underlying Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Underlying Funds generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Foreign Securities
Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-

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counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Real Estate and Real-Estate Related Issuers
REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types:

•	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

•	Mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

•	Hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

An issuer is a real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

Derivatives
Certain of the Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Fund’s investments, these techniques could result in a loss. These techniques

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may increase the volatility of an Underlying Fund and the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Funds’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•
Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•
Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

•
The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•
Since the Funds invest in Underlying Funds, you will bear your proportionate share of expenses of the applicable Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Funds entails more direct and indirect expenses than a direct investment in the Underlying Funds.

•
The ability of each Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•
The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the Great-West Real Estate Index Fund, Great-West Templeton Global Bond Fund and GWL&A Contract) themselves are diversified investment companies.

•
GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

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•
From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

Single Issuer Risk - The GWL&A Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by GLW&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund that invests in the GWL&A Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Equity Securities Risk - The Underlying Funds’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more a Fund allocates to Underlying Funds that invest in equity securities, the greater the expected risk.

Fixed Income Securities Risk - The Underlying Funds’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Fund’s investments and investment performance may also be more volatile when the Underlying Fund concentrates its investments in certain countries, especially emerging markets countries.

Investment Style Risk - Because the Funds invest in Underlying Funds with both growth and value characteristics, their share price may be negatively affected if either investing approach falls out of favor. Value stocks carry the risk that the market will

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not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued. Growth stocks usually reinvest a high proportion of earnings in their own business and, therefore, may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy growth stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time. When an Underlying Fund invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Underlying Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Underlying Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the companies carry adequate insurance and environmental factors. REITs and real estate related companies may not be diversified. If a real estate related company defaults, the Underlying Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems,

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insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance, of trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Other Risk Factors Associated with the Funds
As a mutual fund, the Funds are subject to market risk. The value of each Fund’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Funds.

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of an Underlying Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Funds or any Underlying Funds will achieve their objectives. The Funds should not be considered to be a complete investment program by themselves. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of a Fund.

A complete listing of the Funds' investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Funds’ Fees and Expenses
The expenses shown in each Fund’s table of Annual Fund Operating Expenses are for fiscal year ended December 31, 2013. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.

With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds

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related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales load.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

The Funds are managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, is the Chairperson of the Asset Allocation Committee and has managed the Funds since 2014. In addition to the Funds, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

S. Mark Corbett, CFA, Executive Vice President and Global Chief Investment Officer, has managed the Funds since inception in 1997. In addition to the Funds, Mr. Corbett manages the Great-West Profile I Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Prior to joining GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. Mr. Corbett received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. Corbett is also a Chartered Accountant.

David McLeod, Senior Vice President & Managing Director, has managed the Funds since 2014. In addition to the Funds, Mr. McLeod manages the Great-West Profile I Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. McLeod joined GWL&A in 1986. Mr. McLeod received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. McLeod also has a Certified Management Accountant designation.

Jonathan Kreider, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Kreider manages the Great-West Profile I Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Thone Gdovin, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Andrew Corwin, Assistant Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Profile I Funds, Great-West Lifetime Funds and Great-West SecureFoundation Funds. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

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Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

Advisory Fees
For its services, with respect to each Fund, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the applicable Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging a Fund's shares is the net asset value of that Fund. Each Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

Each Fund values shares of the Underlying Funds at each Underlying Fund’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Funds are primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset values of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.

A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains

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(less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Funds at net asset value.

Frequent Purchases and Redemptions of Shares of the Funds
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Funds through subaccount units, IRA owners and other retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Funds’ pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Account (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail market timing or excessive trading practices may

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also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.

Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.

Share Classes
The Funds have three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Funds have adopted a distribution and service or “Rule 12b-1” plan for their Class L shares. The plan allows the Class L shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class L shareholders.

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The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Funds. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of shares of the Funds.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund’s performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Annual Report for the Funds, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds’ investments is available in the Annual and Semi-Annual Reports to shareholders for the Funds. In the Annual Report for the Funds, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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Appendix A

Description of Composite Indexes

Each Fund compares its returns to a Composite Index. The Composite Indexes are derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes, as applicable: the Wilshire 5000 Index (U.S. equities); the MSCI EAFE® Index (international equities); the Dow Jones U.S. Select REIT IndexSM (real estate); the Barclays U.S. Aggregate Bond Index (bonds); and the Barclays 1-3 Yr Credit Bond Index (short-term bonds). Over time, the Composite Indexes will change with each Fund’s target asset allocation. When a Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices.

The Dow Jones U.S. Select REIT IndexSM is a float-adjusted market capitalization-weighted index of publicly traded REITs.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

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GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund
Initial Class Ticker: MXQIX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks capital growth and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Feess	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	1.10%	1.35%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The Fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the portfolio managers believe are currently undervalued by the market. If the portfolio managers are correct and other investors recognize the value of the company, the price of its stock may rise. The Fund invests mainly in midsize and large companies, which are of a size similar to those in the Russell 1000 Value Index (which was composed of companies having a market capitalization of between $__ billion and $__ billion as of December 31, 2014). The portfolio managers may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The Fund may also invest in common stocks of small size U.S. companies, convertible securities, as well as companies from outside the U.S.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

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Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	March 2014	12.14%
Worst Quarter	June 2014	-5.34%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Since Inception (6/16/2011)
Initial Class	__%	__%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Putnam Investment Management, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Darren Jaroch, CFA	Portfolio Manager	2012
Walter Scully	Assistant Portfolio Manager	2012

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies

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The Fund may, in a manner consistent with its investment objectives and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with investing small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Fixed Income Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

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In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility

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of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

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Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk - The value approach carries the risk that he market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Russell 1000® Value Index . The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. Russell 1000® is a registered trademark of Russell Investments.

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Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, MA 02109. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Darren Jaroch, CFA, is the portfolio manager of the Fund. Mr. Jaroch is a Portfolio Manager of Putnam Equity Income Fund, Putnam Global Dividend Fund and Putnam International Value Fund. He also manages U.S. value institutional portfolios and global and international value institutional portfolios. In addition, he has managed global core equity institutional portfolios. Mr. Jaroch joined Putnam in 1999, working with the U.S. Value team on quantitative models before becoming a Portfolio Manager. He has been in the investment industry since 1996.

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Walter Scully is the assistant portfolio manager of the Fund. Mr. Scully is an Analyst in the Global Equity Research Group, covering the consumer staples and cyclical sectors. In that role, he is responsible for conducting fundamental analysis and valuation of the companies in these industries, and making buy/sell recommendations. In addition, he is Portfolio Manager of Putnam Global Consumer Fund, Putnam Research Fund, and Putnam Global Sector Fund, as well as an Assistant Portfolio Manager of Putnam Equity Income Fund. Mr. Scully, who is also a CPA, has been in the investment industry since he joined Putnam in 1996.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

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The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts

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have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate the GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative

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Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

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The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

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For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Putnam High Yield Bond Fund
Initial Class Ticker: MXHYX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.75%	1.10%	1.35%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, bank loans (term and revolving loans), pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization.  Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Fund’s total assets may be invested in securities rated below B3/B- by all nationally

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recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Fund may invest in foreign securities, make forward commitments and may lend portfolio securities. The Fund may invest up to 20% of its total assets in securities not denominated in U.S. Dollars. The Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities and bank loans in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is

2

a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations. Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

On August 3, 2009, the Fund replaced the prior sub-adviser with the current Sub-Adviser. Consequently, the Fund’s total returns shown below for the periods prior to August 3, 2009 are not necessarily indicative of the performance of the Fund, as it is currently managed.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

Average Annual Total Returns for Periods Ended December 31, 2014

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	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Putnam Investment Management, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Paul D. Scanlon, CFA	Co-Head of Fixed Income - Team Leader, High Yield Portfolio Manager	2009
Norman Boucher	Portfolio Manager	2009
Robert Salvin	Portfolio Manager	2009

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

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The Fund will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, bank loans (term and revolving loans), pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization.  Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Fund’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Fund may invest in foreign securities, make forward commitments and may lend portfolio securities. The Fund may invest up to 20% of its total assets in securities not denominated in U.S. Dollars. The Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Fund may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Fund’s return as a non-hedging strategy that may be considered speculative. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Fund. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Fund will be invested in the assets of any one issuer. No more than 25% of the total assets of the Fund will be invested in any one industry, as defined by the Sub-Adviser.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention

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in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Fund generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

Equity Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in equity securities. Accordingly, you also should be aware of the risks associated with equity securities investments.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging

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market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments
Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

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Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Bank Loan Risk - Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

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Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities and bank loans in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure

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A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark is the J.P. Morgan High Yield Developed Index. The J.P. Morgan High Yield Developed Index is an unmanaged index of high yield fixed income securities issued in developed countries.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, Massachusetts 02109. Putnam is an affiliate of GWCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to GWCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourouble Paul G Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

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The portfolio management team for the Fund is led by Paul D. Scanlon, Co-Head of Fixed Income and the Team Leader for the Putnam High Yield Team. Messrs. Norman Boucher and Robert Salvin are also Portfolio Managers that manage the Fund. Mr. Scanlon, CFA, has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to

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identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for

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the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

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Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Real Estate Index Fund
Initial Class Ticker: MXREX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$72	$224	$390	$871
Class L	$97	$303	$525	$1,166

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities included in the Dow Jones U.S. Select REIT IndexSM (the “Benchmark Index”). The Benchmark Index is a market capitalization-weighted index of publicly traded equity REITs.

The portfolio managers may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, for cash management purposes.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative

1

contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Industry Concentration Risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.

Interest Rate Risk - REIT stock prices overall may decline because of rising interest rates. Interest rate risk is high for the Fund. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on REIT stock prices and could negatively affect the Fund's net asset value.

Investment Style Risk - Returns from REIT stocks - which typically are small- or mid-capitalization stocks - may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	March 2014	6.83%
Worst Quarter	September 2014	-3.34%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Since Inception (11/27/2012)
Initial Class	__%	__%
Dow Jones U.S. Select REIT IndexSM (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Geode Capital Management, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Deane Gyllenhaal	Senior Portfolio Manager	2014
Lou Bottari	Portfolio Manager	2012
Patrick Waddell, CFA	Portfolio Manager	2012
Peter Matthew	Assistant Portfolio Manager	2012

Purchase and Sale of Fund Shares

3

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

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REITs
REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation. Unlike corporations, REITs do not have to pay income taxes if they meet certain Code requirements. REITs generally offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT’s performance depends on specific factors, such as an underlying company’s ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. Nevertheless, returns from REITs may not correspond to returns from direct property ownership.

Small and Medium Size Companies
The Fund may, in a manner consistent with its investment objective and policies, invest in small and medium size companies. Accordingly, you also should be aware of the risks associated with small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed funds, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Additional Information About the Benchmark Index
The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization-weighted index of publicly traded REITs.

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Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by GWCM. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Dow Jones U.S. Select REIT Index to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the Dow Jones U.S. Select REIT Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Dow Jones U.S. Select REIT Index is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of Fund into consideration in determining, composing or calculating the Dow Jones U.S. Select REIT Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Dow Jones U.S. Select REIT Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES U.S. SELECT REIT INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES U.S. SELECT REIT INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if GWCM’s agreement with the sponsor of its target index is terminated, or for any other reason. In any such instance, the substitute index would measure the same market segment as the current index.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated

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to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure

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to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Industry Concentration Risk - Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. REITs tend to be small- and mid-capitalization companies, and their shares may be more volatile and less liquid. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITs also may be subject to interest rate risk and may be subject to the possibility of failing to qualify for preferential tax treatment.

Interest Rate Risk - REIT stock prices overall may decline because of rising interest rates. Interest rate risk is high for the Fund. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on REIT stock prices and could negatively affect the Fund's net asset value.

Investment Style Risk - There is a possibility that returns from REIT stocks - which typically are small- or mid-capitalization stocks - may trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers. Because a significant percentage of the Fund’s assets may be invested in a single issuer, the Fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds.

Tracking Error Risk - Several factors may affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has fees and expenses that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index. Further, there may be timing differences associated with additions to and deletions from the Benchmark Index, changes in the shares outstanding of the component securities, and the Fund may not be fully invested - either as a result of cash flows into the Fund or as a result of reserves of cash held by the Fund to meet redemptions. The use of sampling techniques or futures or other derivatives positions may affect the Fund’s ability to achieve close correlation with the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of the Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

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Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of the Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

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GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Geode Capital Management, LLC (“Geode”) is registered as an investment adviser with the SEC. Geode’s principal business address is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

Deane Gyllenhaal, Lou Bottari and Patrick Waddell are Portfolio Managers of the Fund, and Peter Matthew is the Assistant Portfolio Manager of the Fund.

Deane Gyllenhaal has been a Senior Portfolio Manager with Geode since August 2014. Prior to that, Mr. Gyllenhaal was a Senior Portfolio Manager at Hartford Investment Management since 2006 and was employed at State Street Global Advisors for 10 years in various roles, most recently as Senior Portfolio Manager, and has over 24 years of industry experience.

Lou Bottari has been a Portfolio Manager with Geode since July 2010. Prior to that, Mr. Bottari was an Assistant Portfolio Manager with Geode since May 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Patrick Waddell has been a Portfolio Manager with Geode since July 2006. Prior to that, Mr. Waddell was an Assistant Portfolio Manager with Geode since February 2004. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Investments from December 1997 to February 2004 where he worked as a Senior Portfolio Assistant for over two years.

Peter Matthew has been an Assistant Portfolio Manager with Geode since June 2012. Prior to that, Mr. Matthew was a Portfolio Manager Assistant with Geode since July 2011 and a Senior Operations Associate since April 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

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We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-

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West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes

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The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Each class of shares generally has the same rights, except for the differing distribution and service fees, and the exclusive voting rights by each class of shares with respect to any distribution plan for such class of shares.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial

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intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

14

GREAT-WEST FUNDS, INC.

Great-West S&P 500® Index Fund
Initial Class Ticker: MXVIX
Class L Ticker: MXVJX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

1

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	June 2009	15.88%
Worst Quarter	December 2008	-22.09%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	__%	__%*
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Sub-Adviser
Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

3

Name	Title	Length of Service as Manager of Fund
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management	2009
Richard A. Brown, CFA	Director, Senior Portfolio Manager, Team Leader	2009
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader	2009

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Tracking a Benchmark Index

4

The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The “S&P 500®” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by GWCM. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR

5

ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

6

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may

7

continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

8

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Indexing Team manages the Fund. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong, CFA, is a Managing Director, Head of Equity Portfolio Management, with 14 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. She graduated with a B.S. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, is a Director, Senior Portfolio Manager, Team Leader, with 18 years at Mellon Capital. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante, CFA, is a Managing Director, Senior Portfolio Manager, with 14 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Legal Proceedings
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado. These lawsuits were consolidated with others into an action pending in the U.S. District Court for the Southern District of New York. The Fund has been named as a defendant in this action. The plaintiffs in these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. During 2013, the Court granted a motion to dismiss the claims brought by the secured creditors. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. The unsecured creditors matter is still pending in the Southern District of New York.

The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

As of December 31, 2014, the Fund had total net assets of $______. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $170,136.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

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Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order

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is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

11

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources

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(not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West S&P Mid Cap 400® Index Fund
Initial Class Ticker: MXMDX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Class I, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) MidCap 400® Index (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Benchmark Index. The Fund will seek investment results, before fees and expenses, that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P MidCap 400® Index. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

Principal Investment Risks

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The following is a summary of the principal investment risks of investing in the Fund:

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Investment Style Risk - Returns from mid-capitalization stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	March 2014	13.31%
Worst Quarter	June 2014	-5.05%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Since Inception (1/20/2011)
Initial Class	__%	__%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management	2011
Richard A. Brown, CFA	Director, Senior Portfolio Manager, Team Leader	2011
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader	2011

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Medium Size Companies

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The Fund invests in medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing medium size companies.

The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Smaller or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of smaller or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Smaller or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about smaller or unseasoned companies.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

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Low cost. Index Funds are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The “S&P MidCap 400®” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by GWCM. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P MidCap 400® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P MidCap 400® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P MidCap 400® will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its

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subsidiaries are not investment advisors.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

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Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Investment Style Risk - There is a possibility that returns from mid-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

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Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objectives. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515

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East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Indexing Team manages the Fund. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong, CFA, is a Managing Director, Head of Equity Portfolio Management, with 14 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. She graduated with a B.S. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, is a Director, Senior Portfolio Manager, Team Leader, with 18 years at Mellon Capital. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante, CFA, is a Managing Director, Senior Portfolio Manager, with 14 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

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Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example,

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excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without

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prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating

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conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West S&P Small Cap 600® Index Fund
Initial Class Ticker: MXISX
Class L Ticker: MXNSX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of the Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) SmallCap 600® Index (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P SmallCap 600® Index. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

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Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Investment Style Risk - Returns from small-capitalization stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Among other things, small size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	June 2009	20.70%
Worst Quarter	December 2008	-25.20%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	__%	__%*
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
*Since inception on August 12, 2011

Investment Adviser
GWCM

Sub-Adviser
Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

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Name	Title	Length of Service as Manager of Fund
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management	2009
Richard A. Brown, CFA	Director, Senior Portfolio Manager, Team Leader	2009
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader	2009

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small Size Companies
The Fund invests in small size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small size companies.

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The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about smaller or unseasoned companies.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).

Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Standard & Poor’s®, S&P® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The “S&P SmallCap 600®” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by GWCM. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P SmallCap 600® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P SmallCap 600® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P SmallCap 600® is determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P SmallCap 600®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P SmallCap 600® will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

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The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Investment Style Risk - There is a possibility that returns from small-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Over-the-Counter Risk - Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC

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stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Small Size Company Securities Risk - The stocks of small size companies often involve more risk and volatility than those of larger companies. Because small size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objectives. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management s

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ervices for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Indexing Team manages the Fund. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong, CFA, is a Managing Director, Head of Equity Portfolio Management, with 14 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. She graduated with a B.S. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, is a Director, Senior Portfolio Manager, Team Leader, with 18 years at Mellon Capital. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante, CFA, is a Managing Director, Senior Portfolio Manager, with 14 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

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Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

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Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or

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investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

14

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

15

GREAT-WEST FUNDS, INC.

Great-West SecureFoundation® Balanced Fund
Class G Ticker: MXSBX
Class G1 Ticker: MXSHX
Class L Ticker: MXLDX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objective and strategies. The Fund has four classes of shares - Institutional Class, Class G, Class G1 and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) and an affiliate of Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), serves as investment adviser to the Fund.
The Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” If you purchase shares of the Fund, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract or a certificate to a group fixed deferred annuity contract issued by GWL&A, or a rider to a variable annuity contract issued by GWL&A or GWL&A of NY. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. For more information, please see the "More Information About the Fund" section of this Prospectus.

The Fund may sell Fund shares to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in a separate prospectus or disclosure statement describing the Guarantee, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating

1

expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The Fund may also invest in the GWL&A Contract. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	26.0%	Diversified Emerging Markets	3.0%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index Fund
Mid Blend	11.0%	Intermediate-Term Bond	35.0%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	9.00%	Short-Term Income/Cash	5.0%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	11.0%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time and without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds.

•
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

2

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

3

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A or GWL&A of NY may increase the Guarantee Benefit Fee; if GWL&A or GWL&A of NY determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Any payments under the Guarantee depend on GWL&A’s or GWL&A of NY’s long-term ability to make such payments. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.45%
Worst Quarter	September 2014	-9.75%

Average Annual Total Returns for Periods Ended December 31, 2014

4

	One Year	Five Years	Since Inception
Class G	__%	__%	__%*
Class G1	__%	__%	__%*
Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeem shares of the Fund based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or

5

other financial intermediary considers in including the Fund as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.

More Information About the Fund

Fund Overview
The Fund is a “fund-of-funds” that pursues its investment objective by investing in Underlying Funds. The Fund is designed for investors seeking a professionally designed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Fund strives to provide shareholders with diversification primarily through both a professionally designed asset allocation model and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

Guarantee
If you purchase shares of the Fund, you are required to purchase the Guarantee. The Guarantee Benefit Fee will not be higher than 1.50% or lower than 0.70% on an annual basis of the value of your Permitted Account allocated to the Fund (hereinafter “Fund Value”) based on the Fund Value as of the date of deduction. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Fund (or sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the Fund. Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your Fund shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. The Guarantee may also be terminated under other circumstances. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. The Guarantee is not issued to GWCM or the Fund, so the Guarantee does not guarantee the investment performance of the Fund. Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, for complete information regarding the Guarantee.

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Under normal conditions, the Fund will invest 50-70% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets (plus the amount of any borrowings for investment purposes) in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s allocation process is to determine the Fund’s asset class allocations. Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Fund invests. Most, if not all, of the Underlying Funds in which the Fund invests are Index Funds that are designed to track the performance of a specified securities index. The Fund follows an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table shows the Fund’s target allocation for the various asset classes and Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

6

Large Blend	26.0%	Diversified Emerging Markets	3.0%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index Fund
Mid Blend	11.0%	Intermediate-Term Bond	35.0%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	9.00%	Short-Term Income/Cash	5.0%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	11.0%
Great-West International Index Fund Initial

GWCM reviews the asset class allocations, the Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to the asset class allocations, the Underlying Fund allocations, or the Underlying Funds themselves from time to time as appropriate in order to help the Fund achieve its investment objective. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Fund will not necessarily invest in the Underlying Funds listed above, and may invest in Underlying Funds not listed above.

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. Changes to Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the monthly rebalancing, expenses related to redemption fees, if applicable, may be incurred by the Fund at the Underling Fund level.

The potential rewards and risks associated with the Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that the Fund will meet its objective.

The Fund may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If the Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay the Fund a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Fund will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions the Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Fund is exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Fund is entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers.

In pursuing the Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.

The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed without shareholder notice or approval.

Additional Information About Underlying Fund Investment Strategies

7

By owning shares of Underlying Funds, the Fund indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.

Equity Securities
Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Fixed Income Securities
Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a

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higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities
Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Funds Designed to Track a Benchmark Index
Certain of the Underlying Funds are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Funds”).
Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed funds, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of an Index Fund will generally decline when the performance of its benchmark index declines. Because each Index Fund may track an index before fees and expenses, the Index Fund may not purchase other securities that may help offset declines in an index. In addition, because an Index Fund may not hold all issues included in an index, may not always be fully invested, and bears management fees and other expenses and transaction costs in trading securities, the performance of an Index Fund may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives
Certain of the Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price

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during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Fund judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset values of the Underlying Funds’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•
Changes in the net asset values of each Underlying Fund affect the net asset values of the Fund. As a result, over the long-term the Fund’s ability to meet its investment objective will depend on the ability of the Underlying Funds to meet their own investment objectives.

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•
The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•
Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds.

•
The ability of the Fund to achieve its investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.

•
GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Fund’s investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Fund. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•
From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Fund.

Single Issuer Risk - The GWL&A Contract in which the Fund may invest has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GLW&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of the Fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may

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fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Equity Securities Risk - The Underlying Funds’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Fund allocates to Underlying Funds that invest in equity securities, the greater the expected risk.

Fixed Income Securities Risk - The Underlying Funds’ investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Fund’s investments and investment performance may also be more volatile when the Underlying Fund concentrates its investments in certain countries, especially emerging markets countries.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time. When an Underlying Fund invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Funds in which the Fund invests are Index Funds. Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Fund could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Fund. In

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addition, several factors will affect an Index Fund’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Funds have operating fees and expenses (for example, management fees) that will reduce the Index Funds' total return. In addition, an Index Fund may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index.

You should be aware that the Fund is not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in the Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee
In addition to risks related to the Fund, investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, and include, but are not limited to, the following:

*	Depending on your pattern of share redemptions, your lifespan and the Fund’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

*	The exchange or redemption of Fund shares negatively affects the Fund Value and may adversely affect the benefit under the Guarantee.

*
The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees, and to plan sponsors of certain retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your retirement plan record keeper, or the sponsor of your retirement plan makes changes to the contract, the plan or the plan’s record keeper.

*
GWL&A and GWL&A of NY reserve the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.50% of the Fund Value upon 30 days written notice. GWL&A and GWL&A of NY also reserve the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

*
The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Fund becomes ineligible or is liquidated, or if GWL&A or GWL&A of NY does not receive the Guarantee Benefit Fee. If the Guarantee is terminated, GWL&A or GWL&A of NY will not refund your Guarantee Benefit Fee.

*
If GWL&A or GWL&A of NY determines that the Fund is ineligible, you would be required to transfer to another eligible fund which may have higher fees and charges and different objective/strategies, and may result in an increase in the Guarantee Benefit Fee.

*
Any payments under the Guarantee depend on GWL&A’s or GWL&A of NY’s long-term ability to make such payments, as applicable. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee.

*	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.

Other Risk Factors Associated with the Fund
As a mutual fund, the Fund is subject to market risk. The value of the Fund's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Underlying Funds.

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of an Underlying Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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There is no guarantee that the Fund or any Underlying Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Fund’s Fees and Expenses
The expenses shown in the Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2013. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of the Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.

Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Fund or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Fund.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for the Fund to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Fund would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Fund also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Fund will not invest in shares of Underlying Funds that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

The Fund is managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, is the Chairperson of the Asset Allocation Committee and has managed the Fund since 2014. In addition to the Fund, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

S. Mark Corbett, CFA, Executive Vice President and Global Chief Investment Officer, has managed the Fund since 2009. In addition to the Fund, Mr. Corbett manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Prior to joining GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. Mr. Corbett received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. Corbett is also a Chartered Accountant.

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David McLeod, Senior Vice President & Managing Director, has managed the Fund since 2014. In addition to the Fund, Mr. McLeod manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. McLeod joined GWL&A in 1986. Mr. McLeod received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. McLeod also has a Certified Management Accountant designation.

Jonathan Kreider, CFA, Portfolio Manager, has managed the Fund since 2014. In addition to the Fund, Mr. Kreider manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Thone Gdovin, CFA, Portfolio Manager, has managed the Fund since 2014. In addition to the Fund, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Andrew Corwin, Assistant Portfolio Manager, has managed the Fund since 2014. In addition to the Fund, Mr. Corwin manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with regard to Class G1 and Class L shares,all administrative services fees with respect to Class G, Class G1 and Class L shares, and any extraordinary expenses, including litigation expenses.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, the Fund may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s (or Underlying Fund’s) assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

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We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its shares of the Underlying Funds at each Underlying Fund’s respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, the Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Fund is primarily invested in shares of Underlying Funds, the Fund’s net asset value is based primarily on the net asset values of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.

Purchasing and Redeeming Shares
If you purchase shares of the Fund, you are required to purchase the Guarantee. All share purchase and redemption policies described herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable.

The Guarantee Benefit Fee will not be higher than 1.50% or lower than 0.70% on an annual basis of your Fund Value based on the Fund Value as of the date of deduction. The Guarantee Benefit Fee is assessed on a monthly or quarterly basis in arrears by automatically redeeming shares of the Fund (or sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the Fund. Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Fund may affect the Guarantee. Redemption of all your Fund shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of the Fund are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted contribution to the Fund shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of the Fund, other than the redemption of Fund shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, additional purchases of shares of the Fund are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions, as permitted under the terms of the Guarantee. Please see the Guarantee prospectus, disclosure statement or variable annuity prospectus, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on the benefits under your Guarantee and the effect share redemptions may have on your ability to purchase additional shares of the Fund.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, additional purchases of shares of the Fund, other than purchases with dividend and capital gains distributions, are not permitted. Also, initial purchases of shares of the Fund are not permitted once the variable annuity contract owner, IRA owner, or retirement plan participant reaches the age of 85. Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other series of Great-West Funds. The purchase or redemption of shares of the Fund does not affect the Guarantee associated with any other series of Great-West Funds. Likewise, the purchase or redemption of shares of other series of Great-West Funds with which the Guarantee is available does not affect the Guarantee associated with the Fund. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to GWCM or the Fund, so the Guarantee does not guarantee the investment performance of the Fund. Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, for complete information regarding the Guarantee.

Permitted Accounts place orders to purchase and redeem shares of the Fund based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

Please see the Guarantee prospectus, disclosure statement, or variable annuity prospectus, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all your Fund shares would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

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Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Fund. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund through their variable annuity contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

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Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of the Fund.

Share Classes
The Funds have four classes of shares, Institutional Class, Class G, Class G1 and Class L. Each class is identical except that Class G1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Class G, Class G1, and Class L shares have an administrative services fee which is described below.

Class G1 Distribution Plan
The Fund has adopted a distribution or “Rule 12b-1” plan for its Class G1 shares. The plan allows the Class G1 shares of the Fund to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”) for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class G1 shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class G1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Fund). Because these fees are paid out of Class G1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Class G, Class G1 and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating

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conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Class G, G1 and L shares for the past five years, or, if shorter, the period of the such class’s operations. Certain information reflects

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financial results for a single Fund (Class G, Class G1 or Class L) share. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund also include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. The Fund’s web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference

23

Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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Appendix A

Description of Composite Index

The Fund compares its returns to a Composite Index. The Composite Index is derived by applying the Fund’s target asset allocation among the asset classes over time to the results of the following indexes:

•	the S&P 500® Index (large blend) (Fund inception to present);

•	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);

•	the S&P SmallCap 600® Index (small blend) (Fund inception to present);

•	the MSCI EAFE® Index (international large blend) (Fund inception to present);

•	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);

•	the Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and

•	the Barclays Credit 1-3 Year Bond Index (short term bond) (September 20, 2013 to present).

Over time, the Composite Index will change with the Fund’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays Credit 1-3 Year Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

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GREAT-WEST FUNDS, INC.

Great-West SecureFoundation® Lifetime 2015 Fund Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX	Great-West SecureFoundation® Lifetime 2040 Fund Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX
Great-West SecureFoundation® Lifetime 2020 Fund Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX	Great-West SecureFoundation® Lifetime 2045 Fund Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX
Great-West SecureFoundation® Lifetime 2025 Fund Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX	Great-West SecureFoundation® Lifetime 2050 Fund Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX
Great-West SecureFoundation® Lifetime 2030 Fund Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX	Great-West SecureFoundation® Lifetime 2055 Fund Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX
Great-West SecureFoundation® Lifetime 2035 Fund Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX

(the “Fund(s)”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes nine of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. Each Fund operates as a separate mutual fund and has its own investment objectives and strategies. Each Fund has four classes of shares - Institutional Class, Class G, Class G1 and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Funds.
Each Fund provides an asset allocation strategy designed to meet certain investment goals based on an investor’s investment horizon (such as projected retirement date) and personal objectives. Each Fund is a “fund-of-funds” that pursues its investment objective by investing in other mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A

Contract”). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” If you purchase shares of a Fund, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract or a certificate to a group fixed deferred annuity contract issued by GWL&A. The Guarantee provides guaranteed income for the life of a designated person(s), provided all conditions are met. However, the actual date of purchase of the Guarantee will depend on which Fund is selected for investment. For more information, please see the “More Information About the Funds” section of this Prospectus.

Great-West Funds may sell shares of the Funds to insurance company separate accounts for certain variable annuity contracts, to individual retirement account (“IRA”) custodians or trustees, and to plan sponsors of certain qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). Therefore, you cannot purchase shares of the Funds directly; rather you must invest through a Permitted Account that makes one or more of the Funds available for investment.
This Prospectus contains important information about the Funds that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summaries

Great-West SecureFoundation® Lifetime 2015 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2015 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2015 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Under normal conditions, the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	23.9%	Diversified Emerging Markets	2.2%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	10.3%	Intermediate-Term Bond	38.9%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	6.1%	Short-Term Income/Cash	5.1%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	13.5%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

2

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

3

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund.

4

The Fund compares its returns to the 2015 Composite Index. The 2015 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2015 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	8.16%
Worst Quarter	September 2014	-9.29%

Average Annual Total Returns for Periods Ended December 31, 2014

5

	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2015 Fund Class G	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2015 Fund Class G1	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2015 Fund Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
2015 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
2015 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

6

Great-West SecureFoundation® Lifetime 2020 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2020 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

7

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2020 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Under normal conditions, the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s expected target allocation for the various asset classes at its inception, and the Underlying Funds in which the Fund expects to invest at its inception:

Large Blend	23.9%	Diversified Emerging Markets	2.2%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	10.3%	Intermediate-Term Bond	38.9%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	6.1%	Short-Term Income/Cash	5.1%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	13.5%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, add or delete Underlying Funds, or change asset allocations at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

8

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

9

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2020 Composite Index. The 2020 Composite Index is derived by applying the Fund’s target

10

(neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2020 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	7.14%
Worst Quarter	June 2014	-1.82%

Average Annual Total Returns for Periods Ended December 31, 2014

11

	One Year	Since Inception (1/31/2011)
Great-West SecureFoundation® Lifetime 2020 Fund Class G	__%	__%
Great-West SecureFoundation® Lifetime 2020 Fund Class G1	__%	__%
Great-West SecureFoundation® Lifetime 2020 Fund Class L	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%
2020 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

12

Great-West SecureFoundation® Lifetime 2025 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2025 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

13

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2025 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2025, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 55-75% of its net assets in Underlying Funds that invest primarily in equity securities and 25-45% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2015, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2015, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Fund”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	25.4%	Diversified Emerging Markets	2.5%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	10.9%	Intermediate-Term Bond	35.6%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	6.7%	Short-Term Income/Cash	4.2%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	14.7%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

14

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified Fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

15

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small size and medium companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2025 Composite Index. The 2025 Composite Index is derived by applying the Fund’s target

16

(neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2025 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	9.35%
Worst Quarter	September 2014	-11.62%

Average Annual Total Returns for Periods Ended December 31, 2014

17

	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2025 Fund Class G	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2025 Fund Class G1	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2025 Fund Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
2025 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
2025 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

18

Great-West SecureFoundation® Lifetime 2030 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2030 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

19

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2030 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2030, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-85% of its net assets in Underlying Funds that invest primarily in equity securities and 15-35% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2020, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2020, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Fund”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s expected target allocation for the various asset classes at its inception, and the Underlying Funds in which the Fund expects to invest at its inception:

Large Blend	29.3%	Diversified Emerging Markets	3.7%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	12.6%	Intermediate-Term Bond	25.6%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	8.4%	Short-Term Income/Cash	2.2%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	18.2%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

20

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

21

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2030 Composite Index. The 2030 Composite Index is derived by applying the Fund’s target

22

(neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2030 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	9.25%
Worst Quarter	June 2014	-3.14%

Average Annual Total Returns for Periods Ended December 31, 2014

23

	One Year	Since Inception (1/31/2011)
Great-West SecureFoundation® Lifetime 2030 Fund Class G	__%	__%
Great-West SecureFoundation® Lifetime 2030 Fund Class G1	__%	__%
Great-West SecureFoundation® Lifetime 2030 Fund Class L	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%
2030 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

24

Great-West SecureFoundation® Lifetime 2035 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2035 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

25

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2035 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2035, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-30% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2025, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2025, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	32.2%	Diversified Emerging Markets	5.1%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	13.9%	Intermediate-Term Bond	16.5%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	10.0%	Short-Term Income/Cash	0.9%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	21.4%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

26

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

27

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2035 Composite Index. The 2035 Composite Index is derived by applying the Fund’s target

28

(neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2035 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.28%
Worst Quarter	September 2014	-15.27%

Average Annual Total Returns for Periods Ended December 31, 2014

29

	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2035 Fund Class G	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2035 Fund Class G1	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2035 Fund Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
2035 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
2035 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

30

Great-West SecureFoundation® Lifetime 2040 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2040 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

31

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2040 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2040, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-30% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2030, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2030, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Fund”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s expected target allocation for the various asset classes at its inception, and the Underlying Funds in which the Fund expects to invest at its inception:

Large Blend	33.6%	Diversified Emerging Markets	6.4%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	14.3%	Intermediate-Term Bond	10.9%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	11.1%	Short-Term Income/Cash	0.2%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	23.5%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

32

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

33

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2040 Composite Index. The 2040 Composite Index is derived by applying the Fund’s target

34

(neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2040 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	10.91%
Worst Quarter	June 2014	-4.18%

Average Annual Total Returns for Periods Ended December 31, 2014

35

	One Year	Since Inception (1/31/2011)
Great-West SecureFoundation® Lifetime 2040 Fund Class G	__%	__%
Great-West SecureFoundation® Lifetime 2040 Fund Class G1	__%	__%
Great-West SecureFoundation® Lifetime 2040 Fund Class L	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%
2040 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

36

Great-West SecureFoundation® Lifetime 2045 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

37

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2045 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2035, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2035, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	33.0%	Diversified Emerging Markets	7.6%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	14.1%	Intermediate-Term Bond	9.0%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	11.8%	Short-Term Income/Cash	0.0%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	24.5%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

38

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

39

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2045 Composite Index. The 2045 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more

40

information regarding the 2045 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.79%
Worst Quarter	September 2014	-16.46%

Average Annual Total Returns for Periods Ended December 31, 2014

41

	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2045 Fund Class G	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2045 Fund Class G1	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2045 Fund Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
2045 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
2045 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

42

Great-West SecureFoundation® Lifetime 2050 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2050 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

43

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2050 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2050, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2040, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2040, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Fund”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s expected target allocation for the various asset classes at its inception, and the Underlying Funds in which the Fund expects to invest at its inception:

Large Blend	31.9%	Diversified Emerging Markets	8.8%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	13.7%	Intermediate-Term Bond	8.3%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	12.2%	Short-Term Income/Cash	0.0%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	25.1%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

44

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

45

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2050 Composite Index. The 2050 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more

46

information regarding the 2050 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	11.16%
Worst Quarter	June 2014	-4.48%

Average Annual Total Returns for Periods Ended December 31, 2014

47

	One Year	Since Inception (1/31/2011)
Great-West SecureFoundation® Lifetime 2050 Fund Class G	__%	__%
Great-West SecureFoundation® Lifetime 2050 Fund Class G1	__%	__%
Great-West SecureFoundation® Lifetime 2050 Fund Class L	__%	__%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%
2050 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

48

Great-West SecureFoundation® Lifetime 2055 Fund

Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in Underlying Funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the Underlying Funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]
Total Annual Fund Operating Expenses[2]
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West SecureFoundation® Lifetime 2055 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class
Class G
Class G1
Class L

Portfolio Turnover

49

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, 2055 (which is assumed to be at age 65). The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2055, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund is currently expected (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Funds that invest primarily in equity securities and 2-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest in the GWL&A Contract. Over time until 2045, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2045, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Blend	30.8%	Diversified Emerging Markets	10.0%
Great-West S&P 500® Index Fund Initial		Northern Emerging Markets Equity Index
Mid Blend	13.2%	Intermediate-Term Bond	8.0%
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Bond Index Fund Initial
Small Blend	12.5%	Short-Term Income/Cash	0.0%
Great-West S&P Small Cap 600® Index Fund Initial		GWL&A Contract
International Large Blend	25.5%
Great-West International Index Fund Initial

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

50

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

51

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2055 Composite Index. The 2055 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more

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information regarding the 2055 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.96%
Worst Quarter	September 2014	-16.88%

Average Annual Total Returns for Periods Ended December 31, 2014

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	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2055 Fund Class G	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2055 Fund Class G1	__%	__%	__%*
Great-West SecureFoundation® Lifetime 2055 Fund Class L	__%	—	__%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
2055 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
2055 Composite Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%**
*Since inception on November 13, 2009
**Since inception on January 31, 2011

Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

For important information about the purchase and sale of fund shares, tax information and payments to broker-dealers and other financial intermediaries, please see the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Insurers, Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus.

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Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeem shares of the Funds based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Fund shares. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Funds or certain share classes of the Funds may not be offered in your state.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable annuity contract, retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Funds are not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Funds and their related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Funds as underlying investment options in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.

More Information About the Funds

Overview of the Funds
Each Fund is a “fund-of-funds” that pursues its investment objective by investing in the Underlying Funds. The Funds are designed for investors seeking a professionally managed asset allocation program to simplify the accumulation of assets prior to retirement together with the potential benefit of the Guarantee. The Funds strive to provide shareholders with diversification through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds. The intended benefit of diversification across asset classes is to reduce volatility over the long-term.

If you purchase shares of a Fund, you are required to purchase the Guarantee issued by GWL&A. For each Fund, the Guarantee goes into effect (the “Guarantee Trigger Date”) ten years prior to the year designated in the name of the applicable Fund. For example, the Guarantee Trigger Date is January 3, 2045 for the Great-West SecureFoundation Lifetime 2055 Fund. If you purchase shares of a Fund prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Fund.

The Guarantee Benefit Fee will not be higher than 1.50% or lower than 0.70% on an annual basis of the value of your Permitted Account allocated to the applicable Fund (hereinafter “Fund Value”) based on the Fund Value as of the date of deduction. Prior to the Guarantee Trigger Date, the Guarantee Benefit Fee will not be charged. For each Fund, the Guarantee Benefit Fee will begin to be assessed on the Guarantee Trigger Date for that Fund. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Fund Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Fund. The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Fund. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

The redemption or exchange of all your shares of a Fund automatically cancels your Guarantee and all of the benefits of the Guarantee. GWL&A also may terminate the Guarantee under other circumstances. For IRAs, GWL&A issues the Guarantee to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, GWL&A issues the Guarantee to the plan sponsor to provide a lifetime withdrawal benefit for plan participants. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contract to provide a lifetime withdrawal benefit for the variable annuity contract owner. GWL&A does not issue the Guarantee to GWCM or the Funds, so the Guarantee does not guarantee the

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investment performance of any Fund. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

Principal Investment Strategies
The principal investment strategies of the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

Each Fund seeks to achieve its objective by investing in a professionally selected mix of Underlying Funds that is tailored for investors planning to retire in, or close to, the year designated in the name of the Fund (which is assumed to be at age 65). Each Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to the year designated in the name of the Fund, each Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time until the Guarantee Trigger Date, each Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Once a Fund reaches its Guarantee Trigger Date, the asset allocation between equity and fixed income investments is anticipated to become relatively static, subject to any revisions to the asset classes, asset allocations, and Underlying Funds made by GWCM. After its Guarantee Trigger Date, it is anticipated that each Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.

GWCM uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. The first step in GWCM’s process is to determine each Fund’s asset class allocations. GWCM has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to GWCM in connection with the development and periodic review of each Fund’s allocations. However, GWCM ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, GWCM selects the Underlying Funds. GWCM uses its proprietary investment process for selecting the Underlying Funds in which the Funds invest. Most, if not all, of the Underlying Funds in which the Funds invest are Index Funds that are designed to track the performance of a specified securities index. The Funds follow an approach of investing primarily in Index Funds that track indexes for which there is a liquid exchange-traded futures market and, accordingly, are capable of being hedged efficiently by life insurance companies serving the market for guaranteed income benefits.

The following table demonstrates, under normal circumstances, how each Fund currently expects (as of the date of this Prospectus) to allocate among equity and fixed income Underlying Funds. Please note that each Fund’s allocations between equity and fixed income Underlying Funds will change over time as further described in this Prospectus.

Fund	Equity Fund Allocation	Fixed Income Fund Allocation
Great-West SecureFoundation® Lifetime 2015 Fund	50-70%	30-50%
Great-West SecureFoundation® Lifetime 2020 Fund	50-70%	30-50%
Great-West SecureFoundation® Lifetime 2025 Fund	55-75%	25-45%
Great-West SecureFoundation® Lifetime 2030 Fund	65-85%	15-35%
Great-West SecureFoundation® Lifetime 2035 Fund	70-95%	5-30%
Great-West SecureFoundation® Lifetime 2040 Fund	70-95%	5-30%
Great-West SecureFoundation® Lifetime 2045 Fund	75-95%	5-25%
Great-West SecureFoundation® Lifetime 2050 Fund	75-98%	2-25%
Great-West SecureFoundation® Lifetime 2055 Fund	75-98%	2-25%

The following table shows the target allocation for the various asset classes and the Underlying Funds in which each Fund expects to invest as of the date of this Prospectus.

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Asset Class (Underlying Funds)	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund
Large Blend	23.9%	23.9%	25.4%	29.3%	32.2%
Great-West S&P 500® Index Fund Initial
Mid Blend	10.3%	10.3%	10.9%	12.6%	13.9%
Great-West S&P Mid Cap 400® Index Fund Initial
Small Blend	6.1%	6.1%	6.7%	8.4%	10.0%
Great-West S&P Small Cap 600® Index Fund Initial
International Large Blend	13.5%	13.5%	14.7%	18.2%	21.4%
Great-West International Index Fund Initial
Diversified Emerging Markets	2.2%	2.2%	2.5%	3.7%	5.1%
Northern Emerging Markets Equity Index
Intermediate-Term Bond	38.9%	38.9%	35.6%	25.6%	16.5%
Great-West Bond Index Fund Initial
Short-Term Income/Cash	5.1%	5.1%	4.2%	2.2%	0.9%
GWL&A Contract

Asset Class (Underlying Funds)	2040 Fund	2045 Fund	2050 Fund	2055 Fund
Large Blend	33.6%	33.0%	31.9%	30.8%
Great-West S&P 500® Index Fund Initial
Mid Blend	14.3%	14.0%	13.7%	13.2%
Great-West S&P Mid Cap 400® Index Fund Initial
Small Blend	11.1%	11.8%	12.2%	12.5%
Great-West S&P Small Cap 600® Index Fund Initial
International Large Blend	23.5%	24.5%	25.1%	25.5%
Great-West International Index Fund Initial
Diversified Emerging Markets	6.4%	7.6%	8.8%	10.0%
Northern Emerging Markets Equity Index
Intermediate-Term Bond	10.9%	9.0%	8.3%	8.0%
Great-West Bond Index Fund Initial
Short-Term Income/Cash	0.2%	0.0%	0.0%	0.0%
GWL&A Contract

GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM will make changes to these allocations, the Underlying Fund allocations, or the Underlying Funds themselves from time to time as appropriate to the individual strategies of each Fund and in order to help achieve each Fund’s investment objective. GWCM may add or delete asset classes, add or delete Underlying Funds, or change the target allocations at any time without shareholder notice or approval. Accordingly, the Funds will not necessarily invest in the Underlying Funds listed above, and may invest in Underlying Funds not listed above.

Each Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. Changes in Underlying Funds, if deemed necessary by GWCM, will generally be made on the monthly rebalancing date but may be effected over a several week period leading up to or following the rebalancing date. Rebalancing generally involves selling shares of certain Underlying Funds and purchasing shares of other Underlying Funds. As a result of the monthly rebalancing, expenses relating to redemption fees, if applicable, may be incurred by the Fund at the Underlying Fund level.

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The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Each Fund may also invest in the GWL&A Contract for allocations to the short-term income/cash asset class. If a Fund invests in the GWL&A Contract, the GWL&A Contract also is considered an Underlying Fund. The GWL&A Contract has a stable principal value and will pay each Fund holding a contract a fixed rate of interest. GWL&A calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). The rate paid by the GWL&A Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Because of the guaranteed interest rates provided under the GWL&A Contract, the Funds holding a contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Fund’s performance may be adversely affected by its investment in the GWL&A Contract, GWCM believes that the stable nature of the GWL&A Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. GWL&A could decide to stop offering the GWL&A Contract in its current form, or not offer any fixed interest contracts at all. As a result of investments in the GWL&A Contract, the Funds are exposed to the risk of unanticipated industry conditions as well as risks specific to GWL&A. If GWL&A were to become insolvent, the GWL&A Contract would be settled commensurate with other GWL&A policy holder obligations. It is important to note that only the Funds holding the GWL&A Contract are entitled to the contract’s guarantee of principal amount and minimum interest rate. Shareholders, as investors in a Fund, are not entitled to the guarantee of principal amount and minimum interest rate. Neither the Fund, GWCM, GWL&A nor any of their affiliates guarantee the Funds’ performance or that the Funds will provide a certain level of income.

The Underlying Funds may include mutual funds that are directly advised by GWCM, mutual funds that are sub-advised by unaffiliated sub-advisers retained by GWCM, mutual funds that are advised by an affiliate of GWCM, and mutual funds that are advised by unaffiliated investment advisers.

The following chart illustrates the Funds’ target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Funds’ neutral allocations (without any tactical adjustments by GWCM). The Funds’ actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

In pursuing each Fund’s investment objective, GWCM has considerable discretion with respect to the use of investments and investment strategies, which means that GWCM can decide whether to use them or not.

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Each Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by Great-West Funds’ Board of Directors without shareholder approval.

Additional Information About Underlying Fund Investment Strategies
By owning shares of Underlying Funds, each of the Funds indirectly invests, to varying degrees, in securities held by the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolios, including, without limitation U.S. and foreign equity securities (including those from emerging markets), U.S. fixed income securities, derivatives, and short-term investments. The following section provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Statement of Additional Information (“SAI”), which is available upon request. Information regarding the Underlying Funds is available in the applicable Underlying Fund’s prospectus and statement of additional information. This Prospectus is not an offer for any of the Underlying Funds. The prospectus and statement of additional information for each of the Underlying Funds is available on the SEC’s website at http://www.sec.gov.

Equity Securities
Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000 Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause an Underlying Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Fixed income Securities
Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

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Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Foreign Securities
Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause an Underlying Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject an Underlying Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay an Underlying Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Funds Designed to Track a Benchmark Index
Certain of the Underlying Funds are not actively managed, but are designed to track the performance of specified benchmarks (sometimes referred to in this Prospectus as “Index Funds”).
Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed funds. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed funds, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of an Index Fund will generally decline when the performance of its benchmark index declines. Because each Index Fund may track an index before fees and expenses, the Index Fund may not purchase other securities that may help offset declines in an index. In addition, because an Index Fund may not hold all issues included in an index, may not always be fully invested, and bears management fees and other expenses and transaction costs in trading securities, the performance of an Index Fund may fail to match the performance of its benchmark index, after taking expenses into account. It is not possible to invest directly in an index.

Derivatives
Certain of the Underlying Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject an Underlying Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

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Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, an Underlying Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, an Underlying Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by an Underlying Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the adviser or sub-adviser of an Underlying Fund judges market conditions incorrectly or employs a strategy that does not correlate well with an Underlying Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for an Underlying Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
Each Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include: Treasury bills and notes, which are securities issued by the U.S. Government; commercial paper, which is a promissory note issued by a company; bankers’ acceptances; which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of the Underlying Funds’ shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Principal Investment Risks
The principal investment risks associated with investing in the Funds are summarized in the “Fund Summaries” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Fund-of-Funds Structure Risk

•
Since the Funds invest directly in the Underlying Funds, all risks associated with the Underlying Funds apply to the Funds. To the extent a Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

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•
Changes in the net asset values of each Underlying Fund affect the net asset values of the Funds. As a result, over the long-term the Funds’ ability to meet their investment objectives will depend on the ability of the Underlying Funds to meet their own investment objectives.

•
The Underlying Funds will not necessarily make consistent investment decisions. One Underlying Fund may buy the same security that another Underlying Fund is selling. You would indirectly bear the costs of both trades.

•
Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly your proportionate share of expenses of the Underlying Funds. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying Funds.

•
The ability of the Funds to achieve their investment objectives depends on GWCM’s skill in selecting the asset classes and the mix of Underlying Funds. There is the risk that GWCM’s evaluations and assumptions regarding the asset classes and Underlying Funds may be incorrect in view of actual market conditions.

•
The Funds are classified as non-diversified under the 1940 Act, which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds. As a result, the Funds’ securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund. However, the Underlying Funds (other than the GWL&A Contract) themselves are diversified investment companies.

•
GWCM may be subject to potential conflicts of interest in the selection of Underlying Funds and allocation of the Funds’ investments among the Underlying Funds. GWCM is subject to conflicts of interest because GWCM (or one of its affiliates) serves as investment adviser to certain of the Underlying Funds, and because the fees paid to GWCM (or its affiliates) by certain of the Underlying Funds (or their affiliates) may be higher than fees paid by other of the Underlying Funds and the Funds. Other funds with similar investment objectives may perform better or worse than the Underlying Funds.

•
From time to time, one or more of the Underlying Funds may experience relatively large purchases or redemptions due to reallocations or rebalancing of the assets of funds that invest in the Underlying Funds. These large purchases or redemptions could affect the performance of the Underlying Funds and, therefore, the performance of the Funds.

Single Issuer Risk - The GWL&A Contract in which the Funds may invest has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by GLW&A regardless of market conditions. However, if GWL&A becomes unable to meet this guarantee, a Fund that invests in the GWL&A Contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. The Underlying Funds accrue additional expenses when engaging in currency exchange transactions, and valuation of the Underlying Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivatives Risk - Underlying Funds may, but need not, use derivatives. A derivative contract would obligate or entitle an Underlying Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on an Underlying Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

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Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Equity Securities Risk - The Underlying Funds’ investments in equity securities will be subject to the risks associated with common stocks and other equity investments. The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The more the Funds allocate to Underlying Funds that invest in equity securities, the greater the expected risk.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject Underlying Funds to greater risk of potential loss than U.S. securities. Foreign counties may prevent or delay an Underlying Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in an Underlying Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of an Underlying Fund’s investments and investment performance may also be more volatile when the Underlying Fund concentrates its investments in certain countries, especially emerging markets countries.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a security can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time. When an Underlying Fund invests in non-investment grade fixed income securities, small-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions,

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and could underperform returns of smaller companies. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking a Benchmark Index Risk - Most, if not all, of the Underlying Funds in which the Funds invests are Index Funds. Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. It is possible that an Index Fund could have poor investment results even if it is tracking closely the return of the benchmark index, because the adverse performance of a particular security in the index normally will not result in eliminating the security from the Index Fund. In addition, several factors will affect an Index Fund’s ability to precisely track the performance of its benchmark index. For example, unlike the index, which is an unmanaged group of securities, Index Funds have operating fees and expenses (for example, management fees) that will reduce the Index Funds' total return. In addition, an Index Fund may own less than all the securities of its benchmark index, which also may cause a variance between the performance of the Index Fund and its benchmark index.

You should be aware that the Funds are not intended to provide a complete solution to your investment or retirement needs. If you intend to invest in a Fund in connection with your retirement, you should consider many factors including your projected retirement date, your projected financial needs, and your other sources of income.

Risks Associated with the Guarantee
In addition to risks related to the Funds, investors who allocate account value to the Funds will be subject to certain risks associated with the Guarantee, which are described in more detail in the Guarantee prospectus or disclosure statement, as applicable, and include, but are not limited to, the following:

*
Depending on your pattern of share redemptions, your lifespan and the applicable Fund’s investment performance, and other variables, there is a possibility that no benefits may be payable under the Guarantee.

*
The exchange or redemption of Fund shares negatively affects the account value to which the Guarantee applies. Therefore, exchanges or redemptions of Fund shares adversely affect the benefit under the Guarantee.

*
The Guarantee is currently only available to owners of variable annuity contracts, IRA custodians or trustees, and to plan sponsors of certain retirement plans. You may lose the benefit of the Guarantee if, for example, the annuity contract pursuant to which the Guarantee is issued terminates, your IRA terminates, you change your IRA provider, you change your retirement plan record keeper, or the sponsor of your retirement plan makes changes to the contract, the plan or the plan’s record keeper.

*
GWL&A reserves the right to change the Guarantee Benefit Fee up to a maximum annual rate of 1.5% of the Fund Value upon 30 days written notice. GWL&A also reserves the right to change the frequency of deduction of the Guarantee Benefit Fee upon 30 days written notice.

*
The Guarantee may be terminated under certain circumstances unrelated to any action or inaction by you, including, without limitation, if the Fund becomes ineligible or is liquidated, or if GWL&A does not receive the Guarantee Benefit Fee. If the Guarantee is terminated, GWL&A will not refund your Guarantee Benefit Fee.

*
If GWL&A determines that the Fund is ineligible, you would be required to transfer to another eligible fund which may have higher fees and charges and different objective/strategies, and may result in an increase in the Guarantee Benefit Fee.

*	Any payments under the Guarantee depend on GWL&A’s long-term ability to make such payments. Neither Great-West Funds nor the Funds are responsible for any payments under the Guarantee.

*	There may be tax consequences associated with the Guarantee.

For additional information regarding the Guarantee, please see the Guarantee prospectus or disclosure statement, as applicable.

Other Risk Factors Associated with the Funds
As a mutual fund, the Funds are subject to market risk. The value of each Fund’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Underlying Funds.

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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This environment could make identifying investment risks and opportunities especially difficult and whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of an Underlying Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Funds or any Underlying Funds will achieve their objectives. The Funds should not be considered to be a complete solution to the retirement needs of investors. You should consider your own investment objectives and tolerance for risk, what your retirement needs will be, as well as your other investments when deciding whether to purchase shares of any Fund.

A complete listing of the Funds’ investment limitations and more detailed information about their investment policies and practices are contained in the SAI.

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

More Information About the Funds’ Fees and Expenses
The expenses shown in each Fund’s table of Annual Fund Operating Expenses are for the fiscal period ended December 31, 2013. The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Fund’s assets among Underlying Funds and the actual expenses of the Underlying Funds.

With respect to each Fund, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Funds. Since the Funds pursue their investment objectives by investing in Underlying Funds, you will bear your proportionate share of the expenses of the applicable Fund and indirectly, your proportionate share of the expenses (including management fees) of the Underlying Funds. You may indirectly bear expenses paid by the Underlying Funds related to the distribution of such shares. However, not all of the Underlying Funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Funds or the potential benefit of the Guarantee that is available in connection with the purchase of shares of the Funds.

Underlying Funds may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing such shares. However, purchases of shares by the Funds would remain subject to any redemption fees, exchange fees, or administrative fees associated with the particular class of shares. The Funds also would remain subject to any distribution (Rule 12b-1) fees associated with shares of Underlying Funds. The Funds will not invest in shares of Underlying Funds that are sold with a contingent deferred sales charge.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Funds. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

The Fund is managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, is the Chairperson of the Asset Allocation Committee and has managed the Funds since 2014. In addition to the Funds, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

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S. Mark Corbett, CFA, Executive Vice President and Global Chief Investment Officer, has managed the Funds since 2009. In addition to the Funds, Mr. Corbett manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Prior to joining GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. Mr. Corbett received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. Corbett is also a Chartered Accountant.

David McLeod, Senior Vice President & Managing Director, has managed the Funds since 2014. In addition to the Funds, Mr. McLeod manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. McLeod joined GWL&A in 1986. Mr. McLeod received a Bachelor of Commerce in accounting and finance, with honors, from the University of Manitoba. Mr. McLeod also has a Certified Management Accountant designation.

Jonathan Kreider, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Kreider manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. Kreider was previously a Management Consulting Associate at JDL Consultants, LLC from 2010-2012, and a Senior Research Analyst at Lipper, Inc. from 2005-2010. Mr. Kreider received a B.S. in finance and an M.B.A. from the University of Colorado.

Thone Gdovin, CFA, Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, other Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Andrew Corwin, Assistant Portfolio Manager, has managed the Funds since 2014. In addition to the Funds, Mr. Corwin manages the Great-West Profile I and II Funds, Great-West Lifetime Funds and other Great-West SecureFoundation Funds. Mr. Corwin was previously an Investment Analyst and Investment Consultant at Strategies, LLC from 2009-2011. Mr. Corwin received a B.S. in business administration with an emphasis in finance as well as a minor in mathematics from the University of Colorado.

Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the applicable Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act with regard to Class G1 and Class L shares, all administrative services fees with respect to Class G, Class G1 an Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Funds
Shares of the Funds are not for sale directly to the public. Currently, Great-West Funds may sell shares of the Funds to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging a Fund’s shares is the net asset value of that Fund. Each Fund’s net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that a Fund’s (or Underlying Fund’s) assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s (or Underlying Fund’s) assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s (or Underlying Fund’s) assets may not occur on days when

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Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

Each Fund values its shares of the Underlying Funds at the Underlying Fund's respective net asset value, and values its other assets at current market prices where current market prices are readily available. When a determination is made that current market prices or Underlying Fund net asset values are not readily available, each Fund values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because each Fund is primarily invested in shares of Underlying Funds, each Fund’s net asset value is based primarily on the net asset value of the Underlying Funds in which it invests. The prospectuses for the Underlying Funds explain how the Underlying Funds calculate net asset value, and the circumstances under which the Underlying Funds may use fair value pricing.

Purchasing and Redeeming Shares
If you purchase shares of a Fund, you are required to purchase the Guarantee. However, the Guarantee does not go into effect until the Guarantee Trigger Date applicable to that Fund. If you purchase shares of a Fund prior to the applicable Guarantee Trigger Date, you will not be deemed to have purchased the Guarantee until the Guarantee Trigger Date for that Fund. All share purchase and redemption policies described herein are subject to the administrative rules under the Guarantee, which are outlined in the Guarantee prospectus or disclosure statement, as applicable.

The Guarantee Benefit Fee will not be higher than 1.50% or lower than 0.70% on an annual basis of your Fund Value based on the Fund Value as of the date of deduction. The Guarantee Benefit Fee is equal to 1/12 of the current annual fee multiplied by your Fund Value. The Guarantee Benefit Fee is assessed monthly in arrears by automatically redeeming shares of the Fund (or sub-account units in the case of a variable annuity contract). The Guarantee Benefit Fee is in addition to the fees and expenses of the applicable Fund. Please refer to the Guarantee prospectus or disclosure statement, as applicable, for detailed information regarding the Guarantee Benefit Fee, the frequency of deduction thereof, and eligibility criteria.

It is important for you to understand how the Guarantee works. Redemptions from the Fund may affect the Guarantee. Redemption of all your Fund shares would generally result in the cancellation of the Guarantee and all of the benefits of the Guarantee. Following cancellation of the Guarantee, additional purchases of shares of a Fund are not permitted for a period of 90 days following the cancellation. After cancellation of the Guarantee, any accepted purchase of a Fund shall be deemed to be a re-election of the Guarantee. In addition, following the redemption of any shares of a Fund, other than the redemption of Fund shares to pay the Guarantee Benefit Fee or other permitted fees or taxes as described in the Guarantee prospectus or disclosures statement, as applicable, additional purchases of shares of a Fund are not permitted for a period of 90 days following the redemption. The foregoing restriction does not apply to automatic payroll contributions, qualified rollovers, loan repayments, or additional purchases with dividend and capital gains distributions, as permitted under the terms of the Guarantee. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including the effect share redemptions may have on your benefits under the Guarantee and the effect share redemptions may have on your ability to purchase additional shares of a Fund.

Once you begin making Guaranteed Annual Withdrawals, as defined in the Guarantee prospectus or disclosure statement, as applicable, additional purchases of shares of a Fund, other than purchases with dividend and capital gains distributions, are not permitted. Also, initial purchases of shares of a Fund are not permitted once the variable annuity contract owner, IRA owner, or retirement plan participant reaches the age of 85. Please see the Guarantee prospectus or disclosure statement, as applicable, for detailed information about the Guarantee, including restrictions on purchases.

The Guarantee may be available with other series of Great-West Funds. The purchase or redemption of shares of a Fund does not affect the Guarantee associated with any other series of Great-West Funds. Likewise, the purchase or redemption of shares of other series of Great-West Funds with which the Guarantee is available does not affect the Guarantee associated with a Fund. For variable annuity contracts, the Guarantee is issued as a rider to the variable annuity contracts to provide a lifetime withdrawal benefit for the variable annuity contract owner. For IRAs, the Guarantee is issued to IRA custodians or trustees to provide a lifetime withdrawal benefit for IRA owners. For retirement plans, the Guarantee is issued to the plan sponsor or plan trustee to provide a lifetime withdrawal benefit for plan participants. The Guarantee is not issued to GWCM or the Funds, so the Guarantee does not guarantee the investment performance of any Fund. Please see the Guarantee prospectus or disclosure statement, as applicable, for complete information regarding the Guarantee.

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Permitted Accounts place orders to purchase and redeem shares of the Funds based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Funds. The Funds may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Funds do not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Funds on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Funds.

Please see the Guarantee prospectus or disclosure statement, as applicable, with respect to the effect redemptions or exchanges may have on the benefits under your Guarantee. The redemption or exchange of all shares of a Fund would generally result in the cancellation of the Guarantee and all the benefits of the Guarantee.

A Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
Each Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. Each Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Shares of the Funds
The Funds are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Funds. (As used in this section, “shareholders” include individual holders of variable annuity contracts investing in the Fund through subaccount units, IRA owners and other retirement plan participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded,

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or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Funds that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into a Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if a Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Funds or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Funds do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Funds may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

The practices and policies described above relate only to deterring and curtailing market timing in the Funds. The prospectuses for the Underlying Funds explain the Underlying Funds’ policies and procedures related to excessive trading and market timing of the shares of the Underlying Funds.

Federal Income Tax Consequences
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. Each Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

If a Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if a Fund fails to qualify as a regulated investment company, owners of variable annuity contracts who have indirectly invested in the Fund through their variable annuity contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

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The tax consequences of your investment in the Funds depend on the provisions of the Permitted Account through which you invest in the Funds. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by an Underlying Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Underlying Fund’s return on such foreign securities, which will reduce the return of any Fund that invests in the Underlying Fund.

Share Classes
The Funds have four classes of shares, Institutional Class, Class G, Class G1 and Class L. Each class is identical except that Class G1 and Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Class G, Class G1, Class L shares have an administrative services fee which is described below.

Class G1 Distribution Plan
The Funds have adopted a distribution or “Rule 12b-1” plan for their Class G1 shares. The plan allows the Class G1 shares of the Funds to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class G1 shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the Fund). Because these fees are paid out of Class G1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class L Distribution and Service Plan
The Funds have adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. Such fees may be spent by the Distributor on any activities or expenses primarily intended to result in the sales of Class L shares of the Funds and/or for providing or arranging for the provision of services to the Funds’ Class L shareholders.

The distribution plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Class T, Class T1 and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the

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GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Funds attributable certain Permitted Account. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Funds instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports

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The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of each Fund’s performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of each Fund’s Class G, G1 and L shares for the past five years, or, if shorter, the period of the such class’s operations. Certain information reflects financial results for a single Fund (Class G, Class G1 or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ Annual Report, which is available upon request.

Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Funds. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Funds’ investments will be available in the Annual and Semi-Annual Reports to shareholders for the Funds. In the Annual Report for the Funds, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Semi-Annual Reports for the Funds include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Funds, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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Appendix A

Description of Composite Indexes

Each Fund compares its returns to a Composite Index. The Composite Index is derived by applying each Fund’s target asset allocation among the asset classes over time to the results of the following indexes:

•	the S&P 500® Index (large blend) (Fund inception to present);

•	the S&P MidCap 400® Index (mid blend) (April 29, 2011 to present);

•	the S&P SmallCap 600® Index (small blend) (Fund inception to present);

•	the MSCI EAFE® Index (international large blend) (Fund inception to present);

•	the MSCI Emerging Markets Index (diversified emerging markets) (July 20, 2011 to present);

•	the Barclays U.S. Aggregate Bond Index (intermediate term bond) (Fund inception to present); and

•	the Barclays Credit 1-3 Year Bond Index (short term bond) (Fund inception to present).

Over time, the Composite Indexes will change with each Fund’s target asset allocation. When the Composite Index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite Index performance for periods prior to the change is not recalculated or restated based on the Composite Index’s new allocation but rather reflects the Composite Index’s actual allocation during that period.

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market.

The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE® Index consisted of 21 developed market country indices.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade bond market, including corporate, government and mortgage-backed securities.

The Barclays Credit 1-3 Year Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

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GREAT-WEST FUNDS, INC.

Great-West Short Duration Bond Fund
Initial Class Ticker: MXSDX
Class L Ticker: MXTDX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund will select securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories, including U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, and corporate bonds. The Fund will maintain an average duration between one and three years based on the portfolio managers’ forecast for interest rates. The Fund may invest up to 20% its net assets in securities of below investment grade quality (“high yield-high risk” or “junk”) bonds. For purposes of pursuing its investment goals, the Fund may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

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Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

High Yield Securities Risk - Below investment grade ("high yield/high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2009	3.57%
Worst Quarter

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	—	__%*
Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays 1-3 Year Credit Bond Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%*
*Since inception on October 15, 2012

Investment Adviser
GWCM

Portfolio Managers

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Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2003
Thone Gdovin, CFA	Portfolio Manager	2013
Sam Moyn	Assistant Portfolio Manager	2013
Kiva Patten	Assistant Portfolio Manager	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments
The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated

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securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the portfolio managers judge market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

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U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

High Yield Securities Risk - Below investment grade ("high yield/high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

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Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. Government has provided financial support to GSEs, but there can be no assurance that it will support these or other GSEs in the future.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Benchmark Index
The Fund’s benchmark index is the Barclays 1-3 Year Credit Bond Index. The Barclays 1-3 Year Credit Bond Index is a subset of the Barclays Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate fixed income securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, has managed the Fund since 2003. In addition to the Fund, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

Thone Gdovin, CFA, Portfolio Manager, has managed the Fund since 2013. In addition to the Fund, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Sam Moyn, Assistant Portfolio Manager, has managed the Fund since 2013. Mr. Moyn joined GWL&A in 2000. In addition to the Fund, Mr. Moyn manages the Great-West Bond Index Fund, Great-West U.S. Government Mortgage Securities Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Moyn received a B.A. in business administration with an emphasis on finance and an M.B.A. from the University of Colorado.

Kiva Patten, Assistant Portfolio Manager, has managed the Fund since 2014. Prior to joining GWL&A in 2013, Mr. Patten was a Director at Merrill Lynch from 1999 to 2011. In addition to the Fund, Mr. Patten manages the Great-West Bond Index Fund, Great-West U.S. Government Mortgage Securities Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Patten received a B.S. in economics and management science from the State University College at Cortland.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Fund

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Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at the net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

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Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your

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return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative

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or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class or Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financials.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

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You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Small Cap Growth Fund
Initial Class Ticker: MXSGX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1 Other expenses are estimated for Institutional Class and Class L shares because the class has not yet commenced operations.
2 GWCM has contractually agreed to pay expenses that exceed 0.75%of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the

1

time of purchase, or if not included in that index, have market capitalizations of $__ billion or below at the time of purchase. When consistent with the Fund’s investment objectives and investment strategies, the Fund will invest up to 25% of its net assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

The Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they: are determined to be in the developing stages of their life cycle; and have demonstrated, or are expected to achieve, long-term earnings growth.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - Returns from small- or mid-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year.  Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.
Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	18.90%
Worst Quarter	December 2008	-28.71%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Silvant Capital Management, LLC (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Christopher D. Guinther	Lead Portfolio Manager	2007
Michael A. Sansoterra	Senior Portfolio Manager	2007
Joe E. Ransom, CFA	Senior Portfolio Manager	2011
Sandeep Bhatia, Ph.D., CFA	Senior Portfolio Manager	2011

Purchase and Sale of Fund Shares

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Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive

4

or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities,

5

it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Depository Receipts Risk - Depository receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depository receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depository receipts are usually subject to a fee charged by the depository. Holders of depository receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depository receipts because such restrictions may limit the ability to convert equity shares into depository receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depository receipts.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - There is a possibility that returns from small- or mid-capitalization stocks and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Because small and medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small and medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund

6

is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark is the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price/book value ratios and higher forecasted growth rates. Russell 2000® is a registered trademark of Russell Investments.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.75% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Silvant Capital Management, LLC (“Silvant”) is a Delaware limited liability company and a wholly owned subsidiary of Ridgeworth Capital Management, Inc., a money management holding company and is a majority owned subsidiary of SunTrust Banks, Inc.* Silvant is registered as an investment adviser with the SEC. Its principal business address is 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

*Reflects current organizational structure. Certain employees of RidgeWorth Capital Management, Inc. and its wholly-owned boutiques, including Silvant Capital Management, LLC, in partnership with affiliated funds of Lightyear Capital LLC, primarily a financial services private equity firm, propose to acquire SunTrust Bank, Inc.’s shareholding in RidgeWorth Capital Management, Inc.  This transaction is expected to close during the second quarter of 2014.

Christopher D. Guinther serves as President and Chief Investment Officer of Silvant.  He is the lead portfolio manager on the Small Cap Growth discipline and is also a senior portfolio manager on the Large Cap Growth, Large Cap Core Growth, and the Select Large Cap Growth disciplines.  Prior to joining Silvant, Mr. Guinther was with Northern Trust Global Investors as a Senior Vice President and Institutional Small Cap Growth Portfolio Manager.  Previously, he worked as a Small Cap Growth Portfolio Manager with both Principal Global Investors and Banc One Investment Advisors.  He earned his Bachelor of Business Administration in Finance from Ohio University (1992), where he graduated with honors.  He has over 20 years of investment experience.

Michael A. Sansoterra is the lead portfolio manager on the Large Cap Growth discipline.  He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, and the Small Cap Growth disciplines.  Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007.  Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company.  He earned his B.S. in Economics from The University of Michigan (1994) and has over 17 years of investment experience.

Joe E. Ransom, CFA, is the lead portfolio manager on the Select Large Cap Growth and Large Cap Core Growth disciplines and a senior portfolio manager on the Large Cap Growth and Small Cap Growth disciplines.  He began his career at SunTrust Banks, Inc and led the research team as Associate Director of Investment Research from 1984 to 1990.  In 1990, Mr. Ransom became President and Chief Investment Officer of a start-up investment management firm, Precision Asset Management.  He returned to Silvant (formerly Trusco Capital) in 1997 as Portfolio Manager for the Large Cap Core Growth discipline.  He earned his B.A. in Finance from Clark-Atlanta University (1972) and his M.B.A. from Georgia State University (1974) and has over 41 years of investment experience.

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Sandeep Bhatia, Ph.D., CFA, serves as a sector portfolio manager of Silvant with healthcare sector responsibilities.  He is also a senior portfolio manager on the Select Large Cap Growth, Large Cap Core Growth, Large Cap Growth and the Small Cap Growth disciplines. Prior to joining Silvant, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from March 2005 through March 2007.  Previously, he worked as a sell-side Senior Equity Research Analyst in the healthcare sector at Piper Jaffray and as an Equity Research Analyst at Dain Rauscher Wessels. He earned his Ph.D. in Chemical Engineering from Iowa State University (1993) and his M.B.A. from the University of Chicago (2000) with concentration in Finance.  He has over 13 years of investment experience.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated (referred to as time zone arbitrage). Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their

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trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder;

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(2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

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Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Stock Index Fund
Initial Class Ticker: MXSIX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s (“S&P”) 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market (the “Benchmark Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in its Benchmark Index. The Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the Benchmark Index in as close as possible a proportion of the Fund as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the Benchmark Index and options on futures contracts, and exchange-traded funds that seek to track the Benchmark Index.

The Benchmark Index is the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization.

Principal Investment Risks

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The following is a summary of the principal investment risks of investing in the Fund:

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Exchange-Traded Funds (“ETFs”) Risk - An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. Lack of liquidity in an ETF could result in it being more volatile.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole.

Investment Style Risk - There is a possibility that returns from mid- or large-capitalization stocks will trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

Tracking Error Risk - The Fund may not be able to precisely track the performance of the Benchmark Index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund. The Composite Index reflects the performance of the S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	June 2009	16.11%
Worst Quarter	December 2008	-22.33%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Mellon Capital Management Corporation (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management	2009
Richard A. Brown, CFA	Director, Senior Portfolio Manager, Team Leader	2009
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader	2009

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

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The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Medium Size Companies
The Fund invests in medium size companies as part of its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in medium size companies.

The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or

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accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about smaller or unseasoned companies.

Tracking a Benchmark Index
The Fund is not actively managed, but is designed to track the performance of its Benchmark Index (sometimes referred to in this Prospectus as an “Index Fund”).
Advantages of Index Funds
Index Funds typically have the following characteristics:

•	Variety of investments. Index Funds generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Funds usually do not perform dramatically better or worse than their benchmarks.

•
Low cost. Index Funds are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Funds have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Funds may pay out higher-than-expected taxable distributions. This is because Index Funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Fund to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Risks of Index Funds
The value of the Fund will generally decline when the performance of its Benchmark Index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the performance of the Fund may fail to match the performance of its Benchmark Index, after taking expenses into account. It is not possible to invest directly in an index.

Standard & Poor’s®, S&P®, S&P 500® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). “S&P MidCap 400®” and S&P 500® are products of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by GWCM. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® or the S&P MidCap 400® to track general market performance. S&P Dow Jones Indices’ only relationship to GWCM with respect to the S&P 500® and the S&P MidCap 400® is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The S&P 500® and the S&P MidCap 400® are determined, composed and calculated by S&P Dow Jones Indices without regard to GWCM or the Fund. S&P Dow Jones Indices have no obligation to take the needs of GWCM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® or the S&P MidCap 400®. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500® or the S&P MidCap 400® will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR THE S&P MIDCAP 400® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GWCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR THE S&P MIDCAP 400® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GWCM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies

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The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

ETFs Risk - An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. An Index Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests.

Index Risk - It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Fund could have poor investment results even if it is tracking closely the return of the Benchmark Index, because the adverse performance of a particular stock normally will not result in eliminating the stock from the Fund. The Fund will remain invested in stocks even when stock prices are generally falling.

Investment Style Risk - There is a possibility that returns from mid- or large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there

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is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Tracking Error Risk - Several factors will affect the Fund’s ability to precisely track the performance of the Benchmark Index. For example, unlike the Benchmark Index, which is an unmanaged group of securities, the Fund has a management fee that will reduce the Fund’s total return. In addition, the Fund may own less than all the securities of the Benchmark Index, which also may cause a variance between the performance of the Fund and the Benchmark Index.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan ad

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opted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Mellon Capital Management Corporation (“Mellon Capital”) is a separately identifiable subsidiary of The Bank of New York Mellon Corporation and is registered as an investment adviser with the SEC. Mellon Capital’s principal business address is 50 Fremont Street, San Francisco, California 94105.

The Mellon Capital Equity Indexing Team manages the Fund. The team is comprised of Karen Q. Wong, Richard A. Brown, and Thomas J. Durante.

Ms. Karen Q. Wong, CFA, is a Managing Director, Head of Equity Portfolio Management, with 14 years at Mellon Capital. Prior to joining Mellon Capital, Ms. Wong worked as a security analyst at Redwood Securities. She graduated with a B.S. from San Francisco State University, and obtained an M.B.A. from San Francisco State University.

Mr. Richard A. Brown, CFA, is a Director, Senior Portfolio Manager, Team Leader, with 18 years at Mellon Capital. He obtained an M.B.A. from California State University at Hayward.

Mr. Thomas J. Durante, CFA, is a Managing Director, Senior Portfolio Manager, with 14 years at Mellon Capital. Prior to joining Mellon Capital, he worked in the fund accounting department for Dreyfus. He graduated with a B.A. from Fairfield University.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Legal Proceedings
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado. These lawsuits were consolidated with others into an action pending in the U.S. District Court for the Southern District of New York. The Fund has been named as a defendant in this action. The plaintiffs in these lawsuits seek to recover amounts paid to Tribune shareholders in

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connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. During 2013, the Court granted a motion to dismiss the claims brought by the secured creditors. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. The unsecured creditors matter is still pending in the Southern District of New York.

The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

As of December 31, 2014, the Fund had total net assets of $___. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $83,232.

A lawsuit has been filed relating to the Fund’s previous investments in LyondellBasell Finance Company in connection with its 2009 Chapter 11 bankruptcy proceeding. The lawsuit stems from a 2007 leveraged buyout of Lyondell Chemical Company by Basell AF S.C.A. On December 19, 2011, the Fund was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by Edward S. Weisfelner, as Trustee of the LB Creditor Trust in the U.S. Bankruptcy Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to Lyondell Chemical Company shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuit alleges no misconduct by the Fund, and the Fund intends to vigorously defend itself in the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

As of December 31, 2014, the Fund had total net assets of $___. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $398,688.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any time when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method

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that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the

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shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

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Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West T. Rowe Price Equity Income Fund
Initial Class Ticker: MXEQX
Class L Ticker: MXTQX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks substantial dividend income and also long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1All Other Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2GWCM has contractually agreed to pay expenses that exceed 0.60% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong record of paying dividends or that are believed to be undervalued.

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The Fund will emphasize companies that appear to be undervalued by various measures with favorable prospects for increasing dividend income and capital appreciation.

The Fund will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Investment Style Risk - Returns from large-capitalization stocks and/or value stocks may trail returns from the overall stock market. The Fund’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

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Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	19.57%
Worst Quarter	December 2008	-22.42%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	—	__%*
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%*
*Since inception on July 29, 2011

Investment Adviser
GWCM

Sub-Adviser
T. Rowe Price Associates, Inc. (the “Sub-Adviser”)

Portfolio Manager
Brian C. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price, and President of the T. Rowe Price Equity Income Fund. Mr. Rogers has managed the Fund since 1994.

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information

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concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong record of paying dividends or that are believed to be undervalued.

The Fund will emphasize companies that appear to be undervalued by various measures with favorable prospects for increasing dividend income and capital appreciation.

The Fund will invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other positive financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that the yield on the Fund’s securities generally exceeds the yield on the Fund’s benchmark. In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s

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securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond

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issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

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Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Investment Style Risk - There is a possibility that returns from large-capitalization stocks and/or value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. The Fund’s emphasis on stocks of established companies paying high dividends may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Underlying Fund Risk
Certain asset allocation funds that are series of the Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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There is no guarantee that the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Standard & Poor’s (“S&P”) 500 Index. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely regarded as the best single gauge of the large cap U.S. equities market. S&P 500® is a registered trademark of Standard & Poor’s.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.60% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and

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furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Fund is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1979.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.

Legal Proceedings
Several lawsuits have been filed relating to the Fund’s previous investments in Tribune Company in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The lawsuits stem from a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. On December 7, 2010, Great-West Funds was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware. On September 20, 2011, Great-West Funds was named as a defendant and a putative defendant class member in a lawsuit filed by the indenture trustees of certain secured creditors of Tribune Company in the U.S. District Court for the District of Colorado. These lawsuits were consolidated with others into an action pending in the U.S. District Court for the Southern District of New York. The Fund was also named as a defendant in this lawsuit. The plaintiffs in these lawsuits seek to recover amounts paid to Tribune shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. During 2013, the Court granted a motion to dismiss the claims brought by the secured creditors. That matter was immediately appealed to the United States Court of Appeals for the Second Circuit. The unsecured creditors matter is still pending in the Southern District of New York.

The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

As of December 31, 2014, the Fund had total net assets of $__. The value of the proceeds received by the Fund in connection with the leveraged buyout was approximately $14,059,000.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

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We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded,

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or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes

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Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources

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(not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class and Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read
and retained for future reference.

14

GREAT-WEST FUNDS, INC.

Great-West T. Rowe Price Mid Cap Growth Fund
Initial Class Ticker: MXMGX
Class L Ticker: MXTMX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodian or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses[1]
Other Expenses
Total Annual Fund Operating Expenses[2]
1All Other Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
2GWCM has contractually agreed to pay expenses that exceed 0.70% of the Fund’s average daily net assets, excluding Distribution and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class
Class L

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P

1

MidCap 400® Index ($__ million to $__ billion as of December 31, 2014) or the Russell MidCap® Growth Index ($__ million to $__ billion as of December 31, 2014) at the time of purchase. The market capitalization of the companies in the Fund, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Fund will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - Returns from mid-capitalization stocks and/or growth stocks may trail returns from the overall stock market.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Among other things, medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of two broad-based securities market indices. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations.  Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year.  The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions

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and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	March 2014	11.85%
Worst Quarter	December 2008	-25.78%

Average Annual Total Returns for the Periods Ended December 31, 2014

	One Year	Five Years	Ten Years / Since Inception
Initial Class	__%	__%	__%
Class L	__%	—	__%*
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%*
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	__%	—	__%*

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*Since inception on August 12, 2011

Investment Adviser
GWCM

Sub-Adviser
T. Rowe Price Associates, Inc. (the “Sub-Adviser”)

Portfolio Manager
Brian W.H. Berghuis, Vice President and equity portfolio manager, T. Rowe Price Associates, Inc. Mr. Berghuis has managed the Fund since 1997.

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization falls within the range of companies included in either the S&P MidCap 400® Index ($697.70 million to $12.06 billion as of December 31, 2013) or the Russell MidCap® Growth Index ($411.60 million to $32.89 billion as of December 31, 2013) at the time of purchase. The market capitalization of the companies in the Fund, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

The Fund will select stocks using a growth approach and invest in companies that: offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

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In pursuing the Fund’s investment objective, the portfolio manager has the discretion to purchase some securities that do not meet its normal investment criteria when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development.

While most assets will typically be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% of its total assets in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage would be made in compliance with applicable restrictions.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Equity Securities
The Fund will normally invest at least 80% of its assets in equity securities. Therefore, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Small and Medium Size Companies
The Fund invests in small and medium size companies as its principal investment strategy. Accordingly, you also should be aware of the risks associated with investing in small and medium size companies.

The term small size companies refers to companies with a relatively small market capitalization, such as those in the Russell 2000® Index. The term medium size companies refers to companies with mid-level market capitalization, such as those in the Russell MidCap® Index. Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Fund to lose money if it needs to sell the securities when there are few interested

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buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Fund may not be aware of some problems associated with the company issuing the security.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Fixed Income Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in fixed income securities. Accordingly, you also should be aware of the risks associated with fixed income securities investments.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Temporary Investment Strategies

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The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Investment Style Risk - There is a possibility that returns from mid-capitalization and/or growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

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Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Medium Size Company Securities Risk - The stocks of medium size companies often involve more risk and volatility than those of larger companies. Because medium size companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning medium size companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark indexes are the Russell Midcap® Growth Index and the S&P MidCap 400® Index. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400® Index is comprised of 400 stocks representing companies in the middle tier of U.S. stock market capitalization. Russell Midcap® is a registered trademark of Russell Investments. S&P MidCap 400® is a registered trademark of Standard & Poor’s.

Management and Organization

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Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds, and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment funds representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, GWCM is responsible for all of its expenses incurred in performing its services set forth in the agreement. The Fund pays all other expenses incurred in its operation, all of its general administrative expenses, all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), all administrative services fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by the Fund, excluding Rule 12b-1 fees and administrative services fees) which exceed an annual rate of 0.70% of the Fund’s average daily net assets. This expense reimbursement shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2013, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price is registered as an investment adviser with the SEC. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

The Fund is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1983 and joined T. Rowe Price in 1985.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.

Shareholder Information

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Investing in the Funds
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example,

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excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated (referred to as time zone arbitrage). Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Market timing in funds investing significantly in small-cap and mid-cap companies may occur because market timers may seek to benefit from their understanding of the value of small-cap and mid-cap company securities which may not be frequently traded (referred to as price arbitrage). Any frequent trading strategies may interfere with management of these funds to a greater degree than funds which invest in highly liquid securities, in part because the funds may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the funds’ shares held by other shareholders.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keeper to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

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We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements

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GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Mercer Administrative Services Agreement
Effective May 1, 2008, GWCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Funds of Great-West Funds for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives from GWCM a fee equal to 0.35% of the average daily net asset value of the shares of each of the Funds for which Mercer provides services.

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Putnam Administrative Services Agreement
The Distributor and GWCM entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Code (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to Great-West Funds with regard to each Fund that is sold as an investment option in the 529 Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Fund that is sold in the 529 Plan.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights tables presented below are intended to help you understand the financial performance of the Fund’s Initial Class and Class L shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund (Initial Class and Class L) share. No information is presented for the Fund’s Institutional Class shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Templeton Global Bond Fund
Initial Class Ticker: MXGBX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of the Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks current income with capital appreciation and growth of income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.95%	1.30%	1.55%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$132	$412	$713	$1,568
Class L	$158	$490	$845	$1,845

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, including inflation-indexed securities. In addition, the Fund’s assets will be invested in issuers located in at least three countries (including the U.S.). The Fund focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk” bonds). The Fund may invest without limit in developing markets.

For purposes of pursuing its investment goals, the Fund regularly uses various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures. The Fund maintains significant positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under the instruments.

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The portfolio managers allocate the Fund’s assets based upon their assessment of changing market, political and economic conditions. They will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Currency Management Strategies Risk - Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Securities of issuers located in emerging markets may be substantially more volatile, and substantially less liquid, than the securities of issuers located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which the Fund invests will have a significant impact on the performance of the Fund.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds.

Inflation-Indexed Securities - Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

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Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of a broad-based securities market index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

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	Quarter Ended	Total Return
Best Quarter	March 2008	8.12%
Worst Quarter	September 2014	-7.99%

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

Investment Adviser
GWCM

Sub-Adviser
Franklin Advisers, Inc. (the “Sub-Adviser”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Dr. Michael Hasenstab, Ph.D.	Executive Vice President and Chief Investment Officer, Global Bonds	2005
Christine Zhu	Portfolio Manager and Quantitative Research Analyst	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also

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may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds issued by governments and government agencies located around the world. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, including inflation-indexed securities. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund’s assets will be invested in issuers located in at least three countries (including the U.S.). The Fund focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser, but may invest up to 25% of its total assets in below investment grade bonds (“high yield-high risk” or “junk”) bonds. The Fund may invest without limit in developing markets.

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

The portfolio managers allocate the Fund’s assets based upon their assessment of changing market, political and economic conditions. They will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

For purposes of pursuing its investment goals, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps) and options on futures contracts and swap agreements. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The portfolio managers consider various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the portfolio managers believe that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).
A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to

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acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or interest rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.
Swap agreements, such as interest rate swaps and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. As a seller of a credit default swap, the Fund is able to earn a stream of income while gaining exposure to the underlying reference obligation. The Fund may be a buyer or seller of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).
Derivatives involve special risks. If the portfolio managers judge market conditions incorrectly or employ a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs. The portfolio managers consider various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

More Information About the Fund’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Fund may differ substantially.

The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Fund's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact

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on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Foreign Securities
The Fund may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Fund to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country or impose withholding or other taxes. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions and are explained in greater detail above under “More Information About the Fund - Principal Investment Strategies.”

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending

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Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Currency Management Strategies Risk - Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio managers expect. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the portfolio managers’ use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered. Currency risk is especially high in emerging markets.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries may prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner.

Geographic Concentration Risk - When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries

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or that region will have a significant impact on the performance of the Fund investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries, or regions.

High Yield Securities Risk - Below investment grade ("high yield-high risk" or "junk") bonds have a higher degree of credit risk and may be less liquid and subject to greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Inflation-Indexed Securities - Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Non-Diversification Risk - The Fund is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country's access to, or balance, of trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Treasury Inflation Protected Securities (TIPS) Risk - Inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

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Underlying Fund Risk
Certain asset allocation funds that are series of Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

There is no guarantee that the Fund will achieve its objective. The Fund should be not considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index
The Fund’s benchmark index is the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

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A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM and sub-advisory agreement with the Sub-Adviser is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Sub-Adviser
Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Adviser is responsible for the daily management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Franklin Advisers, Inc. (“Franklin”) is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange. Franklin is registered as an investment adviser with the SEC. Its principal business address is at One Franklin Parkway, San Mateo, CA 94403.

The Fund is managed by Dr. Michael Hasenstab and Christine Zhu. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is Executive Vice President and Chief Investment Officer, Global Bonds, for the Franklin Templeton Fixed Income Group. In this position, he co-directs all investment strategies within the Global Bond Department and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is Co-Portfolio Manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China’s financial market, and consulted global companies on Asia-Pacific investm`ents and strategy. Dr. Hasenstab earned a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master’s in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

Christine Zhu joined Franklin in 2007. She is a Portfolio Manager and Quantiative Research Analyst for Franklin Templeton Fixed Income Group's Global Bond Department. She focuses on portfolio construction, derivatives/quantitative strategies, performance attribution and risk management. Prior to joining Franklin, Ms. Zhu was a senior associate as MSCI Barra where her experience included fixed income analytics and risk exposure calculations. She also worked in the technology department at Oracle and at China Construction Bank. Ms. Zhu earned a M.S. in computer science and engineering from the University of Notre Dame, and an M.B.A. with investment focus from the University of California at Berkeley.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Shareholder Information

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Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually

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large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a fund's international portfolio securities trade and the time as of which the fund's net asset value is calculated. Market timing in funds investing significantly in high yield or junk bonds may occur if market prices are not readily available for a fund's junk bond holdings. Market timers may purchase shares of a fund based on events occurring after foreign market closing prices are established but before calculation of the fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a fund.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without

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prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below, and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the

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GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31, 2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Acc

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ounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

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and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West U.S. Government Mortgage Securities Fund
Initial Class Ticker: MXGMX
(the “Fund”)
___________________________
8515 East Orchard Road
Greenwood Village, CO 80111
(866) 831-7129
This Prospectus describes one of 62 funds of Great-West Funds, Inc. (“Great-West Funds”), an open-end management investment company. The Fund operates as a separate mutual fund and has its own investment objectives and strategies. The Fund has three classes of shares - Institutional Class, Initial Class and Class L. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Fund.
Great-West Funds may sell Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of the Great-West Funds. Therefore, you cannot purchase shares of the Fund directly; rather you must invest through a Permitted Account that makes the Fund available for investment.
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2015

Fund Summary

Investment Objective
The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%
All Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class
Initial Class	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was __% of the average value of its portfolio.

Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The Fund may invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

The Fund will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields. The Fund may invest in mortgage dollar rolls with up to 20% of its net assets. In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. For purposes of pursuing its investment goals, the Fund may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities.

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Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security's market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio managers will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance. These transactions may increase the Fund’s portfolio turnover rate.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class for the last ten calendar years and comparing its average annual total return to the performance of two broad-based securities market indices and a Composite Index which has investment characteristics similar to those of the Fund.

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The Composite Index reflects an 80% weighting to the Barclays U.S. Mortgage-Backed Securities Index and a 20% weighting to the Barclays U.S. Government Index. No Institutional Class or Class L share performance data is provided because Institutional Class and Class L shares have not commenced operations.  Institutional Class or Class L share performance will appear in a future version of this Prospectus after Institutional Class or Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 2008	3.53%
Worst Quarter

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Five Years	Ten Years
Initial Class	__%	__%	__%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Barclays U.S. Government Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%
Composite Index (reflects no deduction for fees, expenses or taxes)	__%	__%	__%

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Investment Adviser
GWCM

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	1993
Thone Gdovin, CFA	Portfolio Manager	2013
Sam Moyn	Assistant Portfolio Manager	2013
Kiva Patten	Assistant Portfolio Manager	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

More Information About the Fund

More Information About the Fund’s Investments
The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

Fixed Income Securities
The Fund will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Derivatives
The Fund can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Fund to various levels of risk. There are four basic derivative products: futures contracts, forward contracts, options and swaps.

Futures contracts - Futures contracts and options on futures contracts provide for a future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Forward contracts - Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund. Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

Swaps - A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GWCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Fund to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Temporary Investment Strategies
The Fund may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by GWCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Fund take this action, it may not achieve its investment objective.

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Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. However, the U.S. Government does not guarantee the net asset value of Fund shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Securities Lending
Although not considered to be a principal investment strategy at this time, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Derivative Risk - A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect the Fund's net asset value.

Liquidity Risk - The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions, which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in productions costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages and other assets, including consumer loans or receivables held in trust. Mortgage-backed and asset-backed securities

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are subject to interest rate risk and credit risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed and asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Mortgage Dollar Roll Risk - In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. These transactions involve the risk that the portfolio managers will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance. These transactions may increase the Fund’s portfolio turnover rate.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors.  Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole.  The Fund is not limited with respect to sectors in which it can invest.  If the portfolio managers allocate more of the Fund’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector.  A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

U.S. Government Securities Risk - Yields available from U.S. Government securities are generally lower than yields from many other fixed income securities. U.S. Government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.

U.S. Government Sponsored Securities Risk - Securities issued by U.S. Government-sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. Government has provided financial support to GSEs, but there can be no assurance that it will support these or other GSEs in the future.

Underlying Fund Risk
Certain asset allocation funds that are series of the Great-West Funds are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund's performance if the Fund is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Fund's transaction costs.

Other Risk Factors Associated with the Fund
Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.
Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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There is no guarantee the Fund will achieve its objective. The Fund should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Fund.

A complete listing of the Fund’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information (“SAI”).

Portfolio Holdings Disclosure
A description of Great-West Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Indexes
The Composite Index consists of an 80% weighting to the Barclays U.S. Mortgage-Backed Securities (MBS) Index and a 20% weighting to the Barclays U.S. Government Index as its benchmark. The Barclays MBS Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Freddie Mac (“FHLMC”). The Barclays U.S. MBS Index includes securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year and balloon securities that have a remaining maturity of at least one year, are investment grade, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Management and Organization

Investment Adviser
GWCM provides investment advisory, accounting and administrative services to the Great-West Funds and is the investment adviser of the Fund. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940. GWCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2014, GWCM provides investment management services for mutual funds and other investment portfolios representing assets of $__ billion. GWCM and its affiliates have been providing investment management services since 1969.

Catherine Tocher, CFA, Senior Vice President and Chief Investment Officer, has managed the Fund since 1993. In addition to the Fund, Ms. Tocher manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, certain fixed income separate accounts of GWL&A, and the residential and commercial mortgage-backed securities portfolio of GWL&A’s general account. Ms. Tocher joined GWL&A in 1987. Ms. Tocher received a Bachelor of Commerce in finance, with honors, from the University of Manitoba.

Thone Gdovin, CFA, Portfolio Manager, has managed the Fund since 2013. In addition to the Fund, Ms. Gdovin manages the Great-West Bond Index Fund, Great-West Money Market Fund, Great-West Short Duration Bond Fund, Great-West Profile I and II Funds, Great-West Lifetime Funds, Great-West SecureFoundation Funds, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Ms. Gdovin joined GWL&A in 1997, departed in 2000, and then rejoined GWL&A in 2004. Ms. Gdovin received a B.A. in international trade and relations from the University of Northern Colorado and a M.A. in economics from Colorado State University.

Sam Moyn, Assistant Portfolio Manager, has managed the Fund since 2013. Mr. Moyn joined GWL&A in 2000. In addition to the Fund, Mr. Moyn manages the Great-West Bond Index Fund, Great-West Short Duration Bond Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Moyn received a B.A. in business administration with an emphasis on finance and an M.B.A. from the University of Colorado.

Kiva Patten, Assistant Portfolio Manager, has managed the Fund since 2014. Prior to joining GWL&A in 2013, Mr. Patten was a Director at Merrill Lynch from 1999 to 2011. In addition to the Fund, Mr. Patten manages the Great-West Bond Index Fund, Great-West Short Duration Bond Fund, stable value funds managed by GWCM and GWL&A, and certain fixed income separate accounts of GWL&A. Mr. Patten received a B.S. in economics and management science from the State University College at Cortland.

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Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Advisory Fees
For its services, GWCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. GWCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Fund shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with regard to Class L shares, all administrative service fees with respect to Initial Class and Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with GWCM is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2014, and will be available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2015.

Shareholder Information

Investing in the Fund
Shares of the Fund are not for sale directly to the public. Currently, Great-West Funds may sell Fund shares to Permitted Accounts. For information concerning your rights under a Permitted Account, please refer to the applicable prospectus and/or disclosure documents for that Permitted Account.

Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Great-West Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Great-West Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.

We calculate a separate net asset value for each share class of the Fund. We determine net asset value by dividing net assets of each of the Fund’s share classes (the value of its investments, cash and other assets minus its liabilities) by the number of the Fund’s outstanding shares for the applicable share class.

The Fund values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Fund is based on the market value of the securities in the Fund. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

Exchanging Shares
Participants in, or owners of, Permitted Accounts that purchased shares of the Fund on their behalf may, in accordance with the applicable Permitted Account rules, exchange shares of the Fund.

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The Fund may refuse exchange purchases by any person or group if, in GWCM’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends quarterly. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value.

Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. (As used in this section, “shareholders” include individual holders of variable contracts investing in the Fund through subaccount units, IRA owners, retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Great-West Funds maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

Great-West Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Fund securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Great-West Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market-timing activities following a significant market event that occurs prior to the Fund’s pricing time.

Great-West Funds has entered into agreements with financial intermediaries that are designees of Permitted Accounts (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Great-West Funds will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Fund purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among Permitted Accounts. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain Permitted Accounts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Great-West Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market

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timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Great-West Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

If the Fund does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Fund would be required to pay federal income tax on its income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Fund. In addition, if the Fund fails to qualify as a regulated investment company, owners of variable contracts who have indirectly invested in the Fund through their variable contracts may be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The tax consequences of your investment in the Fund depend on the provisions of the Permitted Account through which you invest in the Fund. For more information, please refer to the applicable prospectus and/or disclosure documents for the Permitted Account.

Share Classes
The Fund has three classes of shares, Institutional Class, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below and Initial Class and Class L shares have an administrative services fee which is described below.

Class L Distribution and Service Plan
The Fund has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Fund to compensate GWFS Equities, Inc., the Great-West Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Fund and/or for providing or arranging for the provision of services to the Fund’s Class L shareholders.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Fund). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Fund through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

Cash and Non-Cash Incentive Arrangements
GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Funds, may contribute to various cash and non-cash incentive arrangements to promote the sale of Fund shares. These arrangements will be made available to registered representatives associated with the Distributor. The

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GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund attributable to certain Permitted Accounts. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain Permitted Accounts or investment options under the Permitted Accounts instead of other Permitted Accounts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or retirement plan sponsor for details about any compensation received in connection with the sale of Fund shares.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, is not considered a factor in the selection of broker-dealers to execute Great-West Funds' portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of Great-West Funds is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

Annual and Semi-Annual Shareholder Reports
The fiscal year of Great-West Funds ends on December 31 of each year. Twice a year shareholders of the Fund will receive a report containing a summary of the Fund's performance and other information.

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Initial Class for the past five years. Certain information reflects financial results for a single Fund (Initial Class) share. No information is presented for the Fund’s Institutional Class and Class L shares, which had not commenced operations as of December 31,

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2014. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with Permitted Accounts. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.

Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, call 1-866-831-7129. Great-West Funds’ web site is www.greatwestfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read
and retained for future reference.

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GREAT-WEST FUNDS, INC.

Great-West Money Market Fund Initial Class Ticker: MXMXX Institutional Class	Great-West Conservative Profile II Fund Initial Class Ticker: MXCPX Class L Ticker: MXIPX Institutional Class
Great-West Short Duration Bond Fund Initial Class Ticker: MXSDX Class L Ticker: MXTDX Institutional Class	Great-West Moderately Conservative Profile II Fund Initial Class Ticker: MXDPX Class L Ticker: MXHPX Institutional Class
Great-West U.S. Government Mortgage Securities Fund Initial Class Ticker: MXGMX Class L Institutional Class	Great-West Moderate Profile II Fund Initial Class Ticker: MXMPX Class L Ticker: MXGPX Institutional Class
Great-West Federated Bond Fund Initial Class Ticker: MXFDX Class L Institutional Class	Great-West Moderately Aggressive Profile II Fund Initial Class Ticker: MXBPX Class L Ticker: MXFPX Institutional Class
Great-West Bond Index Fund Initial Class Ticker: MXBIX Class L Ticker: MXBJX Institutional Class	Great-West Aggressive Profile II Fund Initial Class Ticker: MXAPX Class L Ticker: MXEPX Institutional Class

Great-West Loomis Sayles Bond Fund Initial Class Ticker: MXLMX Class L Institutional Class	Great-West Lifetime 2015 Fund I Class T Ticker: MXLTX Class T1 Ticker: MXLUX Class L Institutional Class
Great-West Putnam High Yield Bond Fund Initial Class Ticker: MXHYX Institutional Class	Great-West Lifetime 2015 Fund II Class T Ticker: MXLVX Class T1 Ticker: MXLWX Class L Ticker: MXLQX Institutional Class
Great-West Templeton Global Bond Fund Initial Class Ticker: MXGBX Class L	Great-West Lifetime 2015 Fund III Class T Ticker: MXLYX Class T1 Ticker: MXLZX Class L Institutional Class
Great-West Loomis Sayles Small Cap Value Fund Initial Class Ticker: MXLSX Class L Institutional Class	Great-West Lifetime 2025 Fund I Class T Ticker: MXALX Class T1 Ticker: MXBLX Class L Institutional Class
Great-West Invesco Small Cap Value Fund Initial Class Ticker: MXSVX Class L Institutional Class	Great-West Lifetime 2025 Fund II Class T Ticker: MXCLX Class T1 Ticker: MXDLX Class L Ticker: MXCDX Institutional Class
Great-West S&P Small Cap 600® Index Fund Initial Class Ticker: MXISX Class L: MXNSX Institutional Class	Great-West Lifetime 2025 Fund III Class T Ticker: MXELX Class T1 Ticker: MXFLX Class L Institutional Class

Great-West Small Cap Growth Fund Initial Class Ticker: MXSGX Class L Institutional Class	Great-West Lifetime 2035 Fund I Class T Ticker: MXGLX Class T1 Ticker: MXHLX Class L Institutional Class
Great-West Goldman Sachs Mid Cap Value Fund Initial Class Ticker: MXMVX Class L Institutional Class	Great-West Lifetime 2035 Fund II Class T Ticker: MXILX Class T1 Ticker: MXJLX Class L Ticker: MXLRX Institutional Class
Great-West Ariel Mid Cap Value Fund Initial Class Ticker: MXMCX Class L Ticker: MXAMX Institutional Class	Great-West Lifetime 2035 Fund III Class T Ticker: MXKLX Class T1 Ticker: MXLLX Class L Institutional Class
Great-West S&P Mid Cap 400® Index Fund Initial Class Ticker: MXMDX Class L Institutional Class	Great-West Lifetime 2045 Fund I Class T Ticker: MXMLX Class T1 Ticker: MXNLX Class L Institutional Class
Great-West T. Rowe Price Mid Cap Growth Fund Initial Class Ticker: MXMGX Class L: MXTMX Institutional Class	Great-West Lifetime 2045 Fund II Class T Ticker: MXOLX Class T1 Ticker: MXPLX Class L Ticker: MXYLX Institutional Class
Great-West T. Rowe Price Equity Income Fund Initial Class Ticker: MXEQX Class L Ticker: MXTQX Institutional Class	Great-West Lifetime 2045 Fund III Class T Ticker: MXQLX Class T1 Ticker: MXRLX Class L Institutional Class

Great-West Putnam Equity Income Fund Initial Class Ticker: MXQIX Class L Institutional Class	Great-West Lifetime 2055 Fund I Class T Ticker: MXSLX Class T1 Ticker: MXTLX Class L Institutional Class
Great-West Stock Index Fund Initial Class Ticker: MXSIX Class L Institutional Class	Great-West Lifetime 2055 Fund II Class T Ticker: MXULX Class T1 Ticker: MXVLX Class L Ticker: MXZLX Institutional Class
Great-West S&P 500® Index Fund Initial Class Ticker: MXVIX Class L Ticker: MXVJX Institutional Class	Great-West Lifetime 2055 Fund III Class T Ticker: MXWLX Class T1 Ticker: MXXLX Class L Institutional Class
Great-West American Century Growth Fund Initial Class Ticker: MXGRX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2015 Fund Class G Ticker: MXSJX Class G1 Ticker: MXSKX Class L Ticker: MXLEX Institutional Class
Great-West Multi-Manager Large Cap Growth Fund Initial Class Ticker: MXLGX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2020 Fund Class G Ticker: MXSMX Class G1 Ticker: MXSPX Class L Ticker: MXLFX Institutional Class
Great-West MFS International Value Fund Initial Class Ticker: MXIVX Class L: MXMIX Institutional Class	Great-West SecureFoundation® Lifetime 2025 Fund Class G Ticker: MXSNX Class G1 Ticker: MXSOX Class L Ticker: MXLHX Institutional Class

Great-West International Index Fund Initial Class Ticker: MXINX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2030 Fund Class G Ticker: MXSQX Class G1 Ticker: MXASX Class L Ticker: MXLIX Institutional Class
Great-West MFS International Growth Fund Initial Class Ticker: MXIGX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2035 Fund Class G Ticker: MXSRX Class G1 Ticker: MXSSX Class L Ticker: MXLJX Institutional Class
Great-West Real Estate Index Fund Initial Class Ticker: MXREX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2040 Fund Class G Ticker: MXDSX Class G1 Ticker: MXESX Class L Ticker: MXLKX Institutional Class
Great-West Conservative Profile I Fund Initial Class Ticker: MXVPX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2045 Fund Class G Ticker: MXSTX Class G1 Ticker: MXSWX Class L Ticker: MXLNX Institutional Class
Great-West Moderately Conservative Profile I Fund Initial Class Ticker: MXTPX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2050 Fund Class G Ticker: MXFSX Class G1 Ticker: MXHSX Class L Ticker: MXLOX Institutional Class
Great-West Moderate Profile I Fund Initial Class Ticker: MXOPX Class L Institutional Class	Great-West SecureFoundation® Lifetime 2055 Fund Class G Ticker: MXSYX Class G1 Ticker: MXSZX Class L Ticker: MXLPX Institutional Class

Great-West Moderately Aggressive Profile I Fund Initial Class Ticker: MXRPX Class L Institutional Class	Great-West SecureFoundation® Balanced Fund Class G Ticker: MXSBX Class G1 Ticker: MXSHX Class L Ticker: MXLDX Institutional Class
Great-West Aggressive Profile I Fund Initial Class Ticker: MXPPX Class L Institutional Class

(the “Fund(s)”)
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STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Funds. The Prospectuses for the Funds, which we may amend from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the Prospectuses for the Funds, each dated May 1, 2015. Requests for copies of Prospectuses should be made by writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.greatwestfunds.com. The financial statements, appearing in the Annual Reports and Semi-Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports and Semi-Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.greatwestfunds.com.

May 1, 2015

INFORMATION ABOUT GREAT-WEST FUNDS AND THE FUNDS

Great-West Funds, Inc. (“Great-West Funds”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Great-West Funds offers 62 Funds. Great-West Funds is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. Great-West Funds was formerly known as Maxim Series Fund, Inc. The name change to Great-West Funds occurred on September 24, 2012. This SAI describes 61 Funds, 24 of which are diversified Funds and 37 of which are non-diversified Funds.

Funds that offer only one class of shares do not have sales charges or distribution fees. Certain Funds offer two or more classes of shares. The Institutional Class, Initial Class, Class T, and Class G shares offered with certain Funds do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Funds do not have sales charges but have a distribution fee (or 12b-1 fee).

Currently, shares of the Funds may be sold to and held by separate accounts of insurance companies to fund benefits under certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement account (“IRA”) custodians or trustees, participants in connection with qualified retirement plans (“retirement plans”) and, with respect to certain Funds, participants in connection with college saving programs (collectively, “Permitted Accounts”) and asset allocation funds that are series of Great-West Funds. Great-West Capital Management, LLC (“GWCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as the investment adviser to Great-West Funds.

Diversified Funds
Each diversified Fund will operate as a diversified investment Fund of Great-West Funds. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Funds
A non-diversified Fund is any Fund other than a diversified Fund. The Great-West Templeton Global Bond Fund, Great-West Real Estate Index Fund, the Great-West Profile I Funds, the Great-West Profile II Funds (the “Profile Funds” or each a “Profile Fund”), the Great-West Lifetime Funds (the “Lifetime Funds”), the Great-West SecureFoundation® Balanced Fund (the “SecureFoundation® Balanced Fund”), and the Great-West SecureFoundation® Lifetime Funds (the “SecureFoundation® Lifetime Funds”) are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified Fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

Fundamental Policies
Great-West Funds has adopted limitations on the investment activity of its Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to all Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. Great-West Funds (i.e., each Fund) will not borrow money except that Great-West Funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with Great-West Funds’ investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. Great-West Funds (i.e., each Fund) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures

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contracts and options on futures contracts). Great-West Funds does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. Great-West Funds (i.e., each Fund) will not purchase the securities of any issuer if, as a result, more than 25% of the value of Great-West Funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the Great-West International Index, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, Great-West S&P Small Cap 600® Index and Great-West Stock Index Funds (the “Equity Index Fund(s)” or each an “Equity Index Fund”) and Great-West Bond Index Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Fund or the Great-West Bond Index Fund is concentrated in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. Great-West Funds (i.e., each Fund) will not make loans, although Great-West Funds may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. Great-West Funds (i.e., each Fund) will not, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by Great-West Funds (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Great-West Templeton Global Bond Fund, Great-West Real Estate Index Fund, the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds as these funds are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. Great-West Funds (i.e., each Fund) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent Great-West Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. Great-West Funds (i.e., each Fund) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. Great-West Funds (i.e., each Fund) will not underwrite securities issued by other persons, except to the extent Great-West Funds may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 2 above.

Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund's name. If the Board of Directors determines to change the non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice to the shareholders before implementing the change of investment policy.

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Great-West Ariel Mid Cap Value Fund	Great-West Real Estate Index Fund
Great-West S&P 500® Index Fund
Great-West Bond Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Federated Bond Fund	Great-West S&P Small Cap 600® Index Fund
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Short Duration Bond Fund
Great-West Invesco Small Cap Value Fund	Great-West Small Cap Growth Fund
Great-West Loomis Sayles Bond Fund	Great-West Stock Index Fund
Great-West Loomis Sayles Small Cap Value Fund	Great-West T. Rowe Price Equity Income Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West T. Rowe Price Mid Cap Growth Fund
Great-West Putnam High Yield Bond Fund	Great-West Templeton Global Bond Fund
Great-West Putnam Equity Income Fund	Great-West U.S. Government Mortgage Securities Fund

Operating Policies
Great-West Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

Under these policies, the Funds will not:

1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity option contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (5% for the Great-West Money Market Fund);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

The investment objectives, investment strategies, and principal risks of each Fund are described in the Prospectuses for the Funds. This SAI contains supplemental information about those strategies and risks and the types of securities that GWCM or a sub-adviser to a Fund (“Sub-Adviser”) may select for each Fund. Additional information also is provided about the strategies that a Fund may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Fund’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment practices and techniques that GWCM or any Sub-Adviser may employ in pursuit of the applicable Fund’s investment objective, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. GWCM and/or the Sub-Advisers may not buy all of these securities or use any of these techniques to the full extent permitted unless it believes that they are consistent with the applicable Fund’s investment objectives and policies and that doing so will help the Fund achieve its objectives. In addition, due to unavailability, economic unfeasibility or other factors, a Fund may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit

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enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bank Loans. Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

Bankers’ Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is

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repaid within 60 days and is not extended or renewed.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in a number of countries, including Argentina, Brazil, Bolivia, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jorden, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are vollateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Fund may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by GWCM or the Sub-Adviser to that Fund.

Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is

5

liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Fixed Income Obligations. Corporate fixed income obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
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Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Fund’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Funds and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, municipals, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).

Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and independent rating organizations, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s and S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the U.S. Treasury have been in discussions about rating agencies’ role in recent financial turmoil and legislation has been proposed in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment process of portfolio managers.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Fund at a price less than their stated

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face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include (i) countries that have an emerging stock market as defined by MSCI, Inc.; (ii) countries with low- to middle-income economies as classified by the World Bank; or (iii) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Equity Securities. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline. GWCM or a Fund's Sub-Adviser will attempt to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The

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restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. A Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.

Exchange Traded Funds. Exchange traded funds (“ETF(s)”) are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.

An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or developmental assistance, currency

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transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts ("ADRs"), as well as other "hybrid" forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.

Futures. See "Derivative Instruments" below.

Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

High Yield-High Risk Debt Securities (“Junk Bonds”). High yield-high risk debt securities, often referred to as "junk bonds," are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or are of comparable quality if unrated. High yield-high risk securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield-high risk securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield-high risk securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield-high risk securities, thus further disrupting the market for such securities.

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High yield-high risk securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield-high risk debt bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield-high risk bonds tend to underperform U.S. Treasury and investment grade bonds because high yield-high risk bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield-high risk securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield-high risk securities could also be at greater risk because high yield-high risk securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield-high risk security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield-high risk securities and a Fund’s net asset value. Furthermore, in the case of high yield-high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield-high risk securities present risks based on payment expectations. For example, high yield-high risk securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield-high risk securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield-high risk securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield-high risk securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.

In addition, the credit ratings assigned to high yield-high risk securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield-high risk securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.

Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain high yield-high risk securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield-high risk securities.

A Fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Fund's shareholders.

Illiquid Securities. The term "illiquid securities" or non-publicly traded securities generally means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Fund's net asset value. Under the supervision of the Board of Directors, GWCM or the Sub-Adviser, as applicable, determines the liquidity of portfolio securities and, through reports from GWCM or the Sub-Adviser, as applicable, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are "restricted securities" which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as "Rule 144A securities") that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable

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pursuant to policies and guidelines of the Board of Directors. See “Restricted Securities” and “Rule 144A Securities” below.

A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund. Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Investment Companies. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, the Funds may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act, rules under the 1940 Act, or SEC orders subject to certain conditions.

Under Section 12(d)(1)(F), the Funds and all of its affiliated persons may purchase up to 3% of an unaffiliated investment company's total outstanding stock. If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Lifetime Funds, SecureFoundation® Balanced Fund, and the SecureFoundation® Lifetime Funds expect to rely on Section 12(d)(1)(F) in purchasing shares of Underlying Funds that are not money market funds or affiliated with Great-West Funds.

Each Fund may invest in shares of registered investment companies within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of registered investment companies may be of particular relevance to those who invest in the Profile Funds, the Lifetime Funds, the SecureFoundation® Balanced Fund, or the SecureFoundation® Lifetime Funds. These Funds are known as “funds-of-funds” because they seek to achieve their investment objectives by investing in other registered investment companies (the “Underlying Funds”).

The Underlying Funds’ investments, the different types of securities the Underlying Funds typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Funds are currently known. Not all Underlying Funds discussed below are eligible investments for each Fund. A Fund will invest in Underlying Funds that are intended to help it achieve its investment objective.

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Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.

Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-cap stock funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International stock funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

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Money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is believed by GWCM or Sub-Adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors.

Lending of Fund Securities. Subject to Investment Limitations described above for all Funds, each Fund of Great-West Funds from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of the value of a Fund’s total assets (including the value of collateral received). No lending may be made with any companies affiliated with GWCM or the Sub-Advisers. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

GWCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; and (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

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Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or unrated securities of comparable quality. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. GWCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund's investment objective may be more dependent on the investment adviser's own credit analysis than might be the case for a portfolio which invests in higher quality bonds. GWCM and its Sub-Advisers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Master Limited Partnerships ("MLPs"). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.

The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Great-West Money Market Fund, each of the other Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in "money market instruments") as deemed appropriate by GWCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by GWCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which the Funds may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).

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Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Recent Market Events. Over the past several years, the market for mortgage-backed securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by volatility in the fixed income markets.

The fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds. There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which could have a negative impact on fixed income securities and could negatively affect a Fund's net asset value.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

The instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (“CFTC”), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have taken actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the SEC, the CFTC and other regulators. Given the broad scope, sweeping

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nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the Funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action.

Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Fund’s overall investment exposure and result in losses.

Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by the Funds under the 1940 Act.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some, including Build America Bonds, are not. Municipal bonds include securities from a variety of sectors, each of which has unique risks, including credit risk, interest rate risk, call risk and liquidity risk.

Options. See "Derivative Instruments" below.

Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may invest in certain pooled vehicles.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties.  Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages.  Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower.  Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests.  The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Funds for

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purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and GWCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by GWCM or the Sub-Adviser, as applicable.

Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e, Rule 144A Securities). They may include private placement securities that have not been registered under the applicable securities laws, including securities sold to persons that the seller and any person acting on behalf of the seller reasonably believe to include qualified institutional buyers, as defined in Rule 144(A)(1) under the Securities Act of 1933 (the “Securities Act”). Restricted securities may not be listed on an exchange and may have no active trading market. A restricted security may be considered liquid, i.e., it can be resold to qualified institutional buyers or otherwise is determined to be readily marketable pursuant to policies and guidelines of the Board of Directors, but a restricted security shall generally be deemed illiquid if GWCM or the Sub-Adviser, as applicable, has attempted to dispose of the security at approximately the amount at which it has been valued and has not been able to so dispose of the security for seven (7) days.

Subject to their percentage limitation on illiquid securities and other applicable policies of the Funds, the Funds may invest in restricted securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers, and for which a liquid institutional market has developed. If it is decided that a liquid market does exist, the securities will not be subject to a limit of 15% of the value of the applicable Fund’s holdings (or a 5% limitation, in the case of the Great-West Money Market Fund) of illiquid securities. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to GWCM and, as applicable, GWCM has delegated to Sub-Advisers. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by GWCM. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

Rule 144A Securities.   Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with procedures adopted by the Board of Directors are deemed to be liquid securities for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Fund. Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them. After purchase, the Board of Directors and GWCM and, if applicable, a Sub-Adviser, will continue to monitor the liquidity of Rule 144A securities.

Short Sales "Against the Box." Short sales "against the box" are short sales of securities that a Fund owns or has the

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right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Fund's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

To Be Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

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Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” (TIPS), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

A Fund may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when

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securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Derivative Instruments

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC

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contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.

In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Fund may be required to purchase securities to meet delivery obligations. A Fund may have difficulty, be unable, or may incur additional costs to acquire such securities.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

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Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Funds could experience difficulty in selling such security at a price the portfolio manager believes is fair.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Foreign Currency Transactions. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure

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to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A Fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, GWCM would be required to register as a “commodity pool operator” and the Funds and GWCM would be subject to regulation under the CEA.

A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments

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do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party's payment obligation under the swap is determined by reference to a specified "notional" amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund's holdings, or to facilitate the sale of such securities.

Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Fund may use call options in the following ways:
• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and
• Write call options on Fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Fund may use put options in the following ways:
• Purchase put options on Fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and
• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Fund may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

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A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange traded options).   The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options.
A Fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps, currency swaps and credit default swaps.

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As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Fund to enter into swap agreements or limit the ability of a Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. GWCM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Funds’ investments in equity and fixed income securities do not involve significant investments in future financial obligations such as futures, options, credit default swaps, and other hedging transactions. However, from time to time the Funds may make investments or employ trading practices that obligate the Funds, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. In such situations the Funds will comply with guidance from the SEC and other applicable regulatory bodies with respect to coverage of certain investments and trading practices by the Funds. This guidance may require earmarking or segregation by the Funds of cash or liquid securities with its custodian or a designated sub-custodian to the extend a particular Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security or financial instrument, or by other investment positions, or by other means consistent with regulatory policies. In these situations, the Funds may cover their obligations by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the future financial obligation. In some cases the SEC guidance permits the Funds to cover their obligations by entering into an offsetting transaction(s). In these situations, the Funds may cover their obligations by earmarking or otherwise segregating an amount of the future financial obligation at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of that security at least equal to the deliverable amount at a price at or below the sale price received by the Funds on the future financial obligation(s). The Funds reserve the right to modify their asset segregation policies in the future to comply with changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Accordingly, because the Funds cover their obligations under these types of transactions as described herein, GWCM, the Sub-Advisers, and the Funds believe such investments in future financial obligations do not constitute senior securities and accordingly will not treat them as being subject to their respective borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Funds’ assets could impede or restrict GWCM’s or Sub-Advisers’ ability to manage the Funds’ assets or the Fund's ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets,

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from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. Great-West Funds, on behalf of each Fund, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Fund. Each Fund, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.

Eurozone Related Risks. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares. Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently-created European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, GWCM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. GWCM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, GWCM and its affiliates may inadvertently breach these limits, and a Fund may

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therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of GWCM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.

Cyber Security Risk. Investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches Cyber security attacks affecting a Fund or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such portfolio companies to lose value.

PORTFOLIO HOLDINGS DISCLOSURE

Great-West Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Great-West Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter's end, (ii) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by Great-West Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, (iii) Fund holdings may be periodically provided to Great-West Funds’ affiliated and unaffiliated service providers (including any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agent, auditor or legal counsel) and Great-West Funds’ directors in connection with the provision of services to or on behalf of Great-West Funds, and (iv) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures
Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

Great-West Funds and GWFS Equities, Inc., Great-West Funds’ principal underwriter and distributor (“GWFS” or the “Distributor”), may disclose a Fund's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.

A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public.

Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Great-West Funds’ President or CCO. Great-West Funds may also disclose

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portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

Great-West Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Great-West Funds. Furthermore, as authorized by the President or CCO of Great-West Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Great-West Funds and its shareholders, a Fund may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Great-West Funds and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, Great-West Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Great-West Funds’ portfolio holdings. If, in the future, Great-West Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Great-West Funds’ portfolio holdings information may not be disseminated for compensation. There is no assurance that Great-West Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF GREAT-WEST FUNDS

Great-West Funds
Great-West Funds is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of Great-West Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Great-West Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.

Directors and Officers

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Gauranty Bancorp	62	Director, Guaranty Bancorp

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Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	62	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	62	Director, Guaranty Bancorp

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

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Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Chairman, President & Chief Executive Officer, Director	Since 2008 (as Director) Since 2014 (as Chairman) Since 2014 (as President and Chief Executive Officer)	Executive Vice President, Retirement Services, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Chairman and President, Advised Assets Group, LLC ("AAG"), EMJAY Corporation ("EMJAY"), and FASCore, LLC ("FASCore"); Chairman, President and Chief Executive Officer, GWFS Equities, Inc. ("GWFS"); Manager, GWCM	62	N/A
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Director	Since 2014	Executive Vice President, Individual Markets, GWL&A and GWL&A of NY; Executive Vice President, Individual/Institutional, FASCore; Director and Executive Vice President, GWFS; Chairman, President and Chief Executive Officer, GWCM	62	N/A
Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

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Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Senior Vice President, Legal and Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2014 (as Senior Vice President, Legal)
Senior Vice President, Legal & Chief Compliance Officer, GWL&A and GWL&A of NY; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Senior Vice President, Legal & Chief Compliance Officer, GWFS; Senior Vice President, Legal & Chief Compliance Officer, AAG, FASCore, GWCM; formerly, Secretary, GWCM and Great-West Funds

				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM; Assistant Treasurer, Great-West Trust Company	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, GWL&A; Assistant Vice President, Counsel & Secretary, GWCM; formerly, Assistant Secretary, GWCM and Great-West Funds	N/A	N/A

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Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)
Vice President, Investment Operations, GWL&A and GWL&A of NY; Vice President and Treasurer, GWFS and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, GWCM; formerly Investment Operations Compliance Officer, GWCM and Great-West Funds
				N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, AAG and GWCM	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer)Since 2014 (as Assistant Vice President)	Assistant Vice President and Associate Chief Compliance Officer, GWL&A, GWCM and AAG	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th

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birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Great-West Funds and its Funds. The Board currently consists of four Independent Directors and two Interested Directors. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and management.

The Chairman of the Board is an Interested Director. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him by the Board of Directors, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. The Independent Directors have designated Gail Klapper as lead Independent Director. The lead Independent Director, among other things, serves as a liaison between Great-West Funds’ other Independent Directors and Great-West Funds’ management, Chief Compliance Officer and other Great-West Funds officers, service providers, auditors and counsel between Board meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chairman or lead Independent Director does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, Great-West Funds has three standing committees. The Executive Committee is comprised of the Interested Directors. The Audit Committee and Independent Directors Committees are comprised of the Independent Directors.

Great-West Funds has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.

Risk Oversight
Consistent with its responsibility for oversight of Great-West Funds and its Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through its committees. Great-West Funds, GWCM, the Distributor, Sub-Advisers, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer & Treasurer on Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, each Sub-Adviser, the Distributor, and DST Systems, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers. In addition, at regular quarterly meetings, the Board

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meets with Sub-Advisers on a rotating basis.

Standing Committees
The Board of Directors has three standing committees: an Executive Committee, an Audit Committee and an Independent Directors Committee.

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (7) the declaration of dividends and the issuance of capital stock of Great-West Funds. Mr. Nelson and Mr. Shaw are the members of the Executive Committee. No meetings of the Executive Committee were held in 2014.

As set out in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Ms. Klapper, Ms. Lynne and Mr. McConahey are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2014.

On September 19, 2013, the Board established an Independent Directors Committee. As set forth in the Great-West Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a‑1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper, Chairperson of the Committee, Ms. Lynne and Mr. McConahey are the members of the Independent Directors Committee. Four meetings of the Independent Directors Committee were held in 2014.

Ownership
As of December 31, 2014, none of the members of the Board of Directors had beneficial ownership in the Funds and/or any other investment companies overseen by the Director. Since shares of the Funds may only be sold to Permitted Accounts, members of the Board of Directors are only able to invest in shares of the Funds if they invest through a Permitted Account that makes one or more of the Funds available for investment.

Compensation
Great-West Funds pays no salaries or compensation to any of its officers or Directors affiliated with Great-West Funds or GWCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

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Name of Independent Director	Aggregate Compensation from Great-West Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Great-West Funds Paid to Directors
Gail H. Klapper		$0	$0
Donna L. Lynne*		$0	$0
Stephen G. McConahey		$0	$0
Sanford Zisman**		$0	$0
* Ms. Lynne joined the Board on March 3, 2014
** Mr. Zisman retired from the Board on September 24, 2014

As of December 31, 2014, there were 62 funds for which the Directors served as Directors, all of which were Funds of Great-West Funds. The total compensation paid is comprised of the amount paid during Great-West Funds’ most recently completed fiscal year ended December 31, 2014 by Great-West Funds and its affiliated investment companies.

Additional Information Concerning the Directors
The Board formally evaluates itself and its committees at least annually.  This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of Great-West Funds’ business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also the Managing Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp, and chairs the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Great-West Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. at the University of Colorado Law School. Ms. Klapper is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chairperson of the Independent Directors Committee. Ms. Klapper has served as a Director since 2007.

The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as Director of Great-West Funds since 2007.

Donna L. Lynne. Ms. Lynne, DrPH, is Executive Vice President and Group President of Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals. She is also President of Kaiser Foundation Health Plan of Colorado. She was previously President, GHI HMO of Group Health Incorporated, a for-profit HMO. Prior to joining Group Health Incorporated, she was Senior Vice President for the New York City Health and Hospitals Corporation. Upon graduation

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from George Washington University and prior to her position at the New York City Health and Hospitals Corporation, Ms. Lynne served in multiple roles for the New York City Mayor’s Office and was the Executive Director of the New York Business Group on Health, Incorporated. In addition to her current roles with Kaiser, Ms. Lynne is a member of Colorado Concern, an alliance of executives with a common interest in enhancing and protecting Colorado’s business climate, the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, Colorado Succeeds, a business organization focused exclusively on education policy and advocacy, and the Colorado Women’s Forum, an organization that connects women business leaders in Colorado. She is a member of the Board of Directors of Childbirth Connection, Colorado Legacy Foundation, Colorado Mountain Club, Colorado Regional Health Information Organization, Denver Metro Chamber of Commerce, Denver Museum of Nature and Science, Denver Public Schools Foundation, Teach for America-Colorado, and the U.S. Bank Denver Advisory Board. Ms. Lynne received a B.A. in Economics and Political Science from the University of New Hampshire, a Master of Public Administration in Public Finance from George Washington University, a Certificate in Employee Benefits (CEBS) from the University of Pennsylvania Wharton School, and a Doctor of Public Health from Columbia University. Ms. Lynne is a member of the Audit and Independent Directors Committees of the Board, and has served as a Director since 2014.

The Board considered Ms. Lynne's business background, academic background, executive experience and leadership.

Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, The IMA Financial Group, Inc., the State of Colorado Venture Capital Authority, the Denver School of Science and Technology, the Metro Denver Sports Commission, and the Boys and Girls Clubs of Metro Denver. He is also a Member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has served as a Director since 2011.

The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.

Charles P. Nelson. Mr. Nelson is Executive Vice President, Retirement Services, of GWL&A and GWL&A of NY, and holds executive positions at various GWL&A affiliates, including as Manager of GWCM, Chairman, President and Chief Executive Officer of GWFS, and Chairman and President of FASCore. Mr. Nelson has served as a Director since 2008. Mr. Nelson is a graduate of Whitman College with a degree in chemistry and economics.

The Board considered Mr. Nelson's various roles and executive experience with GWL&A and affiliates, his role as a Manager of GWCM, his financial experience, his academic background, and his experience as Director of Great-West Funds since 2008.

Robert K. Shaw. Mr. Shaw is Executive Vice President, Individual Markets, GWL&A and GWL&A, and holds executive positions at various GWL&A affiliates, including as Chairman, President and Chief Executive Officer of GWCM, Director and Executive Vice President of GWFS, and Executive Vice President of FASCore. Mr. Shaw has served as a Director since 2014. Mr. Shaw is a graduate of the University of Manitoba with a degree in commerce.

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The Board considered Mr. Shaw's various roles and executive experience with GWL&A and affiliates, his role as Chairman, President and Chief Executive Officer of GWCM, his leadership and business experience, and his academic background.

CODES OF ETHICS

Great-West Funds, GWCM and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities purchased or held by Great-West Funds under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for Great-West Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Great-West Funds voted proxies relating to the Funds for the most recent 12-month period ended June 30 is also available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser
GWCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to Great-West Funds pursuant to an investment advisory agreement (“Investment Advisory Agreement”) dated May 1, 2015. GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement with Great-West Funds, GWCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Fund in accordance with its investment objective, policies and limitations. GWCM also assists in supervising Great-West Funds’ operations and provides Great-West Funds with all necessary office facilities and personnel for servicing the Funds’ investments.

In addition, GWCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Great-West Funds’ records and the registration of Great-West Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Great-West Funds; and furnishing reports, evaluations and analyses on a variety of subjects to

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the Directors. With respect to Class T1 of the Lifetime Funds, Class G1 of the SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, and Class L of each Class L Fund (defined below), GWCM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement and all other expenses, except that the Funds shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act, all administrative service fees with respect to Initial Class, Class T, Class T1, Class G, Class G1 and Class L shares, and any extraordinary expenses, including litigation costs. Each class will pay all the expenses of any 12b-1 plan pertaining to that class and its allocable share of any extraordinary expenses.

The Investment Advisory Agreement became effective on May 1, 2015. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2016, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Fund or by GWCM, each on 60 days notice to the other party.

Payment of Expenses
GWCM provides investment advisory services and pays all expenses incurred in performing the services, including, costs incurred in providing investment advisory services, compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of Great-West Funds.

Expenses that are borne directly by Great-West Funds include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, Rule 12b-1 fees, charges of the custodian and transfer agent, Independent Directors' fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, including the cost of litigation, and other expenses properly payable by Great-West Funds. Accounting services are provided for Great-West Funds by GWCM and Great-West Funds reimburses GWCM for its costs in connection with such services.

Expense Reimbursement Relating to Certain Funds. GWCM has contractually agreed to pay any expenses (including the management fee and expenses paid directly by a Fund, excluding Class L Rule 12b-1 fees) which exceed an annual rate of 0.60% of the average daily net assets of the Great-West T. Rowe Price Equity Income Fund; 0.70% of the average daily net asset of the Great-West T. Rowe Price Mid Cap Growth Fund; 0.75% of the average daily net assets of the Great-West Ariel Mid Cap Value and Great-West Small Cap Growth Funds; 0.95% of the average daily net assets of the Great-West Loomis Sayles Small Cap Value Fund; and 0.85% of the average daily net assets of the Great-West MFS International Value Fund. The amounts of such expense reimbursements for Great-West Funds' fiscal years ended December 31, 2014, 2013, and 2012 were $_____, $545,859 and $396,248, respectively.

Underlying Funds. With respect to the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds investing in underlying Putnam Funds or funds advised by an entity other than GWCM or its affiliates ("unaffiliated funds"), GWCM will arrange for Great-West Funds to be included within a class of investors entitled not to pay sales loads by purchasing shares of the Putnam Funds or unaffiliated funds. All other charges, including redemption fees, exchange fees, administrative fees and distribution fees, associated with a particular class are born by the Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds and will not be waived. You may indirectly bear a proportionate share of the fees and expenses of such Underlying Funds, including Rule 12b-1 distribution fees for unaffiliated funds.

A redemption fee may be imposed by an Underlying Fund upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund or unaffiliated fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund or unaffiliated fund through a Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund and request a redemption from the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund before the expiration

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of the redemption fee period in the Putnam Fund or unaffiliated fund, the Profile Fund, Lifetime Fund, SecureFoundation® Balanced Fund, or SecureFoundation® Lifetime Fund may bear a redemption fee.

Management Fees
Each Fund pays a management fee to GWCM for managing its investments and business affairs. GWCM is paid monthly at an annual rate of each Fund's average net assets as described in the Prospectus.

For the past three fiscal years ended December 31, 2012, 2013 and 2014, GWCM was paid a fee for its services to Great-West Funds as follows:

Fund	2014	2013	2012
Great-West Aggressive Profile I		$189,667	$158,636
Great-West Aggressive Profile II		$598,992	$537,692
Great-West American Century Growth		$4,807,334	$4,517,651
Great-West Ariel Mid Cap Value		$589,617	$405,195
Great-West Ariel Small Cap Value[1]		$408,866	$392,224
Great-West Bond Index		$4,822,005	$3,742,808
Great-West Conservative Profile I		$94,772	$79,925
Great-West Conservative Profile II		$385,228	$328,861
Great-West Federated Bond		$3,641,814	$2,827,005
Great-West Goldman Sachs Mid Cap Value		$5,314,202	$2,204,740
Great-West International Index		$2,970,974	$1,653,902
Great-West Invesco ADR[2]		$115,041	$2,126,897
Great-West Invesco Small Cap Value		$953,463	$885,376
Great-West Lifetime 2015 I		$253,041	$191,111
Great-West Lifetime 2015 II		$1,012,151	$665,001
Great-West Lifetime 2015 III		$30,719	$27,993
Great-West Lifetime 2025 I		$332,886	$229,991
Great-West Lifetime 2025 II		$1,418,347	$867,621
Great-West Lifetime 2025 III		$74,857	$56,749
Great-West Lifetime 2035 I		$248,967	$166,918
Great-West Lifetime 2035 II		$1,027,815	$582,592
Great-West Lifetime 2035 III		$75,086	$53,322
Great-West Lifetime 2045 I		$121,551	$77,448
Great-West Lifetime 2045 II		$504,233	$274,078
Great-West Lifetime 2045 III		$43,665	$30,711
Great-West Lifetime 2055 I		$31,545	$22,379
Great-West Lifetime 2055 II		$122,488	$60,493
Great-West Lifetime 2055 III		$5,254	$2,628
Great-West Loomis Sayles Bond		$4,909,714	$3,582,603
Great-West Loomis Sayles Small Cap Value		$2,521,722	$2,107,626

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Fund	2014	2013	2012
Great-West MFS International Growth		$3,306,942	$2,788,388
Great-West MFS International Value		$5,791,996	$2,873,219
Great-West Moderate Profile I		$393,332	$376,374
Great-West Moderate Profile II		$1,033,891	$922,126
Great-West Moderately Aggressive Profile I		$370,553	$322,874
Great-West Moderately Aggressive Profile II		$270,655	$205,380
Great-West Moderately Conservative Profile I		$152,765	$124,532
Great-West Moderately Conservative Profile II		$102,942	$74,211
Great-West Money Market[3]		$1,916,728	$2,161,101
Great-West Multi-Manager Large Cap Growth[4]		$3,154,697	$2,852,545
Great-West Putnam Equity Income		$4,984,387	$3,728,043
Great-West Putnam High Yield Bond		$2,534,680	$1,619,267
Great-West Real Estate Index[5]		$1,317,759	$52,395
Great-West S&P 500® Index		$9,349,134	$6,956,808
Great-West S&P Mid Cap 400® Index		$2,108,986	$1,078,077
Great-West S&P Small Cap 600® Index		$3,257,751	$2,372,767
Great-West SecureFoundation® Balanced		$65,433	$26,272
Great-West SecureFoundation® Lifetime 2015		$70,688	$58,882
Great-West SecureFoundation Lifetime 2020		$10,771	$3,390
Great-West SecureFoundation® Lifetime 2025		$56,053	$49,789
Great-West SecureFoundation Lifetime 2030		$7,729	$2,652
Great-West SecureFoundation® Lifetime 2035		$33,522	$28,049
Great-West SecureFoundation Lifetime 2040		$4,710	$1,793
Great-West SecureFoundation® Lifetime 2045		$16,984	$13,554
Great-West SecureFoundation Lifetime 2050		$1,134	$264
Great-West SecureFoundation® Lifetime 2055		$2,200	$1,198
Great-West Short Duration Bond		$750,255	$555,302
Great-West Small Cap Growth		$929,287	$1,011,890
Great-West Stock Index		$1,818,460	$1,741,772
Great-West T. Rowe Price Equity Income		$6,765,002	$5,731,369
Great-West T. Rowe Price Mid Cap Growth		$7,590,853	$6,392,257
Great-West Templeton Global Bond		$4,112,346	$3,274,334
Great-West U.S. Government Mortgage Securities		$2,109,315	$2,329,474

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1 Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013
2 Fund merged into Great-West MFS International Value Fund on April 30, 2013
3 GWCM waived management fees for the Great-West Money Market Fund of $ ____ in 2014, $1,665,243 in 2013, and $1,705,223 in 2012
4 The management fees for this Fund changed effective September 1, 2013
5 Fund commenced operations on November 27, 2012

Sub-Advisory Agreements
GWCM and Great-West Funds have entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of certain of the Funds. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Fund. GWCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the Sub-Advisory Agreements will remain in effect until May 1, 2016, and from year to year if approved annually by the Board of Directors including a vote of a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund.

Sub-Advisers

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
American Century Investment Management, Inc. (“American Century”) serves as the Sub-Adviser to the Great-West American Century Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. American Century, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 4500 Main Street, Kansas City, Missouri 64111. American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

GWCM is responsible for compensating American Century, which receives monthly compensation for its services at the annual rate of 0.32% of the average daily net asset value up to $750 million, and 0.29% of such value in excess of $750 million.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
E. A. Prescott LeGard
Gregory J. Woodhams

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Material Conflicts of Interest Policy
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2014, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

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A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Great-West American Century Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Great-West American Century Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2014.

ARIEL INVESTMENTS, LLC
Ariel Investments, LLC ("Ariel") serves as the Sub-Adviser to the Great-West Ariel Mid Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013 Ariel, registered as an investment adviser under the Advisers Act, is a limited liability company with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Ariel is a privately held minority-owned money manager.

GWCM is responsible for compensating Ariel, which receives monthly compensation for its services at the annual rate of 0.50% of the average daily net asset value on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Great-West Ariel Mid Cap Value Fund.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled

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investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John W. Rogers, Jr.
Timothy Fidler

Material Conflicts of Interest Policy
Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation
Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(i)    Base Salary. Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable firms.

(ii)    Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(iii)    Annual Incentive Award. An annual incentive award is based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the funds’ success and meeting budgetary goals.

(iv)    Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(v)    Profit Sharing Plan. A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ariel’s compensation methodology for the other portfolio managers consists of:

(1)    Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel based on position responsibilities, years of service and contribution to long-term performance of the funds.

(2)     Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonus will consist of cash and mutual fund shares purchased by Ariel in the

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fund(s) managed by the portfolio manager. All members of Ariel’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel’s firm values.

(3)     Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Great-West Federated Bond Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund. Federated’s and FASC’s principal business address is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

GWCM is responsible for compensating Federated, which receives monthly compensation for its services at the annual rate of 0.15% on the first $100 million, 0.12% on the next $150 million, and 0.10% on all amounts over $250 million.

Other Accounts Managed
Robert J. Ostrowski, Donald T. Ellenberger, Ihab Salib and Mark E. Durbiano are the portfolio managers of the Great-West Federated Bond Fund. The emerging markets portion of the Fund is managed by Mr. Salib. The high-yield portion of the Fund is managed by Mr. Durbiano. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Robert Ostrowski
Donald Ellenberger
Mark Durbiano
Ihab Salib

Material Conflicts of Interest Policy
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager

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compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation
Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable and municipal fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s Investors, Inc.’s major taxable fixed income product groups (international fixed income, high yield, corporate/multi-sector, government/mortgage-backed, municipal bonds, structured products/asset backed bonds and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus account benchmarks, and versus designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products.  A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., Barclays U.S. Aggregate Bond Index), and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. In addition, Mr. Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

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Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Salib manages only the emerging markets portion of the Fund. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis versus the Barclays Universal Bond Index, and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. In his role as Head of the International Fixed Income Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios vs. product-specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on IPP and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Fund. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis versus the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, and versus the high yield portion of the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds.  A portion of the IPP score is based on Federated Investors, Inc.'s senior management's assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated Investors, Inc.’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Great-West Templeton Global Bond Fund pursuant to

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a Sub-Advisory Agreement dated December 5, 2013. FAI, registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange, with its principal business address at One Franklin Parkway, San Mateo, California 94403.

GWCM is responsible for compensating FAI, which receives monthly compensation for its services at the annual rate of 0.30% on the first $100 million, 0.275% on the next $200 million, and 0.25% on all amounts over $300 million.

Other Accounts Managed
The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Hasenstab
Christine Zhu

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

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The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(i)    Base salary. Each portfolio manager is paid a base salary.
(ii)    Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

(iii)    Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

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GEODE CAPITAL MANAGEMENT, LLC
Geode Capital Management, LLC (“Geode”) serves as the Sub-Adviser to the Great-West Real Estate Index Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Geode, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at One Post Office Square, 28th Floor, Boston, Massachusetts 01209. Geode Capital Holdings LLC is the majority owner (approximately 99%) of Geode.

GWCM is responsible for compensating Geode, which receives monthly compensation for its services at the annual rate of 0.08% on the first $100 million, and 0.06% on assets over $100 million.

Other Accounts Managed
The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Deane Gyllenhaal
Lou Bottari
Patrick Waddell
Peter Matthew

Material Conflicts of Interest
Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from

53

other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation
Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Dow Jones U.S. Select REIT IndexSM. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as the Sub-Adviser to the Great-West Goldman Sachs Mid Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. GSAM, registered as an investment adviser under the Advisers Act, is a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282-2198. GSAM is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Fund, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies for the Fund. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Fund allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by GWCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

GWCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.40% on the first $100 million, 0.35% on the next $600 million, and 0.32% thereafter.

Other Accounts Managed
The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Ron Hua
Len Ioffe
Osman Ali
Dennis Walsh

Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more portfolios for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such portfolios’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain portfolios directly and indirectly invest. Thus, it is likely that such portfolio may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to the Great-West Goldman Sachs Mid Cap Value Fund. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and portfolios which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or

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to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund.

The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s investment transactions, in accordance with applicable law.

Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons. The benchmark for the Fund is the Russell MidCap Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

INVESCO ADVISERS, INC.
Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Great-West Invesco Small Cap Value Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Invesco is a company incorporated under the laws of the State of Delaware and is registered as an investment adviser with the SEC.  Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Its principal business address is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

GWCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Great-West Invesco Small Cap Value Fund at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter.

Other Accounts Managed
The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Abata
Charles Ko
Anthony J. Munchak
Glen E. Murphy, Co-Lead
Francis M. Orlando
Andrew Waisburd, Ph.D., Co-Lead

Material Conflicts of Interest Policy
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other accounts involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-

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based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary: Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus: The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long Term Compensation: Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. JPMorgan, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 270 Park Avenue, New York, New York 10017. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.

GWCM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% on the first $500 million and 0.30% on all amounts over $500 million.

Other Accounts Managed
The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal

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year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally

Material Conflicts of Interest Policy
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. J PMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’

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overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Compensation
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the fund’s pre-tax performance is compared to the appropriate market peer group and to the fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

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LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Great-West Loomis Sayles Bond and Great-West Loomis Sayles Small Cap Value Funds pursuant to a Sub-Advisory Agreement dated December 5, 2013. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles' principal business address is One Financial Center, Boston, Massachusetts 02111.

GWCM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.50% on the first $10 million, 0.45% on the next $15 million, 0.40% on the next $75 million and 0.30% on all amounts over $100 million of the Great-West Loomis Sayles Small Cap Value Fund; and .30% on all assets of the Great-West Loomis Sayles Bond Fund.

Other Accounts Managed
The day-to-day managers of the Great-West Loomis Sayles Bond Fund are Daniel J. Fuss, Matthew J. Eagan, and Elaine M. Stokes. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Fuss
Matthew Eagan
Elaine Stokes

The Great-West Loomis Sayles Small Cap Value Fund is co-managed by Joseph R. Gatz and Jeffrey Schwartz. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Gatz
Jeffrey Schwartz

Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Fund manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Great-West Loomis Sayles Bond Fund is the Barclays U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income

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manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles..

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Mr. Eagan also serves as a portfolio manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Great-West Loomis Sayles Small Cap Fund is the Russell 2000 Value Index.

Loomis Sayles also uses either an institutional peer group as a point of comparison for equity manager performance or a Morningstar universe and/or the Lipper universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

Equity and Fixed Income Managers. Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a

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contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Great-West MFS International Growth Fund and the Great-West MFS International Value Fund pursuant to Sub-Advisory Agreements dated December 5, 2013. MFS, registered as an investment adviser pursuant to the Advisers Act, is a Delaware corporation with its principal business address at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

GWCM is responsible for compensating MFS, which receives monthly compensation for its services at the annual rate of 0.35% on all assets of the Great-West MFS International Growth Fund and 0.40% on all assets of the Great-West MFS International Value Fund.

Other Accounts Managed
The Great-West MFS International Growth Fund is co-managed by Marcus L. Smith and Daniel Ling. The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel Ling
Marcus L. Smith
*Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

The Great-West MFS International Value Fund is co-managed by Benjamin Stone and Pablo de la Mata. The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Fund manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone
Pablo de la Mata
*Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

Material Conflicts of Interest Policy
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Fund’s investments. Investments selected for portfolios or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2014, portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)    Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)    Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2014, the following benchmarks were used to measure the portfolio managers’ performance for the Funds:

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Portfolio Manager	Benchmarks
Great-West MFS International Growth Fund
Marcus L. Smith	MSCI EAFE (Europe, Australasia, Far East) Index
Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index
Great-West MFS International Value Fund
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
Pablo de la Mata	MSCI EAFE (Europe, Australasia, Far East) Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

MELLON CAPITAL MANAGEMENT CORPORATION
Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser to the Great-West Stock Index, Great-West S&P Small Cap 600® Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, and Great-West International Index Funds pursuant to a Sub-Advisory Agreement dated December 5, 2013. Mellon Capital began serving as Sub-Adviser to the Great-West S&P Mid Cap 400® Index and Great-West International Index Funds effective December 31, 2010. BNY Investment Advisors served as the Sub-Adviser for the Great-West Stock Index, Great-West S&P Small Cap 600® Index and Great-West S&P 500 Index® Funds through July 20, 2008. Effective July 20, 2008, Mellon Capital assumed the sub-advisory relationship from BNY Investment Advisors pursuant to an internal reorganization that resulted from the merger of The Bank of New York and Mellon Financial Corporation.

GWCM is responsible for compensating Mellon Capital, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:

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Fund	Fee
Great-West International Index Fund	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Great-West S&P 500® Index Fund	0.02% on all assets
Great-West Stock Index Fund	0.02% on all assets
Great-West S&P Mid Cap 400® Index Fund	0.035% on the first $500 million; 0.02% on asset in excess of $500 million
Great-West S&P Small Cap600® Index Fund	0.02% on all assets

Other Accounts Managed
Karen Q. Wong, Richard A. Brown, and Thomas J. Durante are responsible for the day-to-day management of the Funds. The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Karen Q. Wong
Richard A. Brown
Thomas J. Durante
*The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.

Material Conflicts of Interest Policy
Mellon Capital manages numerous accounts with a variety of interests.  This necessarily creates potential conflicts of interest. For example, Mellon Capital may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon Capital client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon Capital's client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon Capital may find that the interests of the debt-holding client accounts and the equity holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon Capital's client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

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Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side by side conflicts of interest such as those described above. Mellon Capital has also developed a conflicts matrix listing potential side by side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming our adherence to such policies and procedures.

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon Capital has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliate underwriters). These procedures are intended to help employees identify and mitigate potential side by side conflicts of interest. Mellon Capital has also developed a conflicts matrix listing potential side by side conflicts and compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest.

Compensation
The primary objectives of Mellon Capital’s compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

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Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

PIONEER INVESTMENT MANAGEMENT, INC.
Pioneer Investment Management, Inc. (“Pioneer”) serves as a Sub-Adviser to the Great-West Multi-Manager Large Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Pioneer, registered as an investment adviser under the Advisers Act, is a Delaware corporation with its principal business address at 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients.

GWCM is responsible for compensating Pioneer, which receives monthly compensation for its services at the annual rate of 0.30% on the first $500 million, 0.24% on the next $500 million and 0.225% on all assets over $1 billion.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Acheson
Paul Cloonan

Material Conflicts of Interest Policy
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited

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supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

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• Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Fund, is the Russell 1000 Growth Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

• Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

• Pioneer results and business line results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investments Management, LLC (“Putnam”), a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada. Putnam is an affiliate of GWCM.

Putnam serves as the Sub-Adviser to the Great-West Putnam High Yield Bond Fund and the Great-West Putnam Equity Income Fund pursuant to a Sub-Advisory Agreement dated March 3, 2014. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

GWCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on all assets over $500 million for the Great-West Putnam Equity Income Fund, and 0.35% on all assets for the Great-West Putnam High Yield Bond Fund.

Other Accounts Managed
Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Great-West Putnam High Yield Bond Fund. The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon
Norman Boucher
Robert Salvin

Darren Jaroch and Walter Scully are responsible for the day-to-day management of the Great-West Putnam Equity Income Fund. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch
Walter Scully

Material Conflicts of Interest Policy
Putnam seeks to treat clients fairly and equitably in line with the firm’s fiduciary obligations and client investment objectives. Putnam takes all reasonable steps to identify, record and manage on an ongoing basis any conflicts of interest in accordance with the firm’s policies and procedures. Putnam may, from time to time, implement additional controls in respect of the management of conflicts of interest where necessary. While Putnam is not aware of any particular conflicts of interest specific to the management of the Fund, there are potential conflicts of interest inherent in the asset management industry. Like other investment managers managing accounts for multiple clients with differing objectives and fee structures, we face various potential conflicts of interest as part of our business – for example, in areas such as trade allocation, portfolio trading, employees’ personal trading, political and lobbying activities, and distribution activities. Putnam seeks to address these potential conflicts, which we believe are also present for our competitors, through specific policies and procedures that relate to individual areas of potential conflict, rather than by means of an overall principle-based or ad hoc approach. Our compliance policies consist of a limited number of general statements, combined with a large number of policies with detailed provisions. The philosophy has been to prepare policies which in a concrete way set forth requirements, procedures and responsibilities. Policies and procedures relating to each conflict of interest are reviewed, tested for effectiveness, and updated periodically, with the goal of having each policy subject to review, testing and updating at least annually.

Notwithstanding that each identified conflict of interest is addressed by means of specific policies, a key function of the Compliance Department, working with management, is to monitor new areas in which conflicts may arise or the nature of conflicts may change over time. This function is addressed through the systematic annual process of updating and reviewing the compliance program, discussed above.

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The below summary of potential conflicts is not inclusive of all potential conflicts that may exist between the adviser and the client. Please see Putnam’s Form ADV Part 2 for further disclosures regarding potential conflicts of interest.

1. Fairness of trading allocation and order priority amongst Clients
Putnam maintains trading aggregation, allocation and best execution policies and procedures that seek to ensure that all trades are treated on a fair and equitable basis. Trade aggregation and allocation procedures are reviewed regularly. Generally, the purchases and sales of securities by Putnam on behalf of clients are effected on an aggregated basis. Subject to the overriding requirements to seek most favorable price and execution under the circumstances, Putnam receives brokerage and research products and services from broker dealers, including from broker dealers with which Putnam places its clients’ portfolio transactions (so-called proprietary research) and from third-party brokers.

2. Soft Dollars
Putnam may allocate trades to generate “soft dollar credits” for brokerage services and trading systems and investment research reports and other research products and services from third-party providers when, in Putnam’s judgment, trading through the firm generating the research would not be feasible or in the account’s best interest. Some of these products and services are of value to Putnam and its affiliates in advising several of their clients, although not all of these services are necessarily useful and of value in managing any particular account. Clients do not receive a direct monetary benefit, however, although brokerage and research products and services so obtained may be useful to Putnam in providing investment advice to all of the clients it advises.

3. The Use of Sensitive Client Data and Non-Public Information
Putnam has a number of policies and procedures to protect the confidentiality of our client information, and in particular, not to sell information about clients or their accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

4. Information barriers between Putnam and its affiliates/subsidiaries
To help ensure that sensitive decision information cannot be used to disadvantage clients, Putnam has established, on its own behalf and for each of its subsidiaries, information barrier (or so-called “Chinese Wall” procedures) regarding portfolio holdings information The investment management and trading functions at Putnam and its subsidiaries and the investment management subsidiaries of its parent company, Power Corporation of Canada, are autonomous and operate separately from each other. These functions include all decision-making on what, how and when to buy, sell or hold specific securities in client portfolios and the trading related to implementation of these decisions. Information barrier policies are intended to permit the investment management and trading functions of each firm to operate without regard to or interference from the other and to provide reasonable assurances that sensitive investment management and trading information will not be shared between Putnam and the other Power business units.

5. Code of Ethics
Putnam maintains a Code of Ethics, which applies to all employees of Putnam, that regulates the personal securities trading activities of these employees and the trading activity of certain family members and entities (such as corporations, trusts, or partnerships) that employees may be deemed to control or influence. The Code of Ethics imposes limits on activities of employees of Putnam and the Putnam investment advisers where the activity may conflict with the interests of clients of Putnam or the Putnam investment advisers. These include certain personal trading restrictions, prohibitions against the buying and selling of any security while either Putnam or the employee is in possession of material, non-public information (inside information) concerning the security or the issuer, and limits on the receipt and solicitation of gifts and on service as a fiduciary for a person or entity outside of Putnam. As a condition of employment, every employee accepts the obligation to comply with the letter and the spirit of the Code.

Compensation
In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective - delivering strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling three-year period. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an

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individual basis for Investment staff.

These targets are based on the top quartile of the market and are designed to reward performance at this level with the primary bonus driver being fund performance against the market over three years. In particular:

•	Portfolio managers who achieve top-quartile returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses

•	Portfolio managers who deliver median performance will receive 50% of their target bonus

•	Portfolio managers who deliver bottom-quartile performance will typically receive no bonus

In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. As well as incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

SILVANT CAPITAL MANAGEMENT LLC
Silvant Capital Management LLC (“Silvant”) serves as the Sub-Adviser to the Great-West Small Cap Growth Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013. Silvant, registered as an investment adviser under the Advisers Act, is a Delaware limited liability company with its principal business address at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a majority owned subsidiary of SunTrust Banks, Inc.*

*Reflects current organizational structure as of the date of this SAI. Certain employees of RidgeWorth Capital Management, Inc. and its wholly-owned boutiques, including Silvant, in partnership with affiliated funds of Lightyear Capital LLC, primarily a financial services private equity firm, propose to acquire SunTrust Bank, Inc.’s shareholding in RidgeWorth Capital Management, Inc.  This transaction is expected to close during the second quarter of 2014.

GWCM is responsible for compensating Silvant, which receives monthly compensation for its services at the annual rate of 0.40% on net assets.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Chris Guinther
Michael Sansoterra
Joe Ransom
Sandeep Bhatia

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Material Conflicts of Interest Policy
Management of both the Fund and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation
Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Fund’s investment performance. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and benchmark over multi-year periods, as applicable. Where portfolio managers are responsible for multiple funds or other managed accounts, each is weighted based on its size and relative strategic importance to Silvant. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually, and a portion of the bonus may be subject to a mandatory deferral which vests over three years subject to the terms of the Deferred Compensation Incentive Plan.

In addition, certain portfolio managers may also participate in RidgeWorth Capital Management’s long-term stock plan or may receive a retention bonus/incentive guarantee for a fixed period when RidgeWorth and/or Silvant deem it necessary to recruit or retain the employee.

All full-time employees of Silvant are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. Certain portfolio managers may also be eligible for additional retirement benefits under supplemental retirement plans upon reaching specified compensation levels of eligibility and approval by management.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of December 31, 2014.

T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Great-West T. Rowe Price Equity Income Fund and the Great-West T. Rowe Price Mid Cap Growth Fund pursuant to Sub-Advisory Agreements dated December 5, 2013. T. Rowe Price, registered as an investment adviser under the Advisers Act, is a Maryland corporation with its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For the Great-West T. Rowe Price Equity Income Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at the following annual rates:

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Annual Fee Rate	Assets
0.50%	First $50 million
0.45%	Next $50 million
0.40%	Reset at $100 million
0.35%	Reset at $200 million
0.325%	Reset at $500 million
0.30%	Over $500 million
0.30%	Reset at $1 billion

For the Great-West T. Rowe Price Mid Cap Growth Fund, GWCM is responsible for compensating T. Rowe Price, which receives monthly compensation for its services at an annual rate of 0.50% on all assets.

Other Accounts Managed
The Great-West T. Rowe Price Equity Income Fund is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Great-West T. Rowe Price Equity Income Fund and works with the Committee in developing and executing the investment program for the Great-West T. Rowe Price Equity Income Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian C. Rogers

The Great-West T. Rowe Price Mid Cap Growth Fund is managed by an Investment Advisory Committee chaired by Brian W.H. Berghuis. Mr. Berghuis has day-to-day responsibility for managing the Great-West T. Rowe Price Mid Cap Growth Fund and works with the Committee in developing and executing the investment program for the Great-West T. Rowe Price Mid Cap Growth Fund.

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Brian W.H. Berghuis

Material Conflicts of Interest Policy
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

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The portfolio managers did not own any shares of the Funds as of December 31, 2014.

GREAT-WEST PROFILE, GREAT-WEST LIFETIME, GREAT-WEST SECUREFOUNDATION® BALANCED AND GREAT-WEST SECUREFOUNDATION® LIFETIME FUNDS
The Profile Funds, Lifetime Funds, SecureFoundation® Balanced Fund, and SecureFoundation® Lifetime Funds are managed by an Asset Allocation Committee of GWCM comprised of Catherine Tocher, S. Mark Corbett, David McLeod, Jonathan Kreider, Thone Gdovin and Andrew Corwin.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher
S. Mark Corbett
David McLeod
Jonathan Kreider
Thone Gdovin
Andrew Corwin

Material Conflicts of Interest Policy
GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Profile Funds', Lifetime Funds’, SecureFoundation® Balanced Fund’s, and SecureFoundation® Lifetime Funds’ investments and the investments of the other accounts included above. Investment personnel affiliated with GWCM also manage the investments of a GWCM affiliate, Great-West Trust Company, LLC, a trust company domiciled and governed by the laws of the State of Colorado (“GWTC”).  GWCM is an affiliate of GWTC through common ownership in which GWL&A is the sole owner of both GWCM and GWTC. GWTC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Funds of Great-West Funds which is advised by GWCM. Additionally, GWTC offers various collective investment trusts (“CITs”) solely to its clients for which such CITS are advised by GWCM. GWCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.

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Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Fund as well as to other GWCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities
Ms. Tocher owned shares of the following Funds as of December 31, 2014:

Great-West Aggressive Profile II Fund - between $50,001 - $100,000
Great-West Moderate Profile II Fund - between $50,001 - $100,000

Mr. Corbett owned shares of the following Fund as of December 31, 2014:

Great-West Aggressive Profile II Fund - between $100,001 - $500,000

GREAT-WEST MONEY MARKET, GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES, GREAT-WEST SHORT DURATION BOND, AND GREAT-WEST BOND INDEX FUNDS
The Great-West Bond Index, Great-West Money Market, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds are managed by an internal investment management team headed by Catherine Tocher. Ms. Tocher has managed the Great-West Bond Index Fund since 2004, the Great-West Money Market Fund since 2000, the Great-West Short Duration Bond Fund since 2003, and the Great-West U.S. Government Mortgage Securities Fund since 1993. Thone Gdovin, Portfolio Manager, has managed the Great-West Bond Index, Great-West Money Market, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds since 2013. Sam Moyn and Kiva Patten, each an Assistant Portfolio Manager, have managed the Great-West Bond Index, Great-West Short Duration Bond and Great-West U.S. Government Mortgage Securities Funds since 2013 and 2014, respectively.

Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2014.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Catherine Tocher
Thone Gdovin
Sam Moyn
Kiva Patten

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Material Conflicts of Interest Policy
GWCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Funds and the investments of the other accounts included above. Investment personnel affiliated with GWCM also manage the investments of stable value funds and separate accounts of GWL&A and GWL&A of NY.  GWCM is a subsidiary of GWL&A and an affiliate of GWL&A of NY, which is also a subsidiary of GWL&A. GWCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, agency and principal transactions, brokerage and trade allocation which GWCM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with GWCM.

Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between GWCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Fund as well as to other GWCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

Ownership of Securities
The portfolio managers did not own any shares of the Funds as of December 31, 2014.

Sub-Advisory Fees
For the past three fiscal years ended December 31, 2012, 2013 and 2014, the Sub-Advisers were paid fees for their services to Great-West Funds as follows:

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Fund	2014	2013	2012
Great-West American Century Growth		$1,538,973	$1,449,856
Great-West Ariel Mid Cap Value		$272,970	$196,223
Great-West Ariel Small Cap Value[1]		$124,109	$120,969
Great-West Federated Bond		$600,170	$484,856
Great-West Goldman Sachs Mid Cap Value		$1,538,371	$669,370
Great-West International Index		$148,648	$82,864
Great-West Invesco ADR[2]		$67,550	$970,744
Great-West Invesco Small Cap Value		$336,218	$317,273
Great-West Loomis Sayles Bond		$1,636,810	$1,197,098
Great-West Loomis Sayles Small Cap Value		$874,548	$752,105
Great-West MFS International Growth		$964,907	$815,740
Great-West MFS International Value		$2,319,036	$1,152,314
Great-West Multi-Manager Large Cap Growth[3]		$1,331,035	$1,351,607
Great-West Putnam Equity Income		$1,711,329	$1,315,029
Great-West Putnam High Yield Bond		$806,622	$516,373
Great-West Real Estate Index[4]		$132,406	$6,002
Great-West S&P 500® Index		$311,877	$232,498
Great-West S&P Mid Cap 400® Index		$123,118	$63,021
Great-West S&P Small Cap 600® Index		$108,705	$79,318
Great-West Small Cap Growth		$391,428	$427,486
Great-West Stock Index		$60,654	$58,239
Great-West T. Rowe Price Equity Income		$2,596,727	$2,266,343
Great-West T. Rowe Price Mid Cap Growth		$3,798,359	$3,204,906
Great-West Templeton Global Bond		$890,348	$719,454
1 Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013
2 Fund merged into Great-West MFS International Value Fund on April 30, 2013
3 The Sub-Adviser and sub-advisory fees for this Fund changed effective September 1, 2013
4 Fund commenced operations on November 27, 2012

DISTRIBUTION AND OTHER SERVICES

Multiple Class Structure
The Board of Directors has adopted multiple class plans, as amended from time to time (the “Multiple Class Plans”), pursuant to Rule 18f-3 under the 1940 Act. Funds that offer only one class of shares do not have sales charges or distribution fees. Certain Funds offer two or more classes of shares. The Institutional Class, Initial Class, Class T, and Class G shares offered with certain Funds do not have sales charges or distribution fees. The Class L, Class T1, and Class G1 shares offered with certain Funds do not have sales charges but have a distribution fee (or 12b-1 fee).

Principal Underwriter and Distributor
GWFS serves as principal underwriter and distributor of Great-West Funds’ shares. GWFS is an affiliate of GWCM and is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. GWFS is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement calls for GWFS to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Great-West Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for Great-West Funds. The principal underwriter did not retain any underwriting commissions during the last three fiscal years ended December 31, 2012, 2013 and 2014.

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Compensation received by the principal underwriter during Great-West Funds’ last fiscal year ended December 31, 2014:

Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
GWFS Equities, Inc.	$0	$0	$0	$0

Class T1 Distribution Plan
The Lifetime Funds have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for its Class T1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class T1 shares of the Lifetime Funds to compensate the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T1 shares of the Lifetime Funds and/or for providing or arranging for the provision of services to the Lifetime Funds’ Class T1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class T1 shares of the Lifetime Fund). Because these fees are paid out of Class T1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Lifetime Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Lifetime Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”).  The Distribution Plan may not be amended with respect to any Lifetime Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class T1 shares of the relevant Lifetime Fund which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any Lifetime Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class T1 shares of the relevant Lifetime Fund.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Lifetime Fund and the Class T1 shareholders of each Lifetime Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Lifetime Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Lifetime Fund's shares, the payment by the Lifetime Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class T1 shares and/or providing services to shareholders of the Lifetime Funds' Class T1 shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class T1 shares and for providing or arranging for the provision of services to Class T1 shareholders:

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Fund	Payments*	Amounts Waived
Great-West Lifetime 2015 I
Great-West Lifetime 2015 II
Great-West Lifetime 2015 III
Great-West Lifetime 2025 I
Great-West Lifetime 2025 II
Great-West Lifetime 2025 III
Great-West Lifetime 2035 I
Great-West Lifetime 2035 II
Great-West Lifetime 2035 III
Great-West Lifetime 2045 I
Great-West Lifetime 2045 II
Great-West Lifetime 2045 III
Great-West Lifetime 2055 I
Great-West Lifetime 2055 II
Great-West Lifetime 2055 III
* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class T1 shares were first offered with the Lifetime Funds as of May 1, 2009.

Class G1 Distribution Plan
The SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds (for purposes of this section, the “SecureFoundation® Fund(s)”) have adopted a distribution or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for their Class G1 shares. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class G1 shares of the SecureFoundation® Funds to compensate the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders. Such fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class G1 shares of the SecureFoundation® Funds and/or for providing or arranging for the provision of services to the SecureFoundation® Funds’ Class G1 shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.10% (expressed as a percentage of average daily net assets of the Class G1 shares of the SecureFoundation® Fund). Because these fees are paid out of Class G1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you

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more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each SecureFoundation® Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the SecureFoundation® Funds and (b) the Independent Plan Directors.  The Distribution Plan may not be amended with respect to any SecureFoundation® Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Fund which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any SecureFoundation® Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class G1 shares of the relevant SecureFoundation® Fund.  As required by the Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each SecureFoundation® Funds and the Class G1 shareholders of each SecureFoundation® Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a SecureFoundation® Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the SecureFoundation® Fund's shares, the payment by the SecureFoundation® Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected financial intermediaries pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class G1 shares and/or providing services to shareholders of the SecureFoundation® Funds' Class G1 shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class G1 shares and for providing or arranging for the provision of services to Class G1 shareholders:

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Fund	Payments*	Amounts Waived
Great-West SecureFoundation® Balanced
Great-West SecureFoundation® Lifetime 2015
Great-West SecureFoundation® Lifetime 2020
Great-West SecureFoundation® Lifetime 2025
Great-West SecureFoundation® Lifetime 2030
Great-West SecureFoundation® Lifetime 2035
Great-West SecureFoundation® Lifetime 2040
Great-West SecureFoundation® Lifetime 2045
Great-West SecureFoundation® Lifetime 2050
Great-West SecureFoundation® Lifetime 2055
* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class G1 shares were first offered with the SecureFoundation® Funds as of November 13, 2009.

Class L Distribution and Service Plan
Certain Funds have adopted a distribution and service or "Rule 12b-1" plan (for purposes of this section, "Distribution Plan" or "Rule 12b-1 Plan") for their Class L shares (“Class L Funds”). The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to reimbursement plans which reimburse only for expenses incurred. The plan allows the Class L shares of the Class L Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sale of Class L shares of the Class L Funds and/or for providing or arranging for the provision of services to the Class L Funds’ Class L shareholders.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Class L Funds). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the terms of the Distribution Plan, it continues from year to year with respect to each Class L Fund, provided its continuance is approved annually by votes cast in person at a meeting of the majority of both (a) the Board with respect to the Class L Funds and (b) those directors of Great-West Funds who are not “interested persons” of Great-West Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (“Independent Plan Directors”).  The Distribution Plan may not be amended with respect to any Class L Fund to increase materially the maximum amount of the distribution and/or service fees unless such amendment is approved by a majority of the outstanding voting Class L shares of the relevant Class L Fund which has voting rights with respect to the Distribution Plan.  No material amendment to the Distribution Plan shall be made unless approved as described above with respect to the annual continuance of the Plan.  The Distribution Plan may be terminated at any time with respect to any Class L Fund by vote of a majority of the Independent Plan Directors, or by the vote of a majority of the outstanding voting Class L shares of the relevant Class L Fund.  As required by the

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Distribution Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for such expenditures.

The Directors, including a majority of Independent Plan Directors, approved the Distribution Plan by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Directors have determined that the Distribution Plan is reasonably likely to benefit each Class L Fund and the Class L shareholders of each Class L Fund.

The Distribution Plan provides that to the extent that any investment management and administration fees paid by a Class L Fund might be considered as indirectly financing any activity which is primarily intended to result in the sale of the Class L Fund's shares, the payment by the Class L Fund of such fees is authorized under the Distribution Plan.

The Distributor has entered into, and will enter into, from time to time, agreements with selected broker/dealers and other financial intermediaries (collectively, "financial intermediaries") pursuant to which such financial intermediaries will provide certain services in connection with distributing, selling, or supporting the sale of Class L shares and/or providing services to shareholders of the Class L Funds' Class L shares.

For the fiscal year ended December 31, 2014, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:

Fund	Payments*	Amounts Waived
Great-West Aggressive Profile II
Great-West Bond Index
Great-West Conservative Profile II

Great-West Lifetime 2015 II
Great-West Lifetime 2025 II
Great-West Lifetime 2035 II
Great-West Lifetime 2045 II
Great-West Lifetime 2055 II
Great-West Moderate Profile II
Great-West Moderately Aggressive Profile II
Great-West Moderately Conservative Profile II
Great-West S&P 500® Index
Great-West S&P Small Cap 600® Index

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Great-West SecureFoundation Balanced
Great-West SecureFoundation Lifetime 2015
Great-West SecureFoundation Lifetime 2020
Great-West SecureFoundation Lifetime 2025
Great-West SecureFoundation Lifetime 2030
Great-West SecureFoundation Lifetime 2035
Great-West SecureFoundation Lifetime 2040
Great-West SecureFoundation Lifetime 2045
Great-West SecureFoundation Lifetime 2050
Great-West SecureFoundation Lifetime 2055
Great-West Short Duration Bond
Great-West T. Rowe Price Equity Income
Great-West T. Rowe Price Mid Cap Growth
* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

The Class L shares were first offered with the Class L Funds as of January 31, 2011.

GWL&A Administrative Services Agreement
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM's parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, "Account Holders") who invest their assets in the Funds through Permitted Accounts. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Funds. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class, Class T, Class T1, Class G, Class G1 and Class L shares of the Funds a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class.

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Mercer Administrative Services Agreement
Effective May 1, 2008, GWCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer provides recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Funds of Great-West Funds for which Mercer serves as record keeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer receives from GWCM a fee equal to 0.35% of the average daily net asset value of the shares of each of the Funds for which Mercer provides services.

Putnam Administrative Services Agreement
The Distributor and GWCM have entered into a Services Agreement with their affiliate, Putnam Investor Services, Inc. (“Putnam”), who provides certain administrative and recordkeeping services as agent for the sponsor of college savings programs under Section 529 of the Internal Revenue Code of 1986, as amended (the “529 Plan”). Under the Services Agreement Putnam provides certain recordkeeping and administrative services to Great-West Funds with regard to each Fund that is sold as an investment option in the Plan. For services rendered and expenses incurred pursuant to the Services Agreement, the Distributor pays Putnam a fee of 0.20% of the average daily net asset value of the share of each Fund that is sold in the 529 Plan.

Other Payments to Financial Intermediaries
GWL&A and/or its affiliates (collectively, the "GWL&A Funds Group" or "GFG") may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such

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payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Fund shares, and/or shares of other mutual funds affiliated with Great-West Funds, are not considered a factor in the selection of broker-dealers to execute Great-West Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, GWCM, or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Great-West Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither GWCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of GWCM or the Sub-Adviser, as applicable, to seek best execution , taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While GWCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of GWCM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed "mark-up" or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for Great-West Funds, GWCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by GWCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where GWCM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the

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cost of the information or service allocable to the non-research use is paid by GWCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

GWCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Funds and other GWCM client accounts, GWCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, GWCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, GWCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser's policies and procedures.

No brokerage commissions have been paid by the Great-West Money Market, Great-West Bond Index, Great-West U.S. Government Mortgage Securities, Great-West Short Duration Bond, Great-West Templeton Global Bond, Profile, Lifetime, SecureFoundation® Balanced or SecureFoundation® Lifetime Funds for the years ended December 31, 2012 through December 31, 2014. For the years 2012, 2013 and 2014 the Funds paid commissions as follows:

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Fund	2014	2013	2012
Great-West American Century Growth		$236,706	$226,836
Great-West Ariel Mid Cap Value		$91,876	$34,758
Great-West Ariel Small Cap Value[1]		$43,398	$29,267
Great-West Federated Bond		-	-
Great-West Goldman Sachs Mid Cap Value		$92,917	$36,333
Great-West International Index		$60,705	$60,961
[2]		$24,354	$329,429
Great-West Invesco Small Cap Value		$507,648	$509,462
Great-West Loomis Sayles Bond		$1,808	$2
Great-West Loomis Sayles Small Cap Value		$179,750	$137,555
Great-West MFS International Growth		$122,648	$127,802
Great-West MFS International Value		$254,522	$250,532
Great-West Multi-Manager Large Cap Growth		$315,056	$83,464
Great-West Putnam Equity Income		$343,584	$416,449
Great-West Putnam High Yield Bond		$18,022	$5,738
Great-West Real Estate Index[3]		$26,242	$5,693
Great-West S&P 500® Index		$322	$7,984
Great-West S&P Mid Cap 400® Index		$13,418	$19,603
Great-West S&P Small Cap 600® Index		$12,913	$20,031
Great-West Small Cap Growth		$220,552	$135,729
Great-West Stock Index		$5,516	$3,429
Great-West T. Rowe Price Equity Income		$137,558	$149,291
Great-West T. Rowe Price Mid Cap Growth		$312,750	$316,703
1 Fund merged into Great-West Ariel Mid Cap Value Fund on December 20, 2013
2 Fund merged into Great-West MFS International Value Fund on April 30, 2013
3 Fund commenced operations on November 27, 2012

During the fiscal year ended December 31, 2014, certain of the Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended December 31, 2014.

Fund	Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Great-West Bond Index

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Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Citigroup Global Markets, Inc.
JP Morgan Securities LLC
Wells Fargo Investments LLC
Deutsche Bank Securities, Inc.
Nomura Securities International, Inc.
UBS Securities LLC
Barclays Capital, Inc.
Great-West Federated Bond
Morgan Stanley & Co., Inc.
Citigroup Global Markets, Inc.
JP Morgan Securities LLC
UBS Securities LLC
Goldman Sachs & Co.
Merrill Lynch & Co., Inc.
Great-West International Index
BNP Paribas Securities Corp
UBS Securities LLC
Barclays Capital, Inc.
Deutsche Bank Securities, Inc.

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Credit Suisse Securities (USA) LLC
Nomura Securities International, Inc.
Great-West Loomis Sayles Bond
Morgan Stanley & Co., Inc.
Citigroup Global Markets, Inc.
Barclays Capital, Inc.
Merrill Lynch & Co., Inc
Goldman Sachs & Co.
JP Morgan Securities LLC
Great-West MFS International Growth
UBS Securities LLC
Barclays Capital, Inc.
Great-West Putnam Equity Income
JP Morgan Securities LLC
Citigroup Global Markets, Inc.
Wells Fargo Investments LLC
Great-West Putnam High Yield Bond
Citigroup Global Markets, Inc.
Great-West S&P® 500 Index
JP Morgan Securities LLC
Wells Fargo Investments LLC

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Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co., Inc.
Great-West Short Duration Bond
JP Morgan Securities LLC
Goldman Sachs & Co.
Morgan Stanley & Co., Inc.
Wells Fargo Investments LLC
Nomura Securities International, Inc.
Barclays Capital, Inc.
Citigroup Global Markets, Inc.
Deutsche Bank Securities, Inc.
Great-West Stock Index
JP Morgan Securities LLC
Wells Fargo Investments LLC
Citigroup Global Markets, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co., Inc.
Great-West T. Rowe Price Equity Income
JP Morgan Securities LLC
Wells Fargo Investments LLC

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Great-West U.S. Government Mortgage Securities
Goldman Sachs & Co.
JP Morgan Securities LLC
Great-West Lifetime 2015 I
Wells Fargo Investments LLC
Great-West Lifetime 2015 II
Wells Fargo Investments LLC
Great-West Lifetime 2015 III
Wells Fargo Investments LLC
Great-West Lifetime 2025 I
Wells Fargo Investments LLC
Great-West Lifetime 2025 II
Wells Fargo Investments LLC

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Great-West Lifetime 2025 III
Wells Fargo Investments LLC
Great-West Lifetime 2035 I
Wells Fargo Investments LLC
Great-West Lifetime 2035 II
Wells Fargo Investments LLC
Great-West Lifetime 2035 III
Wells Fargo Investments LLC
Great-West Lifetime 2045 I
Wells Fargo Investments LLC
Great-West Lifetime 2045 II

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Wells Fargo Investments LLC
Great-West Lifetime 2045 III
Wells Fargo Investments LLC
Great-West Lifetime 2055 I
Wells Fargo Investments LLC
Great-West Lifetime 2055 II
Wells Fargo Investments LLC
Great-West Lifetime 2055 III
Wells Fargo Investments LLC

Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in GWCM's judgment.

With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2015, the outstanding shares of Great-West Funds were held of record by GWL&A, Great-West Life & Annuity Insurance Company of New York, and New England Life Insurance Company (collectively, the “Insurance Companies”), by certain retirement plans, by IRA custodians and trustees, and by Funds of Great-West Funds organized as funds-of-funds. The Insurance Companies hold shares principally in their separate accounts: Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, COLI VUL-1 Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, Variable Annuity-2 Series Account and Trillium Variable Annuity Series Account of GWL&A; TNE Series (k) Account of New England Life Insurance Company; and FutureFunds II Series Account, DB-1 Series Account and Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company of New York. GWL&A, which provided the initial capitalization for certain Funds, also holds shares directly. Investments by GWCM consist of initial capitalization.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.

To the best knowledge of Great-West Funds, as of April 1, 2015, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding shares held by such holders are set forth in the following tables. Other than as indicated below, Great-West Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding shares.

The list is presented in alphabetical order by Fund. As a group, the officers and Directors of Great-West Funds owned less than 1% of the outstanding shares of each of the Funds.

Fund:	Record Owner:	Address:	Percentage:
Great-West Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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Great-West Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West American Century Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Ariel Mid Cap Value Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Ariel Mid Cap Value Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Bond Index Fund Initial Class:	Vanguard Health Systems	20 Burton Hills Boulevard Suite 100, Nashville, TN, 37215
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Bond Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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Great-West Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Federated Bond Fund Initial Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Goldman Sachs Mid Cap Value Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111

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	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West International Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Invesco Small Cap Value Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111

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	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2015 Fund I Class T:	Rex Encore, LLC	220 West Lockwood Avenue , Webster Groves, MO, 63119
	City of Jacksonville	117 W. Duvall Street, Suite 100, Jacksonville, FL 32202
	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921
	FIRST STATE BANK OF FERTILE	114 Mill Street North, PO BOX 98, Fertile, MN 56540
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2015 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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	West Texas Gas, Inc. and Affiliated Companies	211 N Colorado, Midland, TX 79701
Great-West Lifetime 2015 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920
Great-West Lifetime 2015 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2015 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2015 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920
	Klingner & Associates, P.C.	616 North 24th Street, Quincy, IL 62301
	Welch Comer & Associates, Inc.	350 East Kathleen Avenue , Coeur D Alene, ID, 83815
	S&ME Inc.	3201 Spring Forest Road , Raleigh, NC, 27616

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	Hubbell, Roth, & Clark, Inc.	555 Hulet Drive , Bloomfield Hills, MI, 48303-0824
Great-West Lifetime 2015 Fund III Class T1:	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste 300, Anchorage, AK 99503
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608
	Frontier Auto Sales	23621 Creekside Rd, Valencia, CA 91355
	St. John Hardware and Implement Co.	904 S Hayford Rd, Airway Heights, WA 99001
Great-West Lifetime 2025 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 06921
	City of Jacksonville	117 W. Duvall Street, Suite 100, Jacksonville, FL 32202
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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	Rex Encore, LLC	220 West Lockwood Avenue , Webster Groves, MO, 63119
	City of Dunedin	750 Milwaukee Avenue, Dunedin, FL, 34698
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221
Great-West Lifetime 2025 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2025 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The Christian and Missionary Alliance	8595 Explorer Drive, Colorado Springs, CO 80920
	Cooper Hatchery, Inc.	22348 Road 140, Oakwood, OH, 45873
Great-West Lifetime 2025 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2025 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111

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Great-West Lifetime 2025 Fund III Class T:	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920
	S&ME Inc.	3201 Spring Forest Road , Raleigh, NC, 27616
Great-West Lifetime 2025 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608
	Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704
	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste 300, Anchorage, AK 99503
Great-West Lifetime 2035 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 6921
	City of Jacksonville	117 W. Duvall Street, Suite 100, Jacksonville, FL 32202
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221

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	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2035 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2035 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873
Great-West Lifetime 2035 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2035 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2035 Fund III Class T:	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road , Melville, NY, 11747
	Focus on the Family	8605 Explorer Drive, Colorado Springs, CO, 80920
Great-West Lifetime 2035 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

108

	Jermain, Dunnagan & Owens, P.C.	3000 A St, Ste 300, Anchorage, AK 99503
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608
	Southwest Idaho ENT & Southwest Idaho Surgery Center, Inc.	900 N Liberty St Ste 400, Boise, ID, 83704
Great-West Lifetime 2045 Fund I Class T:	Shorewood Packaging Corporation	400 Atlantic 14th Floor, Stamford, CT, 06921
	BEMIDJI DENTAL CLINIC 401(K) PLAN	2600 Bemidji AV , Bemidji, MN, 56601
	Rex Encore, LLC	220 West Lockwood Avenue , Webster Groves, MO, 63119
	Emerald Performance Materials, LLC	2020 Front St., Suite 100, Cuyahoga Falls, OH 44221
	City of Jacksonville	117 W. Duvall Street, Suite 100, Jacksonville, FL 32202
Great-West Lifetime 2045 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

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Great-West Lifetime 2045 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2045 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2045 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103
Great-West Lifetime 2045 Fund III Class T:	Mead & Hunt, Inc.	6501 Watts Rd Suite 101, Madison, WI, 53719
	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road , Melville, NY, 11747
Great-West Lifetime 2045 Fund III Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608
	Maintenance Supply Headquarters, LP	12315 Parc Crest Drive Suite 100, Stafford, TX, 77477

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	Smiles By Design	180 N LaSalle Street Suite 101, Chicago, IL, 60601
Great-West Lifetime 2055 Fund I Class T:	City of Dunedin	750 Milwaukee Avenue, Dunedin, FL, 34698
	City of Jacksonville	117 W. Duvall Street, Suite 100, Jacksonville, FL 32202
	FRANDSEN CORPORATION	4388 West Round Lake Road, Arden Hills, MN 55112
Great-West Lifetime 2055 Fund I Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	BCBGMAXAZRIAGROUP, Inc.	2761 Fruitland Avenue, Vernon, CA 90058
Great-West Lifetime 2055 Fund II Class T:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	City of Hastings, Nebraska	220 North Hastings Avenue, Hastings, NE 68901
	Trans States Holdings, Inc.	11495 Navaid Rd, Suite 340, Bridgeton, MO 63044

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	Kemin Industries, Inc.	2100 Maury Street , Des Moines, IA, 50317
	City of South San Francisco	PO Box 711 , South San Francisco, CA, 94083
	Cooper Hatchery, Inc.	22348 Road 140 , Oakwood, OH, 45873
Great-West Lifetime 2055 Fund II Class T1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Lifetime 2055 Fund II Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
	Biomedical Research Foundation of Northwest Louisiana	1505 Kings Hwy, Shreveport, LA 71103
Great-West Lifetime 2055 Fund III Class T:	S&ME Inc.	3201 Spring Forest Road, Raleigh, NC, 27616
	HOLZMACHER, McLENDON & MURRELL, P.C.	575 Broad Hollow Road, Melville, NY, 11747
	Wood Rodgers Inc.	3301 C Street, Building 100B, Sacramento, CA 95816-3300

112

Great-West Lifetime 2055 Fund III Class T1:	Childrens Dental Health Center Inc.	9006 E 62nd South Suite A, Tulsa, OK, 74133
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	ESCO Services, Inc.	7200 19 Mile Road, Sterling Heights, MI 48314
	Alabama Orthopaedic Clinic PC	3610 Springhill Memorial Dr North, Mobile, AL 36608
	MLS Property Information Network, Inc.	904 Hartford Turnpike , Shrewsbury, MA, 01545-4173
	Womens Healthcare Associates, P.A.	2327 Coronado St Suite A-205, Idaho Falls, ID, 83404
Great-West Loomis Sayles Bond Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111

113

	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Loomis Sayles Small Cap Value Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Vanguard Health Systems	20 Burton Hills Boulevard Suite 100, Nashville, TN, 37215
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West MFS International Growth Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111

114

	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West MFS International Value Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West MFS International Value Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderate Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

115

Great-West Moderate Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderate Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Aggressive Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Aggressive Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Aggressive Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Conservative Profile I Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Conservative Profile II Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Moderately Conservative Profile II Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111

116

Great-West Money Market Fund Initial Class:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Rollover IRA	8515 E. Orchard Rd., P.O. Box 173764, Greenwood Village, CO 80111
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Multi-Manager Large Cap Growth Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111

117

	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Putnam Equity Income Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Putnam High Yield Bond Fund Initial Class:	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111

118

	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund I Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Real Estate Index Fund Initial Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111

119

Great-West S&P 500® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West S&P 500® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West S&P Mid Cap 400® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111

120

Great-West S&P Small Cap 600® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West S&P Small Cap 600® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Balanced Fund Class G:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	Regional Transportation District	1600 Blake Street , Denver, CO, 80202
	KCI Technologies, Inc.	936 Ridgebrook Road , Sparks, MD, 21152
Great-West SecureFoundation® Balanced Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

121

	CBT Company	737 West Sixth Street , Cincinnati, OH, 45203
Great-West SecureFoundation® Balanced Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2015 Fund Class G:	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	SUZY'S ZOO	411 Camino del Rio South Suite 204, San Diego, CA, 92108
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2015 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Mini Pharmacy Enterprises, Inc.	1916 Malcolm Ave , Los Angeles, CA, 90025
	Community Education Center, Inc.	35 Fairfield Place , West Caldwell, NJ, 07006-6206

122

	Banaszak Concrete Corporation	2401 College Ave , Davie, FL, 33317-7402
Great-West SecureFoundation® Lifetime 2015 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2020 Fund Class G:	WHIP MIX CORPORATION	361 FARMINGTON AVENUE, P.O. BOX 17183, LOUISVILLE, KY 40217
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	Palomar Technologies, Inc.	2728 Loker Ave W , Carlsbad, CA, 92010
	SELZER-ORNST CO.	6222 W. State St. , WAUWATOSA, WI, 53213
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927
	POWER COUNTY HIGHWAY DISTRICT RETIREMENT PLA	P. O. BOX 513, AMERICAN FALLS, ID 83211

123

Great-West SecureFoundation® Lifetime 2020 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Nova Molecular Technologies, Inc	1 Parker Place Suite 725, Janesville, WI, 53545
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060
Great-West SecureFoundation® Lifetime 2020 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2025 Fund Class G:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	POWER COUNTY HIGHWAY DISTRICT RETIREMENT PLA	P. O. BOX 513, AMERICAN FALLS, ID 83211
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927

124

Great-West SecureFoundation® Lifetime 2025 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2025 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2030 Fund Class G:	Palomar Technologies, Inc.	2728 Loker Ave W , Carlsbad, CA, 92010
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
Great-West SecureFoundation® Lifetime 2030 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	MSSC, Inc.	1957 Crooks Road, Suite A, Troy, MI 48084
	Epoch Software Systems, Inc.	913 Gulf Breeze Parkway Suite 21A, Gulf Breeze, FL, 32561-4732
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060

125

	Delaney Development, Inc.	225 Springhill Memorial Place , Mobile, AL, 36608
Great-West SecureFoundation® Lifetime 2030 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2035 Fund Class G:	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	Brecht Enterprises, Inc.	1555 Auto Park Way, Escondido, CA 92029
	POWER COUNTY HIGHWAY DISTRICT RETIREMENT PLA	P. O. BOX 513, AMERICAN FALLS, ID 83211
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927

126

	Gwinnett County	75 Langley Drive, Lawrenceville, GA 30046
	BLACK HILLS ORTHOPEDIC	PO Box 6850, RAPID CITY, SD 57709
Great-West SecureFoundation® Lifetime 2035 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410
	Community Education Center, Inc.	35 Fairfield Place , West Caldwell, NJ, 07006-6206
	Costa Farms, LLC	22290 SW 162 Avenue , Goulds, FL, 33170-3906
Great-West SecureFoundation® Lifetime 2035 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2040 Fund Class G:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130

127

	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927
	Palomar Technologies, Inc.	2728 Loker Ave W , Carlsbad, CA, 92010
	Farmer's Rice Cooperative	1760 Creekside Oaks, Suite 200, Sacramento, CA 95833
	SOUND PUBLISHING , INC.	11323 Commando Rd. W, Unit 1, Everett, WA 98204
Great-West SecureFoundation® Lifetime 2040 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Jay E. Boatwright, III D.M.D., P.A.	914 Royce St, Pensacola, FL 32503
	West Michigan Surgical Specialists, P.L.C.	245 Cherry SE Suite 102, Grand Rapids, MI, 49503
	MSSC, Inc.	1957 Crooks Road, Suite A, Troy, MI 48084
	Delaney Development, Inc.	225 Springhill Memorial Place , Mobile, AL, 36608

128

Great-West SecureFoundation® Lifetime 2040 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2045 Fund Class G:	POWER COUNTY HIGHWAY DISTRICT RETIREMENT PLA	P. O. BOX 513, AMERICAN FALLS, ID 83211
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130
	AJA Video Systems, Inc.	180 Litton Drive, Grass Valley, CA 95945
	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927
	Farmer's Rice Cooperative	1760 Creekside Oaks, Suite 200, Sacramento, CA 95833
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2045 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

129

	Costa Farms, LLC	22290 SW 162 Avenue , Goulds, FL, 33170-3906
	OBGYN Specialists of the Palm Beaches, Inc	2979 PGA Boulevard Suite 100, Palm Beach Gardens, FL, 33410
	Community Education Center, Inc.	35 Fairfield Place , West Caldwell, NJ, 07006-6206
Great-West SecureFoundation® Lifetime 2045 Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2050 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927
	Palomar Technologies, Inc.	2728 Loker Ave W , Carlsbad, CA, 92010
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111

130

	Caruso Turley Scott, Inc.	1215 W. Rio Salado Pkwy, Ste 200, Tempe, AZ 85281
Great-West SecureFoundation® Lifetime 2050 Fund Class G1:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Jay E. Boatwright, III D.M.D., P.A.	914 Royce St, Pensacola, FL 32503
	Hankins & Anderson, Inc. d/b/a H&A Architects and Engineers	4880 Sadler Road Suite 300, Glen Allen, VA, 23060
	Great Plains Bancshares Inc.	PB 473, 120 West Jones, Hollis, OK 73550
Great-West SecureFoundation® Lifetime 2050 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2055 Fund Class G:	Government of Guam Retirement Fund	424 Route 8, Maite, GU, 96927
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	The State of Alabama Personnel Board	300 Folsom Administrative Building 64 N. Union Street, Montgomery, AL, 36130

131

	City of Boise	P.O. Box 500, Boise, ID 83701-0500
Great-West SecureFoundation® Lifetime 2055 Fund Class G1:	Francis-Schulze Co.	3880 Rangeline Road , Russia, OH, 45363
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West SecureFoundation® Lifetime 2055 Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Short Duration Bond Fund Initial Class:	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Vanguard Health Systems	20 Burton Hills Boulevard Suite 100, Nashville, TN, 37215

132

Great-West Short Duration Bond Fund Class L:	Great-West Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Small Cap Growth Fund Initial Class:	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderately Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Stock Index Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West T. Rowe Price Equity Income Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111

133

	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West T. Rowe Price Equity Income Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West T. Rowe Price Mid Cap Growth Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West T. Rowe Price Mid Cap Growth Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West Templeton Global Bond Fund Initial Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111

134

	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111
Great-West U.S. Government Mortgage Securities Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111
	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111

DIVIDENDS AND TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Great-West Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute

135

for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized net capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the "Income Requirement"). A Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. Each Fund also intends to comply with the investment diversification requirements of Code Section 817(h) so that variable contract holders that have chosen a Fund as an investment option under their contracts will continue to qualify for tax deferral. If a Fund fails to comply with the diversification and other requirements of Code section 817(h) and the regulations thereunder, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.

136

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (“IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders. In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Excise Tax on RICs
In order to avoid liability for the 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of each year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Funds intend to qualify for an exception or make sufficient distributions or deemed distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

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OTHER INFORMATION

Description of Shares
Shares of beneficial interest of the Funds are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Great-West Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Great-West Funds’ books of account, and are charged with the expenses of such Fund and its respective classes. Great-West Funds allocates any general expenses of Great-West Funds not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Lifetime Fund offers Institutional Class, Class T, Class T1 and Class L shares, the SecureFoundation® Balanced Fund offers Institutional Class, Class G, Class G1 and Class L shares, and each SecureFoundation® Lifetime Fund offers Institutional Class, Class G, Class G1 and Class L shares. The remaining Funds, except the Great-West Money Market Fund, offer three classes of shares – Institutional Class, Initial Class and Class L. The Great-West Money Market Fund offers only two classes of shares - Institutional Class and Initial Class. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.

Voting Rights
The shares of the Funds have no preemptive or conversion rights. Shares are fully paid and nonassessable. Great-West Funds or any Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Great-West Funds or the Funds. If not so terminated, Great-West Funds or the Funds (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es). Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Fund will solicit voting instructions from owners of variable contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Fund.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectuses.

Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds, other than the Profile Funds, the Lifetime Funds, SecureFoundation® Balanced Fund and SecureFoundation® Lifetime Funds, each of which are self-custodied. Fees paid for custodial services by GWCM for the period 2012-2014 are as follows:

Year	Bank of New York Mellon
2012	$1,688,577
2013	$1,945,251
2014

The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

138

Transfer and Dividend Paying Agent
DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Great-West Funds’ transfer agent and dividend paying agent.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as Great-West Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Great-West Funds and provides other audit and related services.

FINANCIAL STATEMENTS

Great-West Funds’ audited financial statements and financial highlights as of December 31, 2014, together with the notes thereto and the report of Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, an independent registered public accounting firm, are incorporated by reference to Great-West Funds’ Forms N-CSR filed via EDGAR on _____________, 2015 (File No. 811-03364).

139

APPENDIX A
Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)
AAA. An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC. An obligation rated 'CC' is currently highly vulnerable to nonpayment.
C. A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.
D. An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime‑1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime‑2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime‑3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

A copy of Great-West Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West Funds, Inc.
Investment Company Compliance Policies and Procedures

Proxy Voting Procedures
Policy
It is the policy of Great-West Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Great-West Capital Management, LLC (“GWCM”) as part of GWCM's general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM may assign proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:

1.	On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.

2.
GWCM and, as necessary, the sub-adviser, will provide to the Fund a report to the Fund a record of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year.

3.
The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.

4.
The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).

5.	The Fund shall include in all future registration statements:

a)	A description of the Fund’s proxy voting policy and procedures, including voting guidelines; and

b)
A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

6.	The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

a)
A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

b)
A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

7.
The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the Investment Advisers Act of 1940, as amended.

8.	The Fund will on an annual basis review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.
Responsibility

Under the supervision of the CCO, the Regulatory Compliance Services department, together with the Investment Administration department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act.
Related Information: See Great-West Capital Management’s Policy Voting Policy and related Proxy Voting Guidelines

Great-West Capital Management, LLC
Investment Adviser Compliance Policies and Procedures

Proxy Voting
Policy
Great-West Capital Management, LLC (“GWCM”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and practices. The firm’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
GWCM will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.
Background
GWCM’s clients include registered investment companies, collective investment funds, or accounts which serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffiliated with GWCM’s clients, i.e., a “Fund of Funds”.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Responsibility
Investments has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining the firm's voting guidelines in the firm's procedures.
The Investment Administration department compiles information regarding voting information and provides it to the Legal department annually for inclusion in GWCM’s clients’ applicable Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.
Procedure
GWCM has adopted guidelines and procedures, as outlined below, to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.
Voting Procedures
The Investment Administration department is responsible for administering the proxy voting process as outlined below.
Each client’s custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Investment Administration department updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.
Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM’s voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Investment Administration department.
The Investment Administration department logs the voting position and date of vote submission in the proxy database. The Investment Administration department then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.
Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.
Voting Proxies of Underlying Funds of a Fund of Funds
GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an "Underlying Fund”) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will – to the extent that it is practically able to do so – vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
GWCM’s Client Fund of Funds Affiliated with an Underlying Fund
To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally "echo vote" such shares where possible. Echo voting is a process where GWCM – to the extent that it is practicably possible – votes a client’s shares in the same proportion as the vote of all of the other shareholders of that client's shares.
GWCM may in certain circumstances vote in accordance with the recommendation of the underlying fund’s board. This may be deemed appropriate in circumstances where the underlying fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the fund of funds and the underlying fund, in order to align the interests of all shareholders.
Voting Proxies With Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
SUB-ADVISER RESPONSIBILITIES
As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Annually, GWCM will obtain each sub-adviser’s proxy voting policies and procedures and submit them to GWCM’s portfolio managers for review.
Annually, the Investment Administration department will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in GWCM’s clients’ applicable Forms N-PX.
Securities Lending Program
Certain of GWCM’s clients may participate in a securities lending program through an agent lender. When a client’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure

•
GWCM will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how GWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•
The Investment Administration department will also send or otherwise make publicly available a copy of this summary to all existing clients who have previously received GWCM's Disclosure Document; or the Investment Administration department may send each client the amended Disclosure Document. Such disclosure shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Administration department.

•
In response to any request the Investment Administration department will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GWCM voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company’s shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.
Recordkeeping
The Investment Administration department shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that GWCM receives;

•	A record of each vote that GWCM casts;

•	Any document GWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the General Manager;

•	A copy of each written request from a client for information on how GWCM voted such client’s proxies, and a copy of any written response.
Related Information
See GWCM’s Proxy Voting Guidelines; Great-West Fund’s Proxy Voting Procedures.
Regulatory Reference
Proxy Voting

Great-West Capital Management, LLC
Investment Adviser Compliance Policies and Procedures

Proxy Voting Guidelines
Proxy issues are considered on a case-by-case basis.  The following are general guidelines designed to summarize GWCM’s position on various issues and provide a general indication of how securities will be voted on proposals dealing with particular issues.  The guidelines are not exhaustive and do not include all potential voting issues.  There may be instances when GWCM may not vote in strict adherence to these guidelines.  The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1.	COMMON MANAGEMENT PROPOSALS
Election of Directors - Case by Case
Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.
Appointment or Ratification of Auditors - Approve
Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. For example, we will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.
Corporation Name Change - Approve
Elimination of Preemptive Rights - Approve
Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.
GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).
Establishment of 401(k) Plan - Approve

2.	BOARD OF DIRECTORS
GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.
An “Independent Director” is a director who is not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Act”), or a director who meet the qualifications for independence as set forth in NYSE Corporate Governance Standards 303A.02 or NASD Section 4200(a)(15).
GWCM will examine a board’s complete profile when questions of independence arise. The above factors will be considered in the examination.
Election of Directors - Case by Case
Although the election of directors is generally considered a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. GWCM supports management in most elections; however, GWCM will withhold votes for incumbent director(s) if there is evidence such director(s) are acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests.
Classified Board of Directors/Staggered Terms - Oppose
A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule.  At each annual meeting therefore, one-third of the directors would be subject to reelection.
GWCM’s belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.
Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause.  These proposals will be opposed.
Confidential Voting - Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.
Cumulative Voting for Directors - Case by Case
Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  Cumulative voting enables minority shareholders to secure board representation.
GWCM may support cumulative voting proposals at companies which have classified board structures.  However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. For example, GWCM believes that the elimination of cumulative voting constitutes an anti-takeover measure which may be contrary to the interests of all other shareholders.
Director Compensation - Case by Case
GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent.  To this end, GWCM has a preference for compensation packages which are based on the company's performance and which include stock and stock options.
Stock Ownership Requirements - Oppose
GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Independent Board Committees - Approve
We believe that a board's nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests.  We will therefore normally approve reasonable shareholder proposals to that effect.  An example of an unreasonable request would be a case where a board consists of only two or three directors.
Majority Independent Board Composition - Approve
GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.
Separation of Chairman and CEO Positions - Case by Case
GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority of independent directors.
Size of Board
GWCM will generally oppose proposals that give management the ability to alter the size of the board.
Tenure of Directors
A proposal which seeks an age and/or term restriction on the board of directors is generally opposed. GWCM believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

3.	CORPORATE GOVERNANCE MATTERS
When several measures each of which might be approved by itself are combined in a single proposal the result may be so restrictive as to warrant opposition.
Adjournment of Meeting to Solicit Additional Votes - Case-by-Case
Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.  GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.
Increases in Authorized Shares - Case by Case
GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated.  Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue.  Additionally, proposals which include shares with unequal voting rights may warrant opposition.
Stock Splits - Case by Case
GWCM generally supports a stock split when it enhances the liquidity of a company’s stock and reduces the price to a more reasonable trading range.  A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.
Repurchases of Shares - Case by Case
GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued.  If the repurchase is an attempt to thwart a takeover, we would generally be opposed.
Indemnification of Directors and Officers - Approve
GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.
Liability Insurance for Directors and Officers - Approve
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company.  However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case
Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings.  Where cost savings are the sole issue, GWCM will favor reincorporation.
In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change.  As state corporation laws are continuously evolving, such a determination requires case by case analysis.
Requirement for more than Simple Majority Vote to pass proposals – Oppose
Elimination of Shareholders' Right to Call Special Meeting - Oppose
Prohibition of Shareholder Action Outside Meetings - Oppose

4.	ANTI-TAKEOVER MATTERS
Blank Check Preferred - Case by Case
These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis.  The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote.  However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.
GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device.  However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.
Differential Voting Power - Oppose
This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.
Poison Pill Plans - Oppose
Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually hostile tender offers.  These plans are not subject to shareholder vote.  However, the shares required to fund the plan must be authorized.  Since these shares are generally blank check preferred GWCM will oppose them.
These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote.  The vote is non-binding.  GWCM will vote in favor of shareholder proposals to rescind poison pills.
GWCM’s policy is to examine these plans individually.  Most plans are opposed, however, GWCM may approve plans which include a 'permitted bid' feature.  Permitted bid features have appeared in some Canadian poison pill plans.  They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.
Stakeholder Provision  - Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.
GWCM believes that this concept is inconsistent with public ownership of corporations.
An example includes "anti-greenmail" proposals which generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management of a company may argue that it should be able to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. GWCM believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.

5.	MANAGEMENT COMPENSATION MATTERS
Employee Stock Purchase Plans - Case-by-Case
Employee stock purchase plans (ESPPs) give the company’s employees the opportunity to purchase stock in the company.  We believe these plans can provide performance incentives and lead to employees’ identification with shareholder interests.  The most common form of ESPPs includes those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code.  Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders.  GWCM will approve ESPPs that include:  (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.
Golden Parachutes - Case-by-Case
Golden parachutes provide for compensation to management in the event of a change in control.  GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders.  We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.
GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval.  This preserves the shareholder's right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.
Pay-for-Performance Plans - Approve
The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions.  The law further requires that such plans be administered by a compensation committee comprised solely of independent directors.    Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income.  However, proposals which authorize excessive dilution may be declined.  When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members. Amendments which are proposed in order to bring a company's plan within applicable legal requirements may reviewed by GWCM's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
Option Plans – Case-by-Case
GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company.  Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.
In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations.  Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6.	MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS
In reviewing merger and asset sale proposals, GWCM's primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction.  As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7.	SOCIAL, MORAL, OR ETHICAL ISSUES
From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social, moral, or ethical issues. GWCM will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters but in all cases GWCM will vote in the best economic interests of shareholders, plan participants and beneficiaries.  GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders or which are duplicative of existing laws, rules, or regulations.

American Century Investments
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	"Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	"Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	"Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters
The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.
Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws and regulations in the relevant foreign market in determining if and how to vote. There may be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.Use of Proxy Advisory Services
The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

ARIEL INVESTMENTS, LLC
PROXY VOTING POLICIES AND PROCEDURES
December 2011

I.    Introduction

Ariel Investments, LLC (“Ariel”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel to vote proxies for those client securities over which Ariel has investment discretion. Ariel recognizes its fiduciary obligation to vote clients’ proxies in their best interests.

II.    Proxy Voting Decisions

Ariel votes proxies on behalf of each client who delegates proxy voting authority to Ariel. The scope of Ariel’s responsibilities with respect to voting proxies is ordinarily determined by Ariel’s contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel, retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third party fiduciary vote proxies. If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.

Ariel’s proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A.

Ariel has retained Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel’s direction) and reporting proxies as well as to obtain its proxy research. Ariel’s reliance on ISS’s proxy voting recommendations for its proxy voting decisions differs for its domestic strategies versus its international and global strategies, as summarized below and detailed in Section V.B and Exhibit A:

•
For Ariel’s domestic strategies, Ariel does not rely on ISS’s proxy voting recommendations to make its proxy voting decisions, except with respect to certain proxies subject to a conflict of interest as detailed below.

•	For Ariel’s international and global strategies, Ariel generally relies on ISS to make its proxy voting decisions in accordance with ISS’s proxy voting recommendations.

The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.

Ariel generally will not vote its clients’ proxies in the following circumstances:

•
For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•
In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

Ariel may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting some or all shares.

III.    Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel has proxy voting authority. For such accounts, when Ariel receives new account paperwork for an investment advisory client, Ariel’s Operations Department contacts the client’s custodian to arrange for proxies to be sent, and verify that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

The Operations Department monitors upcoming proxy meetings using Governance Analytics, ISS’s online proxy voting system. The Operations Department’s processing differs for Ariel’s domestic strategies versus international and global strategies.

Domestic Strategies Processing: When an upcoming meeting is listed on Governance Analytics, the Operations Department:

•
Prepares a memorandum identifying pertinent details of the company, meeting and proposals. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations.

•	Notifies the analyst who covers the company, the Director of Research Operations and Ariel’s Chief Compliance Officer (“CCO”) about the upcoming proxy.

•	Provides the memorandum to the CCO to indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the analyst and the Director of Research Operations to indicate their proxy voting decision. They return the memorandum to the CCO who will determine the need to hold a Domestic Proxy Resolution Committee meeting. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

International and Global Strategies Processing: Ariel has directed ISS to vote all international and global strategies securities (including U.S. securities) in accordance with ISS’s recommendations. In the event the Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”), determines to vote a proxy differently than ISS, the International/Global PM will notify the Operations Department immediately in writing. After receipt of this notification, the Operations Department:

•
Prepares a memorandum identifying pertinent details of the company, meeting and proposals as well as the vote requested by the International/Global PM. Attached to the memorandum is a copy of the company’s annual report on SEC Form 10-K for SEC filing companies, the proxy statement, ISS research and voting recommendations, and the written direction from the International/Global PM to vote differently than ISS.

•	Notifies the CCO and the International/Global Proxy Resolution Committee about the upcoming proxy.

•	Provides the memorandum to the CCO so that the CCO can indicate the results of the conflict of interest check.

The CCO then delivers the memorandum to the International/Global Proxy Resolution Committee for its consideration. The International/Global Proxy Resolution Committee meets to consider whether voting differently than ISS’s recommendation is in the best interest of our clients, and not the result of a conflict in those instances where a conflict has been identified. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.

The Operations Department, upon receipt of each memorandum and prior to the voting deadline, will vote the proxies using Governance Analytics. A second Operations Department staff member reviews Governance Analytics to validate that the votes were cast properly.

ISS reconciles upcoming proxy meetings between the client accounts listed on Governance Analytics for which ISS has received proxy ballots and a list of Ariel’s client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel’s books of record, Fiserv APL and Archer. For any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best efforts attempt to obtain the ballot so that Ariel can vote on behalf of its client. ISS reconciles their client account list against the account list provided by the Operations Department.

Proxy Resolution Committees

Ariel’s Domestic Proxy Resolution Committee consists of the following members:

(1)	Voting members are the domestic strategies Senior Research Team members; and

(2)	Non-voting members consist of the CCO and the Committee’s Secretary.

Ariel’s International/Global Proxy Resolution Committee consists of the following members:

(1)	Voting members are the Head Trader, International Equities, the back-up International Equities Trader and two representatives from the Senior Research Team for Ariel’s domestic strategies; and

(2)	The same non-voting members listed above.

These Committees make their respective decisions at Committee meetings which require, at minimum, four voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. The Domestic Committee will meet semiannually to review these procedures and as necessary in situations identified in Sections III above and V below. The International/Global Committee will meet annually to review these procedures and as necessary in situations identified in Section III above.

Material Conflicts of Interest

A.    Ariel Investments, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel’s clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:

(1)
Whether there are any existing or prospective business or personal (including familial) relationships between Ariel or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

(2)	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Ariel.

Compliance will vet actual or potential conflicts pertaining to its client portfolio holdings’ proxies as follows: (1) after notification of an upcoming proxy vote for each proxy for those holdings in the domestic strategies and (2) after notification that the International/Global PM recommends voting differently than ISS for those holdings in the international and global strategies. Compliance does so by contacting each of the following departments regarding any actual or potential conflicts as outlined above: Institutional Marketing and Client Services; Fund Administration; Finance; Trading and Investments. A conflict can arise in one of two ways:

•	With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel client; or

•	With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel client.

For Ariel’s domestic strategies, if Compliance determines that a potential material conflict of interest exists, Compliance will notify the applicable Analyst and the Director of Research Operations about the existence of the conflict. For each proxy proposal for those holdings in the domestic strategies that is subject to a conflict, Ariel’s analyst and the Director of Research Operations generally will recommend a vote in accordance with ISS’s recommendation. If the analyst and the Director of Research Operations recommend voting contrary to ISS’s recommendation for any proxy proposal, then those proxy proposals will be referred to the Domestic Proxy Resolution Committee, which is charged with determining whether the analyst’s and Director of Research Operation’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

For Ariel’s international and global strategies, Compliance will notify the International/Global Proxy Resolution Committee, which is charged with determining whether the International/Global PM’s decision regarding proxy voting is based on the best interests of our clients and is not the product of a conflict.

B.    Institutional Shareholder Services, Inc.

As part of the proxy voting process, Ariel’s domestic analysts and the Director of Research Operations:

•	Review ISS’s proxy voting recommendations and analyses; and

•	Utilize ISS’s proxy voting recommendations as Ariel’s votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.

Ariel’s International/Global PM generally relies on ISS to vote the international and global strategies’ proxies in accordance with ISS’s recommendations. This PM will review ISS’s policy annually to confirm the decision to continue relying on ISS’s recommendations.

Ariel is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS’s Corporate Services, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest. Ariel identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel’s clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating ISS’s relationships with companies for which Ariel votes proxies if ISS makes such information available. How often Ariel engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.

VI.    Disclosures to Clients

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client’s request for information, Ariel will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.

Ariel will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):

•	How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and

•	A summary of Ariel’s proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).

The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.

Ariel Investment Trust will file Form N-PX on a timely basis with the SEC. Fund Administration, in conjunction with Operations and Legal, is responsible for making this filing.

VIII.    Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•	Ariel’s policies and procedures relating to voting proxies;

•
A copy of each proxy statement that Ariel receives regarding clients’ securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, a copy of proxy statements or

(b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•	A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, records of votes cast;

•	Copies of any documents created by Ariel that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

•
A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.

VIII.    General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients’ best interests to do so. The Director of Research Operations will document the reason for any vote deviating from the stated guidelines.

IX.    Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel’s internal policies and procedures.

EXHIBIT A
ARIEL INVESTMENTS, LLC (“ARIEL”)
GENERAL PROXY VOTING GUIDELINES

I. Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process we place extraordinary emphasis on a company’s management, Board and activities. We view proxy voting as an extension of our core research efforts. We look for companies with high quality managements, as represented by their industry experience, managerial track records, and their reputations within the community. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally our policy to vote in favor of proposals recommended by the Board.

It is generally our policy to vote in accordance with ISS’s recommendations in the following two situations:

1.	For those proxy votes in which potential material conflicts of interest exist; and

2.	For those proxy votes in which our clients held shares on the record date, but no longer held shares on the voting recommendation date.

While the majority of proxies voted are routine issues, i.e., Election of Directors and Selection of Auditors, all non-routine issues are analyzed on an individual basis by the Ariel analyst who follows the company in question. Below is a summary of the guidelines that generally guide this decision-making.

1.
Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, we favor stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. We endorse the ISS methodology for the analysis of an executive compensation plan and thus generally vote our proxies per their recommendation. However, we reserve the right to evaluate individual plans on a case-by-case basis.

2.
Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

3.
Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.

4.	Poison Pills. In general, we oppose poison pills.

5.
Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the restructuring/merger is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

6.	Northern Ireland. We vote in favor of any shareholder proposal that calls for the adoption or implementation of the MacBride principles.

7.
Environmental. Because a company’s environmental policies and record can have a substantial effect on financial performance, we favor resolutions asking for a report of current environmental practices.

II. Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations.

EXHIBIT B

Summary of Ariel Investments, LLC’s Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

Ariel’s Domestic Strategies
As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies
With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

•
For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•
In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to

Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

Great-West Federated Bond Fund – Proxy Voting Policy
The general policy of Federated Investment Management Company, (the “subadviser”) is to cast proxy votes in favor of proposals that the subadviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the subadviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the subadviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the subadviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a poison pill). The subadviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the subadviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The subadviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the subadviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the subadviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The subadviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The subadviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the subadviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the subadviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the subadviser typically votes against such measures in other contexts.

The subadviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The subadviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the subadviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the subadviser will not vote proxies for such shares.

Proxy Voting Procedures. The subadviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the subadviser by the Board in accordance with the proxy voting policies. The subadviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the subadviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest. The subadviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the subadviser or Distributor. This may occur where a significant business relationship exists between the subadviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The subadviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the subadviser have influenced proxy votes. Any employee of the subadviser who is contacted by an Interested Company regarding proxies to be voted by the subadviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the subadviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the subadviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the subadviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the subadviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the subadviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

FRANKLIN ADVISERS, INC.
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS's and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment

Manager or its affiliates;

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4.	The issuer is a significant executing broker dealer;

5.	An Access Person of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a

Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues. Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.
The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.
As of January 2, 2014

Compliance Policies and Procedures

Geode Capital Management, LLC
(“Geode”)

Proxy Voting Policy

Background: Geode holds and exercises voting authority for securities held in mutual funds where it functions as adviser or sub-adviser. Geode has developed and adopted a set of Proxy Voting Policies which is included in Appendix A. These policies have been approved by the Geode Board of Directors and the applicable Board of Trustees for the relevant mutual funds. When Geode holds and exercises voting authority for other accounts, Geode applies the same voting methodology for all accounts in a manner that Geode believes represents the best interests of its clients.

Geode has entered into a contract with a third-party voting service, Institutional Shareholder Service (“ISS” or the “Agent”), to supply Geode with analysis, voting recommendations and administrative support in processing all proxy votes on behalf of Geode. Geode has directed the Agent to employ the Proxy Voting Policies, together with more specific guidelines and instructions set forth in a detailed, customized questionnaire developed jointly by Geode and the Agent, to formulate recommended votes on each matter (“Guidelines”). ISS automatically enters votes on behalf of Geode for proposals addressed by Geode’s Guidelines. ISS also supplies Geode with analysis and voting recommendations for proposals not addressed by the Guidelines. Geode makes the voting decision on items not addressed by the Guidelines based on its determination of fund shareholders’ interests. Geode may augment the services provided by ISS with its own or other external research.

Geode has established an Operations Committee, consisting of senior officers and investment professionals, including, but not limited to, Geode’s President, Chief Operating Officer (“COO”), General Counsel, Chief Compliance Officer (“CCO”) and Compliance Manager. Generally, the Operations Committee meets at least once per month, and may discuss and review, among other things, proxy voting matters, recent proxy voting activity, recent voting trends and select decisions (consulting with other members of Geode’s staff and legal counsel as necessary).

Purpose: The intent of this document is to outline the procedures and practices that are in place to support the proxy voting process.

Monitoring: ISS provides meeting and record date information to Geode via its web-based platform. This platform allows set-up of users with voting authority as well as users with research-only access.

On a daily basis, the Geode’s Compliance staff (“Geode Compliance”) will review meetings via the ISS platform. For each meeting in the ISS platform, ISS will have processed the ballot based on the proxy voting Guidelines provided by Geode. In certain cases, ISS may refer ballot items to Geode for a voting decision given Geode’s Proxy Voting Policies do not address one or more ballot items for a meeting. Geode can also identify where ISS has not yet completed their analysis of a meeting but is expected to complete the analysis in a timely manner.

Voting of Referred Items: Ballot items that have been referred to Geode for a voting decision will be handled on a case by case basis.

Based on the analyses available from ISS and/or Glass Lewis & Co., Geode Compliance will conduct an initial review of the ballot item. This initial review and any voting recommendation will be prepared for review by the COO (or his designee). If a consensus is reached between the COO (or his designee) and Geode Compliance, Geode Compliance will process the vote for the ballot item(s) and the reason for their decision will be documented via the notes field in the ISS platform. In the event a consensus is not reached between the COO (or his designee) and Geode Compliance, Geode Compliance will conduct additional research and discuss the item with other members of the Operations Committee and/or other Geode staff as necessary. Based on this research and potential consultation with others, a decision will be made regarding the referred item and a reason for the decision will be documented via the notes field in the ISS platform. Any referred items decided in this manner will be reported to the Operations Committee at the next scheduled meeting.

Addressing Third-Party Voting Services’ Conflicts: In circumstances where Geode has a basis to believe that a proxy voting service used by Geode may have a business relationship or affiliation with the issuer of Geode portfolio securities, Geode may require from the proxy voting service additional information or a certification of no conflict of interest in issuing voting recommendations with respect to such portfolio securities. Geode obtains voting recommendations from two proxy voting services as an additional check on the independence of the voting recommendations provided to Geode.

Operations Committee Meetings (Agenda): As indicated previously, the Operations Committee will generally meet at least once per month to discuss and review proxy voting matters.

The agenda may include the following, if applicable:

•	Recent voting activity, trends and select voting decisions

•	Review of any overrides of the Proxy Voting Policies

•	Geode voting record since last meeting

•	Discussion of proxy voting guidelines and/or instructions to Agent

•	Issues / items of note since last meeting

•	Performance of third-party voting Agent

Recordkeeping: ISS maintains all voting records (including ballot item notes) as required records for Geode and makes those records available via a reporting interface on the ISS platform.
Reporting: Geode will produce internal voting record reports for each Operations Committee meeting. Voting record reports will be generated on a quarterly basis and made available to the Geode Board of Directors.

Externally, Geode will provide an annual voting record report upon request to the advisers of accounts where Geode functions as sub-adviser. In addition, the annual voting record for ’40 Act Funds is provided to the SEC each August for the prior year ending June 30th. Geode also works with clients to provide appropriate periodic reporting.

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2013 Edition

April 2013

Part I: Policy and Procedures

A.	Objective

B.	Guiding Principles

C.	Implementation and the Proxy Voting Process

D.	Conflicts of Interest

Part II: Proxy Voting Guidelines

Summary

A.	U.S. Proxy Items
Guidelines

B.	Non-U.S. Proxy Items
Guidelines

Goldman Sachs Asset Management
(“GSAM”** For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC..

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

A.	Objective

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

B.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.

C.	Implementation and the Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Implementation by GSAM Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”) The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services. to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices were received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation.  GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

D. Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Effective: March 2013

Part II
GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.     Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•
The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•
The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•
The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.    Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan is a vehicle for poor pay practices; or

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•
GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive executive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Depth of disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contribution;

•	Company matching contribution; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

1.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access.
GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%); and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.     Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

7.     State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8.    Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company's use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board's governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.    Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•
The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards. or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the Board
•Overboarded directors
•Composition of committees
•Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director
•Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;

•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•Government representative;

•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.     Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.    Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics.

INVESCO ADVISERS, INC.

I.1.    PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. ("Invesco").

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.
Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•
Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•
In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting.  The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy.  Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy.  In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•
Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•
Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•
Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•
Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•
Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•
Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•
Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•
Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•
Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•
Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•
Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•
Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.    Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.    Exceptions

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s Cients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•
When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•
A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that

Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.    Resolving potential conflicts of interest

Firm Level Conflicts of Interest.    A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

E. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

J.P. MORGAN ASSET MANAGEMENT

Global Proxy Voting
Procedures and Guidelines
For North America, Europe, Middle East, Africa, Central America, South America and
Asia

2014 Edition

April 1, 2014

Part I: JPMorgan Asset Management Global
Proxy Voting Procedures

A.     Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.     Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

I.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 1
_______________________

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C.    The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.    Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:
(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E.    Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•removing certain JPMAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.    Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMAM clients;

•	a record of each vote cast on behalf of JPMAM client holdings;

•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
J.P. Morgan Private Investments, Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset Management

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Proxy Voting

Part II.A: North America Guidelines

1.    Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or
ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6)
WITHHOLD from directors who are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining affiliation we will apply either the NYSE listing rule for companies listed on that exchange or the Nasdaq listing rule for all other companies.

7)	WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)     WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans,last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)
WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)
Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.    Proxy Contests
2a.     Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.     Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.     Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4.     Proxy Contest Defenses
4a.     Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).

4b.     Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.     Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,
,
2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-
hand poison pill).

4d.     Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.     Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.     Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.     Tender Offer Defenses
5a.     Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.     Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.     Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.     Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.     Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.     Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.     Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
6b.     Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a
"lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.      Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

6f. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6g. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6h. Board Size
Vote for proposals to limit the size of the board to 15 members.

6i. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.     Miscellaneous Governance Provisions
7a.     Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b.     Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.     Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.     Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.     Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.     Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting.
No one site will meet the needs of all shareholders.

7g.     Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.     Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.     Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.     Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.    Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes,if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.     Capital Structure
8a.     Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.     Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.     Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.     Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.     Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.     Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.     Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control-Will the transaction result in a change in control of the company?

Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.     Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.     Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.     Executive and Director Compensation
9a.     Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as
a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to    voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.
Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-
even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.     Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.     Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.    Say on Pay - Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e.     Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.     401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9g.     Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.     Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i.     Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.     Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.    Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.     Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

9m. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation
10a.     Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a.     Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price
(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and
changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.     Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.     Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.     Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

12a. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12b. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12c. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12d. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12e. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12f. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12g. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12h. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12i. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12j. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in
London. Tokyo and Hong Kong The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.
Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
    a pending acquisition or sale of a substantial business;
    financial results that are better or worse than recent trends would lead one to expect;
major management changes;
    an increase or decrease in dividends;
    calls or redemptions or other purchases of its securities by the company;
    a stock split, dividend or other recapitalization; or
    financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the
Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan
Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Loomis, Sayles & Company, L.P.

Proxy Voting Policy and Procedure Manual

Loomis, Sayles & Company, L.P.
February 2014

All Rights Reserved

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED
March 31, 2005
May 16, 2005
March 31, 2007
August 30, 2007
March 31, 2008
June 25, 2008
September 22, 2009
April 1, 2010
February 15, 2011
April 25, 2011
March 5, 2012
May 10, 2012
February 11, 2013
February 7, 2014

1. GENERAL

A.Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.
Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.
Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.
Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.
Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.
Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.
Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.
Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy

Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.     Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including
(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to a nominal value of no more than 33% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to a nominal value of no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.
Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case by case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.
Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:
A.    Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE
PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.
Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:
A.    Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Mellon Capital

Proxy Voting

POLICY:
As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services, currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted the Proxy Voting Policy of The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &

MONITORING OF ISS:
Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that: (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

VOTING BNY MELLON

STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MELLON CAPITAL

Exhibit A

BNY MELLON PROXY VOTING AND GOVERNANCE COMMITTEE -

VOTING POLICY

Scope of Coverage

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms are listed on Appendix A.

This policy also applies to the registered investment companies (“Mutual Funds”), bank collective investment trusts and common trust funds (together, the “Collective Investment Funds”) and other pooled investment vehicles over which a Member Firm has proxy voting authority. Mutual Funds, Collective Investment Funds and other pooled investment vehicles are collectively referred to as “Funds.”

Policy Statement and Discussion

The Fiduciary Risk Management Committee (“FRMC”) has delegated to PVGC on behalf of the Member Firms the responsibility to make proxy voting decisions for securities held in accounts over which the Member Firms have proxy voting authority. PVGC has established the following voting policies and process in order to fulfill that responsibility.

1. Fiduciary Duty - PVGC recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of its clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2. Long-Term Perspective - PVGC recognizes that management of a publicly- held company may need protection from the market’s frequent focus on short- term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3. Limited Role of Shareholders - PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVCG will carefully review proposals that would limit shareholder control or could affect shareholder values.

4. Anti-takeover Proposals - PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5. “Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

6. Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised by a Member Firm, which interests and issues may require that a vote for an account managed by a Member Firm be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7. Material Conflicts of Interest - PVGC recognizes its duty to vote proxies in the best interests of our clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of a Mutual Fund, and may engage an independent fiduciary to vote proxies of other issuers at the Committee’s discretion.

8. Securities Lending - PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9. Recordkeeping - PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10. Disclosure - PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to clients as required by law. In addition, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm upon request. The Mutual Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded (1) to those who have an interest in the account for which shares are voted and who have delegated proxy voting authority to a Member Firm or (2) to those who hold units of a Collective Investment Fund for which disclosure is made in accordance with the Commingled Funds Disclosure of Information Policy or (3) for a Mutual Fund, as required by law. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee does not provide a rationale for its vote decisions to non- committee members except to the governing board of the Mutual Funds upon request.

11. Charter - PVGC maintains a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the FRMC.

Approved as of November 26, 2013.

Appendix A

The BNY Mellon Proxy Committee Member Firms include:

·     Alcentra NY, LLC
·     The Bank of New York Mellon
·     The Bank of New York Mellon Trust Company N.A.
·     BNY Mellon, National Association
·     BNY Mellon Trust of Delaware
·     The Boston Company Asset Management, LLC
·     The Dreyfus Corporation
·     Lockwood Advisors, Inc.
·     MBSC Securities Corporation
·     Mellon Capital Management Corporation
·     Standish Mellon Asset Management Company LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.    Voting Guidelines;

B.    Administrative Procedures;

C    Records Retention; and

D.    Reports.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.    ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. 1Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.

However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.    Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

PIONEER PROXY VOTING
POLICY
Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Pioneer’s policy to vote proxies presented to Pioneer in a timely manner in accordance with these principles.

Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy voting arena and will revise this policy as needed.

Pioneer’s clients may request copies of their proxy voting records and of Pioneer’s proxy voting policies and procedures by either sending a written request to Pioneer’s Proxy Coordinator, or clients may review Pioneer’s proxy voting policies and procedures on-line at PioneerInvestments.com. Pioneer may describe to clients its proxy voting policies and procedures by delivering a copy of Pioneer’s Form ADV (Part II), by separate notice to the client or by other means.
APPLICABILITY
This Proxy Voting policy and the procedures set forth below are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. This policy sets forth Pioneer’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Pioneer will vote shares of closed-end Funds on a case-by-case basis.
PURPOSE
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Pioneer-managed accounts for which Pioneer has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Pioneer does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).

Any questions about this policy should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).
PROCEDURES
•Proxy Voting Service
Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
•Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
•Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
•Securities Lending
In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
•Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
•Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Pioneer’s Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance

Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
•Amendments
Pioneer may not amend this policy without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).
•Filing Form NP-X
The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.
Pioneer will vote on a case-by-case basis on other routine administrative items; however, Pioneer will oppose any routine proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of its clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.
Auditors
We normally vote for proposals to:

•
Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

~~•~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.
General Board Issues
Pioneer will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.
We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•
Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with very poor corporate performance.
We will vote on a case-by case basis on these issues:

•
Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

•	We will vote for:

•
Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures
Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Pioneer will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:

•
Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.
We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•
Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•
Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.
Pioneer will vote for:

•	401(k) benefit plans.

•
Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•
Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•
The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where
A = Shares reserved for plan/amendment,
B = Shares available under continuing plans,
C = Shares granted but unexercised and
D = Shares outstanding.

•	The plan must not:
-Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.
-Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•
We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•
We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, and loan guarantee programs and retirement plans.

•
All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.
We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

~~•~~	Stock in lieu of cash compensation for directors.
Corporate Governance

Pioneer will vote for:

•	Confidential voting .

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:

•	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Pioneer will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.
Mutual Funds
Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.
Pioneer will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.
Pioneer will vote on a case-by-case on:

•
Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.
Social Issues
Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:

•	Conduct studies regarding certain issues of public concern and interest;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.
We believe these issues are important and should receive management attention.
Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
CONFLICTS OF INTEREST
Pioneer recognizes that in certain circumstances a conflict of interest may arise when Pioneer votes a proxy.
A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere, with the interests of Pioneer’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Pioneer, such as another company belonging to the UniCredit S.p.A. banking group (a “UniCredit Affiliate”);

•
An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

•
An issuer of a security for which UniCredit has informed Pioneer that a UniCredit Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with who Pioneer (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Pioneer and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Pioneer, he or she should contact a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated; or

•	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment; or

•	As determined by the Proxy Voting Oversight Group in its discretion consistent with its fiduciary duty.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote, or may take such other action in good faith (in consultation with counsel) that would protect the interest of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Pioneer’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a UniCredit Affiliate, Pioneer will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Pioneer has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Pioneer may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
SUPERVISION
ESCALATION
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Pioneer’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
TRAINING
Pioneer will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES
Pioneer Investment Management, Inc.’s. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
RECORD KEEPING
The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation of the proxy voting service; and

•
A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.
RELATED REGULATIONS
Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2
ADOPTED BY THE PIONEER FUNDS’ BOARDS OF TRUSTEES
October 5, 2004
EFFECTIVE DATE:
October 5, 2004
REVISION DATES:
January 2013

Putnam Investments
Summary of Proxy Voting Guidelines and Procedures

Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Legal and Compliance Department. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Manager:

•	coordinates the Proxy Committee’s review of any new or unusual proxy issues,

•	manages the process of referring issues to portfolio managers for voting instructions,

•	oversees the work of any third party vendor hired to process proxy votes,

•	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,

•	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and

•	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.

Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be submitted in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with the Proxy Committee or its Chair and with a senior member of the Legal and Compliance Department prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote in a particular solicitation. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with

Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.
In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, discusses relevant conflicts with a senior member of the Legal and Compliance Department.

The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Department.

Summary of Proxy Voting Guidelines

The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors;

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	The board has more than nineteen members or fewer than five members, absent special circumstances.

Putnam will withhold votes from incumbent nominees to the board if

•
The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings without valid reasons for the absences (that is, illness, personal emergency, etc.). In addition, Putnam will withhold votes

•
for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and

•	for any nominee who serves on more than five (5) unaffiliated public company boards (boards of affiliated registered investment companies are counted as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will normally vote on a case-by-case basis in contested elections of directors.

Executive Compensation

Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. However, whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options, and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation, but will vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.

Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case by case basis), and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals

As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices, others may be intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans or require that the Chairman’s position be filled by an independent director.

Non-US Companies

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-US issuers in accordance with the Guidelines where applicable.

Many non-US jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (‘share blocking’) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, the U.K., France and Canada.

In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.

More Information

Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Clients who want more information about Putnam’s proxy voting policies, including a copy of the Guidelines and related policies or a statement of how proxies were voted for the client’s account, should contact their Putnam account executive or client service manager.

Silvant Capital Management LLC Proxy Policy

Under SEC Rule 206(4)-6, investment advisers have fiduciary obligations to their clients if the advisers have authority to vote their clients’ proxies. Under our standard contractual agreements, Silvant Capital Management LLC (“Silvant” or the “Firm”) is authorized to vote proxies on behalf of discretionary accounts.

The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

Silvant has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

Silvant’s parent company (RidgeWorth Capital Management, Inc., or “RidgeWorth”), on behalf of Silvant, contracted with Glass Lewis & Co. (“Glass Lewis”) due to its excellent research tools, advanced technical capabilities and the large scale system support required to accommodate an adviser of our size. Glass Lewis will act as Silvant’s agent to provide certain administrative, clerical, functional recordkeeping, and support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from our clients’ custodians.
2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

3. Recordkeeping and voting record retention.

Silvant has engaged Glass Lewis to assist with physical proxy voting matters, while Silvant retains the obligation to vote its clients’ proxies, to review all issues, and to actively review all information prior to determining each vote placed on behalf of its clients. Silvant will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. The Committee believes that it is in the best interest of shareholders to abstain from voting in countries that participate in share blocking, as share blocking limits the trading ability of the portfolio manager.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, Silvant will communicate this information to Glass Lewis so those clients’ proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to provide these services effectively. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines, as such guidelines include ERISA-specific guidelines and requirements. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

•	Silvant U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

•	Silvant Taft Hartley Proxy Guidelines

•	Silvant Global/International Proxy Guidelines

Under the Firm’s Global/International Proxy Guidelines, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts. In this regard, the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy guidelines as RidgeWorth or RidgeWorth votes the proxies on behalf of the subadvised funds.

Conflicts of Interest

Due to the Firm’s diverse client base, numerous product lines and affiliation with SunTrust Banks, Inc. and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. The Committee has identified the following conflicts that it deems material for proxy purposes, and may identify other conflicts as material in the course of its review:

1.
Common stock of SunTrust Banks, Inc. and/or other public corporate issuers with which either the Firm or SunTrust Banks, Inc., or its affiliates, have a significant, ongoing, non-investment management relationship.

2. An issuer with a director, officer or employee who presently serves as an independent director on the board of the Firm or SunTrust Banks, Inc. or any of its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm, SunTrust Banks, Inc., or its affiliates.

4.	A director or senior officer of the Firm or SunTrust Banks, Inc. serving on the board of a publicly held company.

5. A direct common stock ownership position of five percent (5%) or greater, held by the Firm individually or in conjunction with SunTrust Banks, Inc. and/or its affiliates, including RidgeWorth.

For these situations, the Committee has determined that the most fair and reasonable procedure in order to properly address all conflict concerns is to retain an independent fiduciary to vote the ballot items coded within Silvant’s proxy guidelines as case by case.

Additional conflicts of interests will be evaluated by the Committee on an individual basis. Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the RidgeWorth Funds) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the RidgeWorth Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the RidgeWorth Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the adviser believes it is necessary to vote.

Additional Information
Silvant clients:
Silvant follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the Silvant U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), Global/International Proxy Guidelines, and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please write to Silvant Capital Management LLC, Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305, or contact us by telephone at 877-984-7321 or via e-mail at: PMP.operations@ridgeworth.com.

RidgeWorth Funds shareholders:
Although another investment adviser may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth, as the RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

Shareholders of the RidgeWorth Funds may access fund-related proxy voting information by calling 1-888-784-3863 or by visiting www.ridgeworth.com.

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors - For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

•
Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

•
Executive Compensation Issues - T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

•
Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts - Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee.

If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

PART C
OTHER INFORMATION

Item 28.     Exhibits

(a) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Articles of Amendment and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Articles of Amendment incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Articles Supplementary are incorporated by reference to Registrant's Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503). Articles Supplementary to be filed by amendment.

(b) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement with Great-West Capital Management, LLC to be filed by amendment.

(d)(2) Sub-Advisory Agreement with American Century Investment Management, Inc. for the Great-West American Century Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement with Ariel Investments, LLC for the Great-West Ariel Mid Cap Value Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(4) Sub-Advisory Agreement with Federated Investment Management Company for the Great-West Federated Bond Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement with Franklin Advisers, Inc. for the Great-West Templeton Global Bond Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement with Geode Capital Management, LLC for the Great-West Real Estate Index

Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. for the Great-West Goldman Sachs Mid Cap Value Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement with Invesco Advisers, Inc. for the Great-West Invesco Small Cap Value Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(9) Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. for the Great-West Multi-Manager Large Cap Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(10) Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. for the Great-West Loomis Sayles Bond Fund and Great-West Loomis Sayles Small Cap Value Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(11) Sub-Advisory Agreement with Massachusetts Financial Services Company for the Great-West MFS International Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(12) Sub-Advisory Agreement with Massachusetts Financial Services Company for the Great-West MFS International Value Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(13) Sub-Advisory Agreement with Mellon Capital Management Corporation for the Great-West International Index Fund, Great-West S&P 500 Index Fund, Great-West S&P Mid Cap 400 Index Fund, Great-West S&P Small Cap 600 Index Fund and Great-West Stock Index Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(14) Sub-Advisory Agreement with Pioneer Investment Management, Inc. for the Great-West Multi-Manager Large Cap Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(15) Sub-Advisory Agreement with Putnam Investment Management, LLC for the Great-West Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(16) Sub-Advisory Agreement with Silvant Capital Management, LLC for the Great-West Small Cap Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(17) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Equity Income Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(18) Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Great-West T. Rowe Price Mid Cap Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(19) Expense Limitation Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503). Amendment to Expense Limitation Agreement is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)(20) Expense Limitation Agreement for certain Great-West Funds regarding a fixed interest contract issued by GWL&A to be filed by amendment.

(d)(21) Expense Limitation Agreement for certain Great-West Funds regarding unaffiliated underlying funds to be filed by amendment.

(e)(1)(a) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(e)(1)(c) Principal Underwriting Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)(2)    Form of Class T1 Services Agreement for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(e)(3) Form of Class G1 Services Agreement for the Great-West SecureFoundation® Balanced Fund and Great-West SecureFoundation® Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(e)(4) Form of Class L Services Agreement for the Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(e)(5) Form of Class A Selling and Service Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).

(h)(1) Securities Lending Agreement and Guaranty with The Bank of New York Mellon is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).Global Securities Lending Supplement and forms of amendments to Securities Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(2) Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)(3) Form of Class A Administrative Service Plan for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)(4) Form of Class A Administrative Service Agreement for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)(1)     Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2)    Legal Opinion with respect to the Great-West Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3)    Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4)    Legal Opinion with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(5)    Legal Opinion with respect to the Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(6)    Legal Opinion with respect to the Class L shares of certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(7)    Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West Putnam Equity Income Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)(8)    Legal Opinion with respect to the Class L shares of certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503).

(i)(9)    Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)(10)    Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(i)(11) Legal Opinion with respect to the Great-West Real Estate Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(i)(12) Legal Opinion with respect to the Institutional Class shares of certain Funds to be filed by amendment.

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to be filed by amendment.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Form of Class T1 Distribution Plan under Rule 12b-1 for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amended form of Class T1 Distribution Plan under Rule 12b-1 for the Great-West Lifetime Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Agreement Pursuant to the Class T1 Distribution Plan for the Great-West Lifetime Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)(2) Form of Class G1 Distribution Plan under Rule 12b-1 for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Form of Class G1 Distribution Plan under Rule 12b-1 for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Great-West SecureFoundation® Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)(3) Form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended form of Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Agreement Pursuant to the Class L Distribution and Service Plan for certain Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amendment to Agreement Pursuant to Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).

(m)(4) Form of Class A Distribution and Service Plan under Rule 12b-1 for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its

Registration Statement filed on October 14, 2011 (File No. 2-75503). Amended form of Class A Distribution and Service Plan under Rule 12b-1 for the Great-West SecureFoundation® Balanced ETF Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503).

(n)(1) Rule 18f-3 Plan for the Great-West Lifetime Funds (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West Lifetime Funds (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West Lifetime Funds (Institutional Class and Classes T, T1 and L) to be filed by amendment.

(n)(2) Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for the Great-West SecureFoundation® Funds (Institutional Class and Classes G, G1 and L) to be filed by amendment.

(n)(3) Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration Statement filed on April 27, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Funds (Institutional Class, Initial Class and Class L) to be filed by amendment.

(o) Reserved.

(p)(1) Code of Ethics for American Century Investment Management, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
.

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(3) Code of Ethics for Federated Investment Management Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 131 to the Registration Statement filed on April 26, 2013 (File No. 2-75503).

(p)(4) Code of Ethics for Franklin Advisers, Inc. is incorporated by reference to Registrant's Post-Effective

Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(5) Code of Ethics for Geode Capital Management, LLC is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(6) Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant's Post-Effective Amendment No. 131 to the Registration Statement filed on April 26, 2013 (File No. 2-75503).

(p)(7) Code of Ethics for Invesco Advisers, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(8) Code of Ethics for J.P. Morgan Investment Management Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(9) Code of Ethics for Loomis, Sayles & Co., L.P. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(10) Code of Ethics for Massachusetts Financial Services Company is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(11) Code of Ethics for Mellon Capital Management Corporation is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(12)    Code of Ethics for Pioneer Investment Management, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(13)    Code of Ethics for Putnam Investment Management, LLC is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(14) Code of Ethics for Silvant Capital Management, LLC is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p)(15) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(p) (16) Code of Ethics for Great-West Funds, Inc. and Great-West Capital Management, LLC is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for

Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503). Power of Attorney for Ms. Lynne is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

Item 29.	Persons Controlled by or Under Common Control with the Fund (as of December 31, 2014)

I.    OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc.
32% - Nordex Inc. (68% also owned directly by the Desmarais Family Residuary Trust)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by the Desmarais Family Residuary Trust)
53.52% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2014 412,637,391 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 901,185,511.

Pansolo Holding Inc. owns directly 7,677,312 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 11,354,232 or 1.26% of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., which owns 40,686,080 SVS representing 4.51% of the aggregate voting rights of PCC.

Gelco Enterprises Ltd owns directly 48,235,700 PPS, representing 53.52% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of the Desmarais Family Residuary Trust is approximately 59.30%; note that this is not the equity percentage.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.    Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. Inc.
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited
1.0% - Great West Global Business Services India Private Limited
                    100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
60.0% - Great-West Life & Annuity Insurance Capital, LLC
    60.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Life & Annuity Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of New York
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
65.58% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivables Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
             100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B.    Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
99.0% - Great-West Lifeco U.S. Holdings, L.P.
100.0% - Great-West Lifeco U.S. Holdings, LLC
1.0% - Great-West Lifeco U.S. Holdings, L.P.

     95.23% - Putnam Investments, LLC
                     100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings Inc.
80.0% - PanAgora Asset Management, Inc.
100.0% - Putnam GP Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
     100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
    100.0% - Putnam Investments Canada LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
    100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C.    The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
    100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
    100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
    100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
12.5% - Vaudreuil Shopping Centres Limited
70.0% - Saskatoon West Shopping Centres Limited
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - TMI Systems, Inc.
51.0% - Plandirect Insurance Services Inc.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.

     30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (DE) [(special shares held by 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
     100.0% - 3853071 Canada Limited
             50.0% - Laurier House Apartments Limited
             30.0% - Kelowna Central Park Properties Ltd.
             30.0% - Kelowna Central Park Phase II Properties Ltd.
             30.0% - Trop Beau Developments Limited
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
             35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
             88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
             25.0% - High Park Bayview Limited Partnership
             30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
75.0% - Vaudreuil Shopping Centres Limited
30.0% - Saskatoon West Shopping Centres Limited
75.0% - 2331777 Ontario Ltd.
75.0% - 2344701 Ontario Ltd.
75.0% - 2356720 Ontario Ltd.
75.0% - 0977221 B.C. Ltd.
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited                                        100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited                                            100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Setanta Asset Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited

100.0% - Canada Life, Limited
100.0% - Canada Life (Ireland), Limited
11.29% - Irish Life Assurance plc.
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited                                                    100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Limited
49.0% - Glohealth Financial Services Limited                                                        100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Ltd.
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
88.71% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.

100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Park (Hove) Management Company Ltd.
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
100.0% - Canada Life Group Holdings Limited
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - Vaudreuil Shopping Centres Limited
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
28.6% - GWL THL Private Equity I Inc. (71.4% owned by The Great-West Life Assurance Company)
100.0% - Canada Life Capital Trust
D.    IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
58.83% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.
100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.
97.08% - Investment Planning Counsel Inc. (and 2.92% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.66% - IPC Portfolio Services Inc. (and 11.34% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
    50.0% - Parjointco N.V.
     75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
1.1% - Suez Environment Company (of which 0.2% in trading)
29.3% - Lafarge SA (21.1% in capital of which 0.1% held by GBL Energy S.à r.l. and Serena S.à r.l.))
6.9% - Pernod Ricard (7.5% in capital)
12.43% - Umicore (12.43% in capital)
0.4% - LTI One
0.1% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
71.9% - Imerys (56.5% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
99.9% - Sagerpar
3.6% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V.
100.0% - COFINERGY
Capital
100.0% - GBL Energy S.á.r.l.
Capital
3.0% - Total SA (2.7% in capital)
100.0% - GBL Verwaltung GmbH
100.0% - GBL Finance & Treasury
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R

100.0% - Sienna Capital S.á.r.l
Capital
39.1% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
43.0% - ECP1
100.0% - ECP3
15.1% - Mérieux Participations I
37.8% - Mérieux Participations II
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
2.4% - GDF SUEZ (of which 0.1% in trading)
42.4% - ECP 2
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F.    Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Cyberpresse Inc.
100.0% - 3834310 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
81.90% - 9059-2114 Québec Inc.
99.27% - DuProprio Inc.
100.0% - VR Estates Inc.
100.0% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100.0% - Comfree Commission Free Realty Inc.
100.0% - CF Real Estate First Inc.
100.0% - CF Real Estate Max Inc.
100.0% - CF Real Estate Ontario Inc.
100.0% - CF Real Estate Maritimes Inc.
100.0% - DP Immobilier Québec Inc.
100.0% - 8495122 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.

2.72% - Acquisio Inc.
50.0% - Workopolis Canada
25.0% - Olive Média
100.0% - Attitude Digitale Inc.
26.32% - Checkout 51 Inc.
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
100.0% - Power Pacific Mauritius Limited
11.74% - Vimicro International Corporation
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
0.63% - CITIC Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H.    Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.22% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Spuare Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - Club de Hockey Les Remparts de Québec Inc.
100.0% - Power Energy Corporation
62.83% - Potentia Solar Inc.
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
     24.05% - Eagle Creek Renewable Energy, LLC

100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.4% - Sagard Capital Partners, L.P.
96.9% - IntegraMed America, Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.    Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.

Item 30.        Indemnification

Registrant’s Articles of Amendment and Restatement provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Maryland Code, Corporations and Associations, §2-418provides:

(a)(1) In this section the following words have the meanings indicated.

(2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

(4) "Expenses" include attorney's fees.

(5)(i) "Official capacity" means:

(1) When used with respect to a director, the office of director in the corporation; and
(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(ii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)     (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)     (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

(e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 31.     Business and Other Connections of Investment Adviser

Registrant's investment adviser, Great-West Capital Management, LLC (“GWCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). In addition to the Funds, GWCM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of GWL&A. The managers and officers of GWCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

Ronald J. Laeyendecker        Senior Vice President, Executive Benefits Market, GWL&A, GWL&A of
NY and GWFS Equities, Inc.; Manager, GWCM.

David G. McLeod    Senior Vice President, Product Management, GWL&A; Manager, Senior
Vice President and Managing Director, Advised Assets Group, LLC and
GWCM; Senior Vice President and Managing Director, Great-West Funds, Inc.

Charles P. Nelson
Executive Vice President, Retirement Services, GWL&A, and GWL&A of NY; Chairman and President, Advised Assets Group, LLC, and FASCore, LLC; President, EMJAY Corporation; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GWCM; Chairman, President and Chief Executive Officer, Great-West Funds, Inc.

Robert K. Shaw
Executive Vice President, Individual Markets, GWL&A, and GWL&A of NY; Manager and Executive Vice President, Individual/Institutional, FASCore, LLC; Manager, Advised Assets Group, LLC; Director, EMJAY Corporation; Director and Executive Vice President, GWFS Equities, Inc.; Chairman, President and Chief Executive Officer, GWCM.

Catherine S. Tocher
Senior Vice President and Chief Investment Officer, Segregated Funds, GWL&A; Manager, Senior Vice President and Chief Investment Officer, GWCM; Manager and Senior Vice President, Great-West Trust Company, LLC

Beverly A. Byrne	Senior Vice President, Legal and Chief Compliance Officer, GWL&A, GWL&A of NY, Advised Assets Group, LLC, GWCM and Great-West

Funds; Senior Vice President, Legal, Chief Compliance Officer and Secretary, FASCore, LLC; Secretary and Chief Compliance Officer, GWFS Equities, Inc.

Mary C. Maiers
Vice President, Investment Operations, GWL&A and GWL&A of NY; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Funds, Inc. and GWCM.

Ryan L. Logsdon	Assistant Vice President & Counsel, GWL&A; Assistant Vice President, Counsel & Secretary, Great-West Funds, Inc. and GWCM.

Joel L. Terwilliger
Assistant Vice President, Counsel & Associate Chief Compliance Officer, GWL&A; Assistant Vice President and Associate Chief Compliance Officer, Advised Assets Group, LLC, Great-West Funds, Inc. and GWCM.

John A. Clouthier	Director, Fund Administration, GWL&A; Assistant Treasurer, Great-West Funds, Inc., Great-West Trust Company, LLC, and GWCM.

Thone L. Gdovin	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM.

Jonathan D. Kreider	Senior Portfolio Manager, Asset Allocation, Advised Assets Group, LLC; Portfolio Manager, GWCM.

Andrew N. Corwin	Investment Analyst, Advised Assets Group, LLC; Assistant Portfolio Manager, GWCM

Sam Y. Moyn	Senior Portfolio Trader/Analyst, GWL&A; Assistant Portfolio Manager, GWCM

Kiva G. Patten	Assistant Manager, Structured Investments, GWL&A; Assistant Portfolio Manager, GWCM

Item 32.	Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and GWL&A of NY through the following separate accounts: Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A , COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of GWL&A of NY, Variable Annuity-2 Series Account of GWL&A of NY, Variable Annuity-3 Series Account of GWL&A of NY, COLI VUL-2 Series Account of GWL&A of NY and COLI VUL-4 Series Account of GWL&A of NY.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Charles P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Chairman, President and Chief Executive Officer
Robert K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director, Executive Vice President	Director
William S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Senior Vice President
Brent P. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
Stehpanie A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
Miles R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Ronald J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Christopher Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Beverly A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Legal, Chief Compliance Officer and Secretary	Senior Vice President, Legal and Chief Compliance Officer
Susan M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
Mary C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President & Treasurer	Chief Financial Officer &Treasurer
Teresa L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Great-West Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or Great-West Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111; or with certain registered service providers of Great-West Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17of the Securities and Exchange Act of 1934.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Great-West Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 26th day of February 2015.

GREAT-WEST FUNDS, INC.
(Registrant)

By:     /s/ Charles P. Nelson
Charles P. Nelson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                    Title                Date

/s/ Charles P. Nelson                Chairman, President        February 26, 2015
Charles P. Nelson                and Chief Executive
Officer

/s/ Robert K. Shaw                Director            February 26, 2015
Robert K. Shaw

/s/ Donna L. Lynne                Director            February 26, 2015
Donna L. Lynne*

/s/ Gail H. Klapper                Director            February 26, 2015
Gail H. Klapper*

/s/ Stephen G. McConahey            Director            February 26, 2015
Stephen G. McConahey*

/s/ Mary C. Maiers                Chief Financial             February 26, 2015
Mary C. Maiers                    Officer & Treasurer

*By:    /s/ Beverly A. Byrne                            February 26, 2015
Beverly A. Byrne
    Attorney-in-fact

Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503). Power of Attorney for Ms. Lynne is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).